UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-3759

Variable Insurance Products Fund IV
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts  02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts  02210
(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products: Consumer Discretionary Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	5.24%	15.71%	8.40%
Investor Class	5.12%	15.61%	8.31%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Consumer Discretionary Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$22,403	VIP Consumer Discretionary Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Peter Dixon:  For the year, the fund's share classes returned about 5%, underperforming both the 6.72% advance of the MSCI U.S. IMI Consumer Discretionary 25/50 Index. The sector fell short of the broader market but still produced a solid gain amid a number of positives, including wage growth and an improving job market. Versus the MSCI sector index, our biggest relative detractor the past year was major fund holding L Brands. The apparel maker and retailer, whose brands include Bath & Body Works, saw its shares return -27%. Shares began to sell off after the company’s estimates for fiscal-year 2016 were reduced after the management team restructured the Victoria's Secret brand – whose CEO left – and the company decided to exit certain categories. Then, in late October, the company announced disappointing comparable sales for Victoria's Secret. Another major laggard was Nike. The stock suffered amid mounting competition in the athletic apparel and footwear space. Conversely, our biggest individual contributor was large fund holding Charter Communications. Charter’s stock price advanced in August after the company reported solid earnings gains from its roughly $70 billion acquisition of Time Warner Cable (TWC) – along with internet provider Bright House Networks – completed in May. In December, Charter shares further benefited from expectations for greater-than-expected synergies resulting from the TWC acquisition. An overweighting in Amazon.com also boosted relative results.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amazon.com, Inc.	14.4	15.2
The Walt Disney Co.	9.7	8.4
Home Depot, Inc.	9.7	8.0
Charter Communications, Inc. Class A	6.8	7.1
NIKE, Inc. Class B	5.3	5.1
L Brands, Inc.	4.9	4.4
Hilton Worldwide Holdings, Inc.	4.6	4.1
Ross Stores, Inc.	3.5	4.8
Dollar Tree, Inc.	3.1	0.0
Interpublic Group of Companies, Inc.	3.0	2.8
	65.0

Top Industries (% of fund's net assets)

As of December 31, 2016
Media	24.4%
Specialty Retail	24.0%
Internet & Direct Marketing Retail	17.0%
Hotels, Restaurants & Leisure	12.9%
Textiles, Apparel & Luxury Goods	8.4%
All Others*	13.3%

As of June 30, 2016
Specialty Retail	25.1%
Media	24.2%
Internet & Catalog Retail	17.0%
Hotels, Restaurants & Leisure	13.5%
Textiles, Apparel & Luxury Goods	8.5%
All Others*	11.7%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.0%
	Shares	Value
Auto Components - 1.1%
Auto Parts & Equipment - 1.1%
Tenneco, Inc. (a)	26,251	$1,639,900
Automobiles - 0.4%
Automobile Manufacturers - 0.4%
Ferrari NV	9,600	558,144
Beverages - 1.2%
Soft Drinks - 1.2%
Monster Beverage Corp. (a)	40,090	1,777,591
Distributors - 1.1%
Distributors - 1.1%
LKQ Corp. (a)	52,400	1,606,060
Food & Staples Retailing - 0.1%
Food Retail - 0.1%
Zhou Hei Ya International Holdings Co. Ltd.	169,500	147,744
Hotels, Restaurants & Leisure - 12.9%
Casinos & Gaming - 1.3%
Churchill Downs, Inc.	200	30,090
Las Vegas Sands Corp.	35,159	1,877,842
		1,907,932
Hotels, Resorts & Cruise Lines - 4.6%
Hilton Worldwide Holdings, Inc.	248,840	6,768,448
Leisure Facilities - 1.1%
Vail Resorts, Inc.	10,460	1,687,303
Restaurants - 5.9%
Buffalo Wild Wings, Inc. (a)	12,800	1,976,320
Darden Restaurants, Inc.	23,100	1,679,832
Del Frisco's Restaurant Group, Inc. (a)	29,500	501,500
Domino's Pizza, Inc.	6,500	1,035,060
Jack in the Box, Inc.	1,100	122,804
McDonald's Corp.	4,170	507,572
Starbucks Corp.	50,470	2,802,094
U.S. Foods Holding Corp.	2,500	68,700
		8,693,882

TOTAL HOTELS, RESTAURANTS & LEISURE		19,057,565

Household Durables - 1.3%
Household Appliances - 1.3%
Techtronic Industries Co. Ltd.	535,908	1,917,735
Household Products - 2.0%
Household Products - 2.0%
Spectrum Brands Holdings, Inc.	23,949	2,929,681
Internet & Direct Marketing Retail - 17.0%
Internet & Direct Marketing Retail - 17.0%
Amazon.com, Inc. (a)	28,338	21,249,817
Liberty Interactive Corp. QVC Group Series A (a)	108,300	2,163,834
Ocado Group PLC (a)(b)	522,047	1,699,142
		25,112,793
Leisure Products - 1.3%
Leisure Products - 1.3%
Mattel, Inc.	71,400	1,967,070
Media - 24.1%
Advertising - 3.0%
Interpublic Group of Companies, Inc.	192,357	4,503,077
Cable & Satellite - 10.9%
Charter Communications, Inc. Class A (a)	34,977	10,070,578
Comcast Corp. Class A	50,640	3,496,692
DISH Network Corp. Class A (a)	13,500	782,055
Naspers Ltd. Class N	5,240	764,996
Sirius XM Holdings, Inc. (b)	226,600	1,008,370
		16,122,691
Movies & Entertainment - 10.2%
The Walt Disney Co.	137,957	14,377,879
Time Warner, Inc.	7,200	695,016
		15,072,895

TOTAL MEDIA		35,698,663

Multiline Retail - 4.0%
General Merchandise Stores - 4.0%
B&M European Value Retail S.A.	386,784	1,325,150
Dollar Tree, Inc. (a)	59,642	4,603,170
		5,928,320
Personal Products - 0.1%
Personal Products - 0.1%
Herbalife Ltd. (a)	3,400	163,676
Specialty Retail - 24.0%
Apparel Retail - 11.3%
Express, Inc. (a)	23,600	253,936
L Brands, Inc.	110,900	7,301,656
Ross Stores, Inc.	78,500	5,149,600
TJX Companies, Inc.	49,917	3,750,264
Urban Outfitters, Inc. (a)	4,500	128,160
Zumiez, Inc. (a)(b)	10,600	231,610
		16,815,226
Automotive Retail - 3.0%
Advance Auto Parts, Inc.	11,687	1,976,505
O'Reilly Automotive, Inc. (a)	8,760	2,438,872
		4,415,377
Home Improvement Retail - 9.7%
Home Depot, Inc.	106,900	14,333,152

TOTAL SPECIALTY RETAIL		35,563,755

Textiles, Apparel & Luxury Goods - 8.4%
Apparel, Accessories & Luxury Goods - 3.1%
G-III Apparel Group Ltd. (a)	10,452	308,961
Michael Kors Holdings Ltd. (a)	10,100	434,098
Regina Miracle International Holdings Ltd. (b)	258,019	213,384
VF Corp.	67,500	3,601,125
		4,557,568
Footwear - 5.3%
NIKE, Inc. Class B	155,270	7,892,374

TOTAL TEXTILES, APPAREL & LUXURY GOODS		12,449,942

TOTAL COMMON STOCKS
(Cost $122,900,860)		146,518,639
	Principal Amount	Value

Convertible Bonds - 0.3%
Media - 0.3%
Cable & Satellite - 0.3%
DISH Network Corp. 3.375% 8/15/26 (c)
(Cost $410,000)	$410,000	466,631
	Shares	Value

Money Market Funds - 2.7%
Fidelity Cash Central Fund, 0.60% (d)	762,010	762,162
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	3,213,090	3,213,412
TOTAL MONEY MARKET FUNDS
(Cost $3,975,274)		3,975,574
TOTAL INVESTMENT PORTFOLIO - 102.0%
(Cost $127,286,134)		150,960,844
NET OTHER ASSETS (LIABILITIES) - (2.0)%		(3,011,919)
NET ASSETS - 100%		$147,948,925

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $466,631 or 0.3% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,928
Fidelity Securities Lending Cash Central Fund	183,377
Total	$194,305

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$146,518,639	$143,474,780	$3,043,859	$--
Convertible Bonds	466,631	--	466,631	--
Money Market Funds	3,975,574	3,975,574	--	--
Total Investments in Securities:	$150,960,844	$147,450,354	$3,510,490	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $3,104,935) — See accompanying schedule: Unaffiliated issuers (cost $123,310,860)	$146,985,270
Fidelity Central Funds (cost $3,975,274)	3,975,574
Total Investments (cost $127,286,134)		$150,960,844
Receivable for investments sold		886,113
Dividends receivable		170,638
Interest receivable		5,496
Distributions receivable from Fidelity Central Funds		7,729
Prepaid expenses		829
Other receivables		2,757
Total assets		152,034,406
Liabilities
Payable for investments purchased	$73,666
Payable for fund shares redeemed	665,021
Accrued management fee	69,604
Other affiliated payables	22,091
Other payables and accrued expenses	42,119
Collateral on Securities Loaned	3,212,980
Total liabilities		4,085,481
Net Assets		$147,948,925
Net Assets consist of:
Paid in capital		$126,936,989
Undistributed net investment income		244,854
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,906,414)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		23,673,496
Net Assets		$147,948,925
Initial Class:
Net Asset Value, offering price and redemption price per share ($23,677,425 ÷ 1,292,056 shares)		$18.33
Investor Class:
Net Asset Value, offering price and redemption price per share ($124,271,500 ÷ 6,799,791 shares)		$18.28

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$2,371,022
Interest		5,500
Income from Fidelity Central Funds (including $183,377 from security lending)		194,305
Total income		2,570,827
Expenses
Management fee	$907,893
Transfer agent fees	220,399
Accounting and security lending fees	66,314
Custodian fees and expenses	14,560
Independent trustees' fees and expenses	3,637
Audit	54,886
Legal	3,683
Miscellaneous	1,888
Total expenses before reductions	1,273,260
Expense reductions	(7,467)	1,265,793
Net investment income (loss)		1,305,034
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,784,098)
Fidelity Central Funds	896
Foreign currency transactions	(9,818)
Total net realized gain (loss)		(1,793,020)
Change in net unrealized appreciation (depreciation) on: Investment securities	6,462,816
Assets and liabilities in foreign currencies	(123)
Total change in net unrealized appreciation (depreciation)		6,462,693
Net gain (loss)		4,669,673
Net increase (decrease) in net assets resulting from operations		$5,974,707

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,305,034	$912,511
Net realized gain (loss)	(1,793,020)	2,600,750
Change in net unrealized appreciation (depreciation)	6,462,693	267,905
Net increase (decrease) in net assets resulting from operations	5,974,707	3,781,166
Distributions to shareholders from net investment income	(1,035,303)	(888,137)
Distributions to shareholders from net realized gain	(3,068,756)	(12,074,620)
Total distributions	(4,104,059)	(12,962,757)
Share transactions - net increase (decrease)	(61,945,625)	108,756,640
Redemption fees	48,581	73,024
Total increase (decrease) in net assets	(60,026,396)	99,648,073
Net Assets
Beginning of period	207,975,321	108,327,248
End of period	$147,948,925	$207,975,321
Other Information
Undistributed net investment income end of period	$244,854	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Discretionary Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.88	$19.01	$18.54	$14.24	$12.26
Income from Investment Operations
Net investment income (loss)A	.15	.13	.08	.03	.07
Net realized and unrealized gain (loss)	.73	.73	1.59	5.58	2.55
Total from investment operations	.88	.86	1.67	5.61	2.62
Distributions from net investment income	(.14)	(.09)	(.10)	(.02)	(.05)
Distributions from net realized gain	(.30)	(1.91)	(1.11)	(1.30)	(.60)
Total distributions	(.44)	(2.00)	(1.20)B	(1.32)	(.65)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.01
Net asset value, end of period	$18.33	$17.88	$19.01	$18.54	$14.24
Total ReturnD,E	5.24%	4.71%	9.64%	41.10%	21.67%
Ratios to Average Net AssetsF,G
Expenses before reductions	.70%	.70%	.72%	.76%	.89%
Expenses net of fee waivers, if any	.70%	.70%	.72%	.75%	.89%
Expenses net of all reductions	.70%	.69%	.71%	.75%	.88%
Net investment income (loss)	.86%	.69%	.45%	.16%	.53%
Supplemental Data
Net assets, end of period (000 omitted)	$23,677	$42,048	$21,446	$32,004	$11,950
Portfolio turnover rateH	43%	46%	129%	122%	190%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.20 per share is comprised of distributions from net investment income of $0.097 and distributions from net realized gain of $1.106 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Discretionary Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$17.84	$18.97	$18.50	$14.21	$12.25
Income from Investment Operations
Net investment income (loss)A	.14	.11	.07	.01	.06
Net realized and unrealized gain (loss)	.71	.74	1.59	5.58	2.53
Total from investment operations	.85	.85	1.66	5.59	2.59
Distributions from net investment income	(.13)	(.08)	(.08)	(.01)	(.04)
Distributions from net realized gain	(.30)	(1.91)	(1.11)	(1.30)	(.60)
Total distributions	(.42)B	(1.99)	(1.19)	(1.31)	(.64)
Redemption fees added to paid in capitalA	.01	.01	–C	.01	.01
Net asset value, end of period	$18.28	$17.84	$18.97	$18.50	$14.21
Total ReturnD,E	5.12%	4.66%	9.58%	41.05%	21.45%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.78%	.80%	.83%	.96%
Expenses net of fee waivers, if any	.78%	.77%	.79%	.83%	.96%
Expenses net of all reductions	.78%	.77%	.78%	.83%	.94%
Net investment income (loss)	.78%	.61%	.38%	.08%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$124,272	$165,927	$86,882	$109,697	$27,563
Portfolio turnover rateH	43%	46%	129%	122%	190%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.42 per share is comprised of distributions from net investment income of $.125 and distributions from net realized gain of $.298 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Consumer Discretionary Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is reasonably assured.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards, certain foreign taxes, losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$29,221,566
Gross unrealized depreciation	(5,675,400)
Net unrealized appreciation (depreciation) on securities	$23,546,166
Tax Cost	$127,414,678

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$244,853
Capital loss carryforward	$(2,777,871)
Net unrealized appreciation (depreciation) on securities and other investments	$ 23,544,946

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
No expiration
Short-term	$(2,777,871)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,035,303	$ 1,510,373
Long-term Capital Gains	3,068,756	11,452,384
Total	$4,104,059	$ 12,962,757

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $70,694,884 and $126,211,227, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$18,665
Investor Class	201,734
$220,399

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $1,655 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $438 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $6,007 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,460.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$177,534	$201,826
Investor Class	857,769	686,311
Total	$1,035,303	$888,137
From net realized gain
Initial Class	$586,354	$2,248,126
Investor Class	2,482,402	9,826,494
Total	$3,068,756	$12,074,620

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	122,020	1,350,232	$2,169,098	$24,894,236
Reinvestment of distributions	46,901	138,025	763,888	2,449,952
Shares redeemed	(1,228,235)	(265,236)	(21,325,956)	(4,757,952)
Net increase (decrease)	(1,059,314)	1,223,021	$(18,392,970)	$22,586,236
Investor Class
Shares sold	609,221	4,742,177	$10,778,576	$86,676,987
Reinvestment of distributions	204,746	593,909	3,340,171	10,512,805
Shares redeemed	(3,316,240)	(614,917)	(57,671,402)	(11,019,388)
Net increase (decrease)	(2,502,273)	4,721,169	$(43,552,655)	$86,170,404

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Consumer Discretionary Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Discretionary Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.70%
Actual		$1,000.00	$1,046.20	$3.60
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Investor Class	.78%
Actual		$1,000.00	$1,046.20	$4.01
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class and Investor Class designate 100% of the dividends distributed in December 2016, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VCONIC-ANN-0217
1.817355.111

Fidelity® Variable Insurance Products: Consumer Staples Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Life of fundA
Initial Class	3.72%	13.04%	9.66%
Investor Class	3.67%	12.97%	9.58%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Consumer Staples Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$24,451	VIP Consumer Staples Portfolio - Initial Class
$18,651	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager James McElligott:  For the year, the fund’s share classes returned about 4%, lagging the MSCI U.S. IMI Consumer Staples 25/50 Index, which gained 6.39%, and the broad-based S&P 500. A post-election investor rotation out of more defensive, expensive stocks into more economically sensitive, U.S.-based securities pressured the sector. Segment allocations, driven by bottom-up security selection, detracted from the fund’s relative performance versus the MSCI index, with added pressure from currency headwinds. Individual disappointments included beauty products company Coty, which saw its stock decline due to concern about the integration of a recent acquisition and a disappointing earnings report. Elsewhere, pricing missteps in the U.S. and the Philippines pressured the return of infant-formula company Mead Johnson Nutrition. An underweighting in U.S.-focused tobacco company Altria also hurt, as the stock rallied. By contrast, picks in the personal products and household products categories aided relative performance. Top contributors included beauty products company Avon Products and skin care company NuSkin Enterprises, direct sellers with substantial overseas exposure. Avon benefited from the involvement of a private investment firm, while Nu Skin gained from better execution after stumbling with a new product launch in China.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Procter & Gamble Co.	10.2	10.8
The Coca-Cola Co.	9.0	10.4
Philip Morris International, Inc.	7.6	7.5
Mead Johnson Nutrition Co. Class A	5.9	3.8
CVS Health Corp.	4.2	4.9
Monster Beverage Corp.	4.1	4.0
Coty, Inc. Class A	3.7	2.1
Walgreens Boots Alliance, Inc.	3.6	3.8
Altria Group, Inc.	3.4	2.9
Mondelez International, Inc.	3.4	2.9
	55.1

Top Industries (% of fund's net assets)

As of December 31, 2016
Beverages	24.9%
Food Products	18.9%
Tobacco	16.1%
Household Products	15.8%
Food & Staples Retailing	13.6%
All Others*	10.7%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Beverages	24.4%
Food Products	16.6%
Household Products	16.5%
Tobacco	15.7%
Food & Staples Retailing	14.6%
All Others*	12.2%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Beverages - 24.9%
Brewers - 1.3%
Anheuser-Busch InBev SA NV	8,036	$850,562
China Resources Beer Holdings Co. Ltd. (a)	18,666	36,981
Molson Coors Brewing Co. Class B	33,600	3,269,616
		4,157,159
Distillers & Vintners - 1.6%
Constellation Brands, Inc. Class A (sub. vtg.)	29,800	4,568,638
Kweichow Moutai Co. Ltd. (A Shares)	9,950	478,732
		5,047,370
Soft Drinks - 22.0%
Britvic PLC	95,900	670,121
Coca-Cola Bottling Co. Consolidated	42,730	7,642,261
Coca-Cola Central Japan Co. Ltd.	114,200	2,517,041
Coca-Cola European Partners PLC	151,300	4,750,820
Coca-Cola HBC AG	62,000	1,352,436
Fever-Tree Drinks PLC	79,944	1,122,177
Fomento Economico Mexicano S.A.B. de CV sponsored ADR	3,285	250,350
Monster Beverage Corp. (a)	290,200	12,867,468
PepsiCo, Inc.	95,306	9,971,867
The Coca-Cola Co.	692,338	28,704,333
		69,848,874

TOTAL BEVERAGES		79,053,403

Biotechnology - 0.2%
Biotechnology - 0.2%
Enzymotec Ltd. (a)	84,900	556,095
Capital Markets - 0.5%
Diversified Capital Markets - 0.5%
Beijing Yanjing Brewery ELS (UBS Warrant Programme) warrants 10/6/17 (a)(b)	1,724,279	1,725,520
Chemicals - 0.5%
Fertilizers & Agricultural Chemicals - 0.5%
Syngenta AG (Switzerland)	4,095	1,617,947
Food & Staples Retailing - 13.6%
Drug Retail - 7.8%
CVS Health Corp.	170,439	13,449,341
Walgreens Boots Alliance, Inc.	137,500	11,379,500
		24,828,841
Food Distributors - 0.8%
Sysco Corp.	26,600	1,472,842
United Natural Foods, Inc. (a)	19,000	906,680
		2,379,522
Food Retail - 1.0%
Kroger Co.	91,752	3,166,362
Sprouts Farmers Market LLC (a)	1,700	32,164
Whole Foods Market, Inc.	3,600	110,736
		3,309,262
Hypermarkets & Super Centers - 4.0%
Costco Wholesale Corp.	62,200	9,958,842
Wal-Mart Stores, Inc.	39,804	2,751,252
		12,710,094

TOTAL FOOD & STAPLES RETAILING		43,227,719

Food Products - 18.9%
Agricultural Products - 0.3%
Ingredion, Inc.	7,200	899,712
Packaged Foods & Meats - 18.6%
Amplify Snack Brands, Inc. (a)	108,400	955,004
ConAgra Foods, Inc.	14,200	561,610
Danone SA	14,450	914,375
Greencore Group PLC	141,815	430,815
Hostess Brands, Inc. Class A (a)	164,400	2,137,200
JBS SA	582,300	2,008,986
Kellogg Co.	1,800	132,678
Mead Johnson Nutrition Co. Class A	262,800	18,595,728
Mondelez International, Inc.	243,600	10,798,788
Post Holdings, Inc. (a)	31,700	2,548,363
The Hain Celestial Group, Inc. (a)	134,680	5,256,560
The Hershey Co.	12,700	1,313,561
The J.M. Smucker Co.	18,400	2,356,304
The Kraft Heinz Co.	57,800	5,047,096
TreeHouse Foods, Inc. (a)	81,600	5,890,704
		58,947,772

TOTAL FOOD PRODUCTS		59,847,484

Health Care Providers & Services - 0.1%
Health Care Services - 0.1%
Diplomat Pharmacy, Inc. (a)(c)	19,300	243,180
Hotels, Restaurants & Leisure - 0.2%
Restaurants - 0.2%
U.S. Foods Holding Corp.	21,400	588,072
Household Durables - 0.7%
Housewares & Specialties - 0.7%
Newell Brands, Inc.	49,972	2,231,250
Household Products - 15.8%
Household Products - 15.8%
Colgate-Palmolive Co.	70,290	4,599,778
Procter & Gamble Co.	386,307	32,480,692
Spectrum Brands Holdings, Inc.	73,400	8,979,022
Svenska Cellulosa AB (SCA) (B Shares)	143,900	4,063,999
		50,123,491
Personal Products - 7.9%
Personal Products - 7.9%
Avon Products, Inc.	905,400	4,563,216
Coty, Inc. Class A	639,248	11,704,631
Estee Lauder Companies, Inc. Class A	37,100	2,837,779
Herbalife Ltd. (a)	71,900	3,461,266
Nu Skin Enterprises, Inc. Class A	31,688	1,514,053
Ontex Group NV	16,600	493,640
Unilever NV (Certificaten Van Aandelen) (Bearer) (c)	15,830	650,278
		25,224,863
Specialty Retail - 0.1%
Specialty Stores - 0.1%
GNC Holdings, Inc.	27,561	304,273
Tobacco - 16.1%
Tobacco - 16.1%
Altria Group, Inc.	160,196	10,832,454
British American Tobacco PLC sponsored ADR (c)	49,159	5,538,745
Imperial Tobacco Group PLC	19,368	845,564
Japan Tobacco, Inc.	23,000	756,466
Philip Morris International, Inc.	262,734	24,037,534
Reynolds American, Inc.	159,000	8,910,360
		50,921,123
TOTAL COMMON STOCKS
(Cost $278,104,341)		315,664,420

Convertible Preferred Stocks - 0.4%
Internet & Direct Marketing Retail - 0.4%
Internet & Direct Marketing Retail - 0.4%
The Honest Co., Inc. Series D (a)(d)
(Cost $1,499,986)	32,783	1,192,478

Money Market Funds - 1.9%
Fidelity Cash Central Fund, 0.60% (e)	111,643	111,666
Fidelity Securities Lending Cash Central Fund 0.65% (e)(f)	5,891,060	5,891,649
TOTAL MONEY MARKET FUNDS
(Cost $6,003,274)		6,003,315
TOTAL INVESTMENT PORTFOLIO - 101.8%
(Cost $285,607,601)		322,860,213
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(5,676,193)
NET ASSETS - 100%		$317,184,020

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,725,520 or 0.5% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,192,478 or 0.4% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
The Honest Co., Inc. Series D	8/3/15	$1,499,986

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$10,827
Fidelity Securities Lending Cash Central Fund	367,941
Total	$378,768

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$315,664,420	$308,710,333	$6,954,087	$--
Convertible Preferred Stocks	1,192,478	--	--	1,192,478
Money Market Funds	6,003,315	6,003,315	--	--
Total Investments in Securities:	$322,860,213	$314,713,648	$6,954,087	$1,192,478

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$1,605,156
Level 2 to Level 1	$7,487,372

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.9%
United Kingdom	4.7%
Sweden	1.3%
Cayman Islands	1.1%
Japan	1.0%
Others (Individually Less Than 1%)	3.0%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,775,834) — See accompanying schedule: Unaffiliated issuers (cost $279,604,327)	$316,856,898
Fidelity Central Funds (cost $6,003,274)	6,003,315
Total Investments (cost $285,607,601)		$322,860,213
Foreign currency held at value (cost $12,941)		12,941
Receivable for investments sold		1,223,715
Dividends receivable		797,850
Distributions receivable from Fidelity Central Funds		3,931
Prepaid expenses		1,927
Other receivables		5,533
Total assets		324,906,110
Liabilities
Payable for investments purchased	$968,121
Payable for fund shares redeemed	626,910
Accrued management fee	146,799
Other affiliated payables	47,416
Other payables and accrued expenses	42,813
Collateral on Securities Loaned	5,890,031
Total liabilities		7,722,090
Net Assets		$317,184,020
Net Assets consist of:
Paid in capital		$280,974,249
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,041,304)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		37,251,075
Net Assets		$317,184,020
Initial Class:
Net Asset Value, offering price and redemption price per share ($38,192,327 ÷ 2,184,617 shares)		$17.48
Investor Class:
Net Asset Value, offering price and redemption price per share ($278,991,693 ÷ 16,018,004 shares)		$17.42

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$7,773,699
Income from Fidelity Central Funds		378,768
Total income		8,152,467
Expenses
Management fee	$1,806,202
Transfer agent fees	449,646
Accounting and security lending fees	130,046
Custodian fees and expenses	21,728
Independent trustees' fees and expenses	6,856
Audit	51,674
Legal	5,497
Interest	1,332
Miscellaneous	3,376
Total expenses before reductions	2,476,357
Expense reductions	(17,974)	2,458,383
Net investment income (loss)		5,694,084
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	6,794,739
Fidelity Central Funds	1,212
Foreign currency transactions	(13,447)
Total net realized gain (loss)		6,782,504
Change in net unrealized appreciation (depreciation) on: Investment securities	(4,726,603)
Assets and liabilities in foreign currencies	(1,087)
Total change in net unrealized appreciation (depreciation)		(4,727,690)
Net gain (loss)		2,054,814
Net increase (decrease) in net assets resulting from operations		$7,748,898

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$5,694,084	$3,176,828
Net realized gain (loss)	6,782,504	10,517,975
Change in net unrealized appreciation (depreciation)	(4,727,690)	5,432,519
Net increase (decrease) in net assets resulting from operations	7,748,898	19,127,322
Distributions to shareholders from net investment income	(5,680,637)	(3,318,744)
Distributions to shareholders from net realized gain	(16,432,186)	(12,937,830)
Total distributions	(22,112,823)	(16,256,574)
Share transactions - net increase (decrease)	89,838,556	55,231,623
Redemption fees	57,248	15,606
Total increase (decrease) in net assets	75,531,879	58,117,977
Net Assets
Beginning of period	241,652,141	183,534,164
End of period	$317,184,020	$241,652,141

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Staples Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.25	$18.08	$16.44	$14.03	$12.42
Income from Investment Operations
Net investment income (loss)A	.33	.28	.28	.31	.27
Net realized and unrealized gain (loss)	.30	1.34	2.21	2.73	1.64
Total from investment operations	.63	1.62	2.49	3.04	1.91
Distributions from net investment income	(.33)B	(.27)	(.24)	(.31)	(.22)
Distributions from net realized gain	(1.07)B	(1.18)	(.61)	(.32)	(.09)
Total distributions	(1.40)	(1.45)	(.85)	(.63)	(.31)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$17.48	$18.25	$18.08	$16.44	$14.03
Total ReturnD,E	3.72%	9.46%	15.66%	21.80%	15.40%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.69%	.71%	.73%	.75%
Expenses net of fee waivers, if any	.68%	.69%	.70%	.72%	.75%
Expenses net of all reductions	.67%	.68%	.70%	.72%	.74%
Net investment income (loss)	1.79%	1.61%	1.66%	1.94%	1.95%
Supplemental Data
Net assets, end of period (000 omitted)	$38,192	$28,077	$22,943	$25,736	$24,123
Portfolio turnover rateH	45%	38%	78%	36%	20%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Consumer Staples Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$18.19	$18.02	$16.40	$13.99	$12.39
Income from Investment Operations
Net investment income (loss)A	.32	.27	.26	.30	.25
Net realized and unrealized gain (loss)	.30	1.34	2.20	2.73	1.64
Total from investment operations	.62	1.61	2.46	3.03	1.89
Distributions from net investment income	(.32)B	(.26)	(.23)	(.30)	(.21)
Distributions from net realized gain	(1.07)B	(1.18)	(.61)	(.32)	(.09)
Total distributions	(1.39)	(1.44)	(.84)	(.62)	(.30)
Redemption fees added to paid in capitalA	–C	–C	–C	–C	.01
Net asset value, end of period	$17.42	$18.19	$18.02	$16.40	$13.99
Total ReturnD,E	3.67%	9.41%	15.52%	21.79%	15.30%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.77%	.78%	.80%	.82%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.80%	.82%
Expenses net of all reductions	.75%	.76%	.77%	.80%	.82%
Net investment income (loss)	1.71%	1.53%	1.59%	1.86%	1.87%
Supplemental Data
Net assets, end of period (000 omitted)	$278,992	$213,575	$160,591	$140,485	$89,648
Portfolio turnover rateH	45%	38%	78%	36%	20%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Consumer Staples Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$48,571,138
Gross unrealized depreciation	(12,018,339)
Net unrealized appreciation (depreciation) on securities	$36,552,799
Tax Cost	$286,307,414

At period end, the Fund intends to elect to defer to its next fiscal year $341,490 of capital losses recognized during the period November 1,2016 to December 31, 2016.

The tax-based components of distributable earnings as of period end were as follows:

Net unrealized appreciation (depreciation) on securities and other investments	$36,551,262

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$11,855,056	$ 5,842,044
Long-term Capital Gains	10,257,767	10,414,530
Total	$22,112,823	$ 16,256,574

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $217,060,557 and $144,748,808, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07%(.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$28,295
Investor Class	421,351
$449,646

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,181 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$5,420,923.59%		$1,162

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $806 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $367,941.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $3,364,500. The weighted average interest rate was .91%. The interest expense amounted to $170 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $16,283 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,691.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$706,116	$400,995
Investor Class	4,974,521	2,917,749
Total	$5,680,637	$3,318,744
From net realized gain
Initial Class	$1,949,556	$1,614,521
Investor Class	14,482,630	11,323,309
Total	$16,432,186	$12,937,830

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	1,382,930	441,760	$25,523,374	$7,883,291
Reinvestment of distributions	153,384	115,112	2,655,672	2,015,516
Shares redeemed	(890,562)	(287,181)	(16,436,352)	(5,040,290)
Net increase (decrease)	645,752	269,691	$11,742,694	$4,858,517
Investor Class
Shares sold	5,846,766	2,935,553	$107,736,321	$52,128,879
Reinvestment of distributions	1,128,506	815,517	19,457,151	14,241,058
Shares redeemed	(2,701,599)	(916,976)	(49,097,610)	(15,996,831)
Net increase (decrease)	4,273,673	2,834,094	$78,095,862	$50,373,106

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Consumer Staples Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Consumer Staples Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 17, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.68%
Actual		$1,000.00	$944.10	$3.32
Hypothetical-C		$1,000.00	$1,021.72	$3.46
Investor Class	.76%
Actual		$1,000.00	$944.30	$3.71
Hypothetical-C		$1,000.00	$1,021.32	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $65,703, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 58% and Investor Class designates 59% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VCSP-ANN-0217
1.850994.109

Fidelity® Variable Insurance Products: Utilities Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	14.17%	10.02%	6.17%
Investor Class	14.03%	9.94%	6.07%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Utilities Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,202	VIP Utilities Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Douglas Simmons:  For the year, the fund’s share classes returned about 14%, underperforming the 17.62% return of the MSCI U.S. IMI Utilities 25/50 Index. However, the fund outpaced the broad-based S&P 500®. Historically low interest rates bolstered demand for the utilities sector for much of the period, aiding the fund’s absolute return. However, the fund’s focus on companies increasing their dividends faster than the sector average did not keep up with the benchmark. Stock selection among independent power producers & energy traders detracted most from the fund’s results versus the MSCI index, with Calpine and Dynegy among the most significant individual detractors. These two companies do not pay a dividend and were heavily owned by energy companies that were forced to sell their holdings in these firms indiscriminately as the price of oil collapsed early in 2016. By period end, I reduced these two positions to invest in other opportunities. Our sizable position in electric utility Avangrid also detracted. At period end, Avangrid remained among our largest holdings, and we increased our stake this period at what we thought were attractive prices. Conversely, choices among electric utilities boosted the fund’s relative result, with the fund’s top two individual relative contributors, Exelon and Sothern Co., coming from this strong-performing group.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
NextEra Energy, Inc.	15.5	14.4
Sempra Energy	11.7	11.0
PG&E Corp.	8.3	7.7
Dominion Resources, Inc.	7.0	9.1
Avangrid, Inc.	5.3	5.2
Exelon Corp.	4.9	5.0
DTE Energy Co.	4.8	4.7
FirstEnergy Corp.	4.7	3.4
CenterPoint Energy, Inc.	4.1	1.8
Great Plains Energy, Inc.	4.0	0.0
	70.3

Top Industries (% of fund's net assets)

As of December 31, 2016
Electric Utilities	48.1%
Multi-Utilities	39.3%
Independent Power and Renewable Electricity Producers	6.9%
Media	1.7%
Gas Utilities	1.3%
All Others*	2.7%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Electric Utilities	47.0%
Multi-Utilities	39.3%
Independent Power and Renewable Electricity Producers	7.4%
Gas Utilities	0.9%
Oil, Gas & Consumable Fuels	0.5%
All Others*	4.9%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.0%
	Shares	Value
Electric Utilities - 48.1%
Electric Utilities - 48.1%
Edison International	55,877	$4,022,585
Exelon Corp.	170,971	6,067,761
FirstEnergy Corp.	188,523	5,838,557
Fortis, Inc.	51,981	1,605,173
Great Plains Energy, Inc.	183,720	5,024,742
NextEra Energy, Inc.	161,131	19,248,709
OGE Energy Corp.	68,726	2,298,885
PG&E Corp.	169,147	10,279,063
PNM Resources, Inc.	87,100	2,987,530
PPL Corp.	74,700	2,543,535
		59,916,540
Gas Utilities - 1.3%
Gas Utilities - 1.3%
South Jersey Industries, Inc.	47,294	1,593,335
Independent Power and Renewable Electricity Producers - 6.9%
Independent Power Producers & Energy Traders - 3.4%
Calpine Corp. (a)	52,134	595,892
Dynegy, Inc. (a)	102,439	866,634
NRG Energy, Inc.	88,099	1,080,094
NRG Yield, Inc. Class C	110,299	1,742,724
		4,285,344
Renewable Electricity - 3.5%
NextEra Energy Partners LP	96,796	2,472,170
Pattern Energy Group, Inc.	95,953	1,822,147
		4,294,317

TOTAL INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS		8,579,661

Media - 1.7%
Cable & Satellite - 1.7%
Charter Communications, Inc. Class A (a)	7,220	2,078,782
Multi-Utilities - 39.3%
Multi-Utilities - 39.3%
Avangrid, Inc.	175,910	6,663,471
Black Hills Corp.	53,915	3,307,146
CenterPoint Energy, Inc.	207,968	5,124,332
Dominion Resources, Inc.	114,135	8,741,600
DTE Energy Co.	61,211	6,029,896
SCANA Corp.	62,272	4,563,292
Sempra Energy	144,681	14,560,696
		48,990,433
Oil, Gas & Consumable Fuels - 0.7%
Oil & Gas Storage & Transport - 0.7%
Cheniere Energy Partners LP Holdings LLC	41,900	937,303
TOTAL COMMON STOCKS
(Cost $107,580,563)		122,096,054

Money Market Funds - 0.9%
Fidelity Cash Central Fund, 0.60% (b)
(Cost $1,064,156)	1,063,944	1,064,156
TOTAL INVESTMENT PORTFOLIO - 98.9%
(Cost $108,644,719)		123,160,210
NET OTHER ASSETS (LIABILITIES) - 1.1%		1,393,936
NET ASSETS - 100%		$124,554,146

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$18,090
Fidelity Securities Lending Cash Central Fund	8,860
Total	$26,950

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $107,580,563)	$122,096,054
Fidelity Central Funds (cost $1,064,156)	1,064,156
Total Investments (cost $108,644,719)		$123,160,210
Receivable for investments sold		1,006,591
Receivable for fund shares sold		33,446
Dividends receivable		459,909
Distributions receivable from Fidelity Central Funds		501
Prepaid expenses		817
Other receivables		6,918
Total assets		124,668,392
Liabilities
Payable for fund shares redeemed	$91
Accrued management fee	56,656
Transfer agent fee payable	13,497
Audit payable	33,724
Custodian fee payable	6,253
Other affiliated payables	4,025
Total liabilities		114,246
Net Assets		$124,554,146
Net Assets consist of:
Paid in capital		$111,580,591
Undistributed net investment income		676,171
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(2,217,941)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		14,515,325
Net Assets		$124,554,146
Initial Class:
Net Asset Value, offering price and redemption price per share ($26,193,941 ÷ 1,807,880 shares)		$14.49
Investor Class:
Net Asset Value, offering price and redemption price per share ($98,360,205 ÷ 6,825,904 shares)		$14.41

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$3,808,598
Income from Fidelity Central Funds		26,950
Total income		3,835,548
Expenses
Management fee	$699,697
Transfer agent fees	161,478
Accounting and security lending fees	50,072
Custodian fees and expenses	13,247
Independent trustees' fees and expenses	2,632
Audit	41,218
Legal	1,876
Interest	532
Miscellaneous	1,513
Total expenses before reductions	972,265
Expense reductions	(13,371)	958,894
Net investment income (loss)		2,876,654
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(1,375,874)
Fidelity Central Funds	307
Foreign currency transactions	(1,601)
Total net realized gain (loss)		(1,377,168)
Change in net unrealized appreciation (depreciation) on: Investment securities	10,056,658
Assets and liabilities in foreign currencies	(64)
Total change in net unrealized appreciation (depreciation)		10,056,594
Net gain (loss)		8,679,426
Net increase (decrease) in net assets resulting from operations		$11,556,080

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$2,876,654	$2,111,168
Net realized gain (loss)	(1,377,168)	1,363,662
Change in net unrealized appreciation (depreciation)	10,056,594	(15,607,631)
Net increase (decrease) in net assets resulting from operations	11,556,080	(12,132,801)
Distributions to shareholders from net investment income	(2,188,643)	(1,900,414)
Distributions to shareholders from net realized gain	(1,735,380)	(3,942,558)
Total distributions	(3,924,023)	(5,842,972)
Share transactions - net increase (decrease)	37,214,122	(35,269,674)
Redemption fees	103,806	33,598
Total increase (decrease) in net assets	44,949,985	(53,211,849)
Net Assets
Beginning of period	79,604,161	132,816,010
End of period	$124,554,146	$79,604,161
Other Information
Undistributed net investment income end of period	$676,171	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Utilities Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.17	$15.62	$13.45	$11.41	$10.93
Income from Investment Operations
Net investment income (loss)A	.34	.31	.31	.32	.29
Net realized and unrealized gain (loss)	1.49	(1.98)	2.63	2.06	.51
Total from investment operations	1.83	(1.67)	2.94	2.38	.80
Distributions from net investment income	(.26)	(.33)B	(.27)	(.35)	(.32)
Distributions from net realized gain	(.25)	(.45)B	(.51)	–	(.01)
Total distributions	(.52)C	(.78)	(.77)D	(.35)	(.33)
Redemption fees added to paid in capitalA	.01	–E	–E	.01	.01
Net asset value, end of period	$14.49	$13.17	$15.62	$13.45	$11.41
Total ReturnF,G	14.17%	(10.78)%	21.77%	21.02%	7.40%
Ratios to Average Net AssetsH,I
Expenses before reductions	.70%	.71%	.70%	.74%	.74%
Expenses net of fee waivers, if any	.70%	.71%	.70%	.73%	.74%
Expenses net of all reductions	.69%	.70%	.69%	.71%	.71%
Net investment income (loss)	2.30%	2.17%	2.01%	2.44%	2.59%
Supplemental Data
Net assets, end of period (000 omitted)	$26,194	$21,960	$36,599	$25,824	$25,947
Portfolio turnover rateJ	83%	88%	113%	156%	181%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.52 per share is comprised of distributions from net investment income of $.263 and distributions from net realized gain of $.253 per share.

 D Total distributions of $.77 per share is comprised of distributions from net investment income of $.267 and distributions from net realized gain of $.506 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Utilities Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$13.11	$15.54	$13.39	$11.36	$10.88
Income from Investment Operations
Net investment income (loss)A	.32	.30	.29	.30	.28
Net realized and unrealized gain (loss)	1.48	(1.96)	2.62	2.06	.51
Total from investment operations	1.80	(1.66)	2.91	2.36	.79
Distributions from net investment income	(.26)	(.31)B	(.26)	(.34)	(.31)
Distributions from net realized gain	(.25)	(.45)B	(.51)	–	(.01)
Total distributions	(.51)	(.77)C	(.76)D	(.34)	(.32)
Redemption fees added to paid in capitalA	.01	–E	–E	.01	.01
Net asset value, end of period	$14.41	$13.11	$15.54	$13.39	$11.36
Total ReturnF,G	14.03%	(10.80)%	21.64%	20.92%	7.36%
Ratios to Average Net AssetsH,I
Expenses before reductions	.78%	.79%	.78%	.82%	.82%
Expenses net of fee waivers, if any	.78%	.79%	.78%	.81%	.82%
Expenses net of all reductions	.77%	.78%	.77%	.79%	.79%
Net investment income (loss)	2.22%	2.09%	1.93%	2.36%	2.50%
Supplemental Data
Net assets, end of period (000 omitted)	$98,360	$57,645	$96,217	$51,308	$42,271
Portfolio turnover rateJ	83%	88%	113%	156%	181%

 A Calculated based on average shares outstanding during the period.

 B The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 C Total distributions of $.77 per share is comprised of distributions from net investment income of $.314 and distributions from net realized gain of $.454 per share.

 D Total distributions of $.76 per share is comprised of distributions from net investment income of $.257 and distributions from net realized gain of $.506 per share.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Utilities Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$16,872,775
Gross unrealized depreciation	(2,834,953)
Net unrealized appreciation (depreciation) on securities	$14,037,822
Tax Cost	$109,122,388

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$676,173
Capital loss carryforward	$(1,740,273)
Net unrealized appreciation (depreciation) on securities and other investments	$14,037,656

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(1,683,910)
Long-term	(56,363)
Total capital loss carryforward	$(1,740,273)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$2,188,643	$ 1,900,414
Long-term Capital Gains	1,735,380	3,942,558
Total	$3,924,023	$ 5,842,972

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $136,974,418 and $102,606,140, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$21,338
Investor Class	140,140
$161,478

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $3,568 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$8,218,250.58%		$532

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $315 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $8,860.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $12,795 for the period.

Through arrangements with the Fund's custodian and each class' transfer agent, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $13.

In addition, the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $563.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$473,942	$538,338
Investor Class	1,714,701	1,362,076
Total	$2,188,643	$1,900,414
From net realized gain
Initial Class	$470,790	$1,070,343
Investor Class	1,264,590	2,872,215
Total	$1,735,380	$3,942,558

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	1,560,739	216,532	$22,897,589	$3,268,091
Reinvestment of distributions	68,510	115,760	944,732	1,608,681
Shares redeemed	(1,488,181)	(1,009,319)	(21,844,831)	(14,602,864)
Net increase (decrease)	141,068	(677,027)	$1,997,490	$(9,726,092)
Investor Class
Shares sold	4,383,728	756,021	$63,843,246	$11,154,388
Reinvestment of distributions	215,675	305,398	2,979,291	4,234,291
Shares redeemed	(2,170,596)	(2,856,599)	(31,605,905)	(40,932,261)
Net increase (decrease)	2,428,807	(1,795,180)	$35,216,632	$(25,543,582)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Utilities Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Utilities Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.70%
Actual		$1,000.00	$939.70	$3.41
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Investor Class	.78%
Actual		$1,000.00	$939.50	$3.80
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class and Investor Class designate 100% of the dividends distributed in December 2016, as qualifying for the dividends–received deduction for corporate shareholders.

VTELIC-ANN-0217
1.817391.111

Fidelity® Variable Insurance Products: Materials Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Life of fundA
Initial Class	12.20%	8.50%	6.84%
Investor Class	12.06%	8.42%	6.74%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Materials Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$18,989	VIP Materials Portfolio - Initial Class
$18,651	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes had returns of roughly 12%, well behind the 21.53% return of the MSCI U.S. IMI Materials 25/50 Index but in line with the broader S&P 500. Versus the MSCI sector index, untimely exposure to gold equities and a sizable underweighting in steel weighed on results, as did stock picking in paper packaging and fertilizers & agricultural chemicals. Within specialty chemicals, a sizable overweighting in W.R. Grace was the fund’s largest relative detractor, sliding early in the year amid the market’s concern about companies with significant debt. A large overweighting in paperboard maker Graphic Packaging Holding hampered relative performance, as did not owning strong-performing index name Newmont Mining and purchasing several gold-mining stocks around the 2016 top in the gold market. Conversely, picks in construction materials and commodity chemicals were noteworthy positives. In the former category, Eagle Materials was a significant overweighting and finished the year as the fund’s top contributor. The firm makes cement, gypsum wallboard, recycled paperboard and materials used in the hydraulic fracturing process to explore for oil and gas. Overweighting specialty chemicals firm Ingevity and Valspar, a maker of coatings and paints, also paid off. The latter position was sold after the stock rallied on a buyout offer from Sherwin-Williams.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
E.I. du Pont de Nemours & Co.	15.2	15.0
WestRock Co.	6.4	7.5
Monsanto Co.	6.3	7.4
LyondellBasell Industries NV Class A	5.9	4.4
Ball Corp.	5.1	4.8
Graphic Packaging Holding Co.	4.9	5.6
Ecolab, Inc.	4.3	4.9
Air Products & Chemicals, Inc.	4.3	0.0
PPG Industries, Inc.	4.0	5.2
Eagle Materials, Inc.	4.0	4.4
	60.4

Top Industries (% of fund's net assets)

As of December 31, 2016
Chemicals	66.8%
Containers & Packaging	16.4%
Metals & Mining	9.2%
Construction Materials	4.0%
Trading Companies & Distributors	1.8%
All Others*	1.8%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Chemicals	69.8%
Containers & Packaging	19.6%
Construction Materials	4.4%
Metals & Mining	3.2%
Trading Companies & Distributors	0.7%
All Others*	2.3%

* Includes short-term investments and net other assets (liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.2%
	Shares	Value
Chemicals - 66.8%
Commodity Chemicals - 8.5%
LyondellBasell Industries NV Class A	44,916	$3,852,894
Olin Corp.	32,300	827,203
Trinseo SA	9,500	563,350
Westlake Chemical Corp.	6,000	335,940
		5,579,387
Diversified Chemicals - 27.5%
Ashland Global Holdings, Inc.	10,900	1,191,261
E.I. du Pont de Nemours & Co.	135,700	9,960,381
Eastman Chemical Co.	32,435	2,439,436
Ingevity Corp. (a)	9,733	533,952
The Chemours Co. LLC	66,700	1,473,403
The Dow Chemical Co.	42,600	2,437,572
		18,036,005
Fertilizers & Agricultural Chemicals - 10.9%
Agrium, Inc.	9,200	924,762
CF Industries Holdings, Inc.	29,100	916,068
Monsanto Co.	38,827	4,084,989
The Scotts Miracle-Gro Co. Class A	12,300	1,175,265
		7,101,084
Industrial Gases - 4.3%
Air Products & Chemicals, Inc.	19,400	2,790,108
Specialty Chemicals - 15.6%
Axalta Coating Systems (a)	23,600	641,920
Ecolab, Inc.	24,028	2,816,562
Frutarom Industries Ltd.	9,200	470,742
Platform Specialty Products Corp. (a)	66,900	656,289
PPG Industries, Inc.	27,900	2,643,804
Sherwin-Williams Co.	2,400	644,976
W.R. Grace & Co.	34,846	2,356,983
		10,231,276

TOTAL CHEMICALS		43,737,860

Construction Materials - 4.0%
Construction Materials - 4.0%
Eagle Materials, Inc.	26,288	2,590,157
Containers & Packaging - 16.4%
Metal & Glass Containers - 5.1%
Ball Corp.	44,800	3,363,136
Paper Packaging - 11.3%
Graphic Packaging Holding Co.	256,700	3,203,616
WestRock Co.	82,698	4,198,577
		7,402,193

TOTAL CONTAINERS & PACKAGING		10,765,329

Metals & Mining - 9.2%
Copper - 2.5%
Freeport-McMoRan, Inc. (a)	125,100	1,650,069
Diversified Metals & Mining - 3.3%
Alcoa Corp.	22,000	617,760
Glencore Xstrata PLC (a)	117,908	403,017
Rio Tinto PLC	30,400	1,160,611
		2,181,388
Gold - 2.5%
B2Gold Corp. (a)	19,794	47,029
Barrick Gold Corp.	33,300	532,988
Franco-Nevada Corp.	8,500	508,234
Randgold Resources Ltd. sponsored ADR (b)	7,400	564,916
		1,653,167
Steel - 0.9%
AK Steel Holding Corp. (a)	55,100	562,571

TOTAL METALS & MINING		6,047,195

Trading Companies & Distributors - 1.8%
Trading Companies & Distributors - 1.8%
Nexeo Solutions, Inc. (c)	39,000	363,090
Univar, Inc. (a)	29,100	825,567
		1,188,657
TOTAL COMMON STOCKS
(Cost $53,518,299)		64,329,198

Money Market Funds - 2.0%
Fidelity Cash Central Fund, 0.60% (d)	935,413	935,600
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	371,392	371,429
TOTAL MONEY MARKET FUNDS
(Cost $1,306,984)		1,307,029
TOTAL INVESTMENT PORTFOLIO - 100.2%
(Cost $54,825,283)		65,636,227
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(124,729)
NET ASSETS - 100%		$65,511,498

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $363,090 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Nexeo Solutions, Inc.	6/9/16	$390,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$4,106
Fidelity Securities Lending Cash Central Fund	6,175
Total	$10,281

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$64,329,198	$63,168,587	$1,160,611	$--
Money Market Funds	1,307,029	1,307,029	--	--
Total Investments in Securities:	$65,636,227	$64,475,616	$1,160,611	$--

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	86.3%
Netherlands	5.9%
Canada	3.1%
United Kingdom	1.8%
Bailiwick of Jersey	1.4%
Others (Individually Less Than 1%)	1.5%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $351,164) — See accompanying schedule: Unaffiliated issuers (cost $53,518,299)	$64,329,198
Fidelity Central Funds (cost $1,306,984)	1,307,029
Total Investments (cost $54,825,283)		$65,636,227
Receivable for fund shares sold		245,513
Dividends receivable		90,540
Distributions receivable from Fidelity Central Funds		1,056
Prepaid expenses		280
Other receivables		1,999
Total assets		65,975,615
Liabilities
Payable for fund shares redeemed	$11,177
Accrued management fee	29,715
Audit fees payable	34,771
Other affiliated payables	9,266
Other payables and accrued expenses	7,738
Collateral on Securities Loaned	371,450
Total liabilities		464,117
Net Assets		$65,511,498
Net Assets consist of:
Paid in capital		$54,225,282
Undistributed net investment income		156,830
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		318,450
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		10,810,936
Net Assets		$65,511,498
Initial Class:
Net Asset Value, offering price and redemption price per share ($12,725,907 ÷ 967,297 shares)		$13.16
Investor Class:
Net Asset Value, offering price and redemption price per share ($52,785,591 ÷ 4,014,602 shares)		$13.15

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$1,130,054
Income from Fidelity Central Funds		10,281
Total income		1,140,335
Expenses
Management fee	$292,318
Transfer agent fees	69,244
Accounting and security lending fees	20,944
Custodian fees and expenses	14,234
Independent trustees' fees and expenses	1,114
Audit	44,118
Legal	2,013
Miscellaneous	783
Total expenses before reductions	444,768
Expense reductions	(2,177)	442,591
Net investment income (loss)		697,744
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	781,888
Fidelity Central Funds	177
Foreign currency transactions	(2,422)
Total net realized gain (loss)		779,643
Change in net unrealized appreciation (depreciation) on: Investment securities	4,464,443
Assets and liabilities in foreign currencies	109
Total change in net unrealized appreciation (depreciation)		4,464,552
Net gain (loss)		5,244,195
Net increase (decrease) in net assets resulting from operations		$5,941,939

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$697,744	$725,536
Net realized gain (loss)	779,643	1,213,720
Change in net unrealized appreciation (depreciation)	4,464,552	(7,132,161)
Net increase (decrease) in net assets resulting from operations	5,941,939	(5,192,905)
Distributions to shareholders from net investment income	(539,128)	(746,745)
Distributions to shareholders from net realized gain	(1,246,661)	(6,129,175)
Total distributions	(1,785,789)	(6,875,920)
Share transactions - net increase (decrease)	10,103,624	(9,007,350)
Redemption fees	12,221	10,050
Total increase (decrease) in net assets	14,271,995	(21,066,125)
Net Assets
Beginning of period	51,239,503	72,305,628
End of period	$65,511,498	$51,239,503
Other Information
Undistributed net investment income end of period	$156,830	$3,496

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Materials Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.18	$14.84	$15.53	$13.27	$11.67
Income from Investment Operations
Net investment income (loss)A	.17	.17	.15	.11	.12
Net realized and unrealized gain (loss)	1.23	(1.33)	(.09)	2.77	2.19
Total from investment operations	1.40	(1.16)	.06	2.88	2.31
Distributions from net investment income	(.11)	(.19)	(.15)	(.17)	(.12)
Distributions from net realized gain	(.31)	(1.32)	(.60)	(.45)	(.59)
Total distributions	(.42)	(1.50)B	(.75)	(.62)	(.71)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$13.16	$12.18	$14.84	$15.53	$13.27
Total ReturnD,E	12.20%	(9.01)%	.37%	22.15%	20.15%
Ratios to Average Net AssetsF,G
Expenses before reductions	.77%	.75%	.75%	.76%	.75%
Expenses net of fee waivers, if any	.77%	.75%	.74%	.76%	.75%
Expenses net of all reductions	.76%	.75%	.73%	.75%	.74%
Net investment income (loss)	1.37%	1.23%	1.00%	.77%	.96%
Supplemental Data
Net assets, end of period (000 omitted)	$12,726	$11,432	$17,469	$21,067	$25,025
Portfolio turnover rateH	56%	68%	78%	68%	68%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $1.50 per share is comprised of distributions from net investment income of $.185 and distributions from net realized gain of $1.319 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Materials Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$12.18	$14.84	$15.53	$13.27	$11.67
Income from Investment Operations
Net investment income (loss)A	.16	.16	.14	.10	.11
Net realized and unrealized gain (loss)	1.23	(1.33)	(.09)	2.77	2.19
Total from investment operations	1.39	(1.17)	.05	2.87	2.30
Distributions from net investment income	(.11)	(.17)	(.14)	(.16)	(.11)
Distributions from net realized gain	(.31)	(1.32)	(.60)	(.45)	(.59)
Total distributions	(.42)	(1.49)	(.74)	(.61)	(.70)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$13.15	$12.18	$14.84	$15.53	$13.27
Total ReturnC,D	12.06%	(9.09)%	.32%	22.07%	20.07%
Ratios to Average Net AssetsE,F
Expenses before reductions	.85%	.83%	.82%	.83%	.83%
Expenses net of fee waivers, if any	.85%	.83%	.81%	.83%	.83%
Expenses net of all reductions	.85%	.82%	.81%	.83%	.82%
Net investment income (loss)	1.29%	1.16%	.93%	.69%	.88%
Supplemental Data
Net assets, end of period (000 omitted)	$52,786	$39,807	$54,837	$54,561	$50,188
Portfolio turnover rateG	56%	68%	78%	68%	68%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Materials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$12,045,224
Gross unrealized depreciation	(1,538,704)
Net unrealized appreciation (depreciation) on securities	$10,506,520
Tax Cost	$55,129,707

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$156,830
Undistributed long-term capital gain	$622,873
Net unrealized appreciation (depreciation) on securities and other investments	$10,506,512

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$547,250	$ 789,083
Long-term Capital Gains	1,238,539	6,086,837
Total	$1,785,789	$ 6,875,920

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $38,231,975 and $29,510,774, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$7,445
Investor Class	61,799
$69,244

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $916 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $133 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $6,175.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $1,803 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $374.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$109,829	$174,359
Investor Class	429,299	572,386
Total	$539,128	$746,745
From net realized gain
Initial Class	$277,716	$1,450,555
Investor Class	968,945	4,678,620
Total	$1,246,661	$6,129,175

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	231,288	104,321	$2,906,388	$1,435,872
Reinvestment of distributions	35,033	115,453	387,545	1,624,914
Shares redeemed	(237,474)	(458,368)	(2,850,671)	(6,260,376)
Net increase (decrease)	28,847	(238,594)	$443,262	$(3,199,590)
Investor Class
Shares sold	1,455,195	529,379	$18,450,449	$7,121,617
Reinvestment of distributions	125,686	373,515	1,398,244	5,251,006
Shares redeemed	(834,774)	(1,330,679)	(10,188,331)	(18,180,383)
Net increase (decrease)	746,107	(427,785)	$9,660,362	$(5,807,760)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Materials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Materials Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.78%
Actual		$1,000.00	$1,099.50	$4.12
Hypothetical-C		$1,000.00	$1,021.22	$3.96
Investor Class	.86%
Actual		$1,000.00	$1,099.10	$4.54
Hypothetical-C		$1,000.00	$1,020.81	$4.37

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Materials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Materials Portfolio
Initial Class	02/10/2017	02/10/2017	$0.032	$0.116
Investor Class	02/10/2017	02/10/2017	$0.031	$0.116

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $627,425, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed in February and December 2016, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

VMATP-ANN-0217
1.850999.109

Fidelity® Variable Insurance Products: Telecommunications Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Life of fundA
Initial Class	22.81%	13.68%	5.51%
Investor Class	22.69%	13.60%	5.43%

 A From April 24, 2007

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in VIP Telecommunications Portfolio - Initial Class on April 24, 2007, when the fund started.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,820	VIP Telecommunications Portfolio - Initial Class
$18,651	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Matthew Drukker:  For the year, the fund’s share classes gained roughly 23%, slightly outpacing the 22.45% result of the MSCI U.S. IMI Telecommunications Services 25/50 Index. The fund’s share classes also topped the S&P 500. Stock selection among wireless telecommunications services, specialized real estate investment trusts (REITs) and alternative carriers, which together accounted for about a third of the fund's holdings, helped the fund outperform the benchmark. In particular, largely avoiding wireless provider NII Holdings, which services the Latin American region, was additive. Timely ownership of voice services provider CenturyLink also helped, as did avoiding voice services provider pdvWireless. Conversely, choices among integrated telecommunications services names hindered the fund's relative returns, led by an underweighting in prepaid calling card provider IDT Corp., a strong-performing index component. We sold the position by period end. Underweighting satellite communications provider Globalstar was another miss. Lastly, I'd like to mention the fund's foreign holdings, such as U.K.-based wireless telecom carrier Vodafone, which were hurt partly due to the strength of the U.S. dollar relative to other major currencies.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Verizon Communications, Inc.	17.7	10.5
AT&T, Inc.	15.7	21.6
T-Mobile U.S., Inc.	7.0	5.0
Level 3 Communications, Inc.	4.3	4.1
SBA Communications Corp. Class A	4.1	4.0
CenturyLink, Inc.	3.3	2.9
Lumos Networks Corp.	2.7	1.9
Cogent Communications Group, Inc.	2.6	3.0
Iridium Communications, Inc.	2.5	1.8
Sprint Corp.	2.2	1.6
	62.1

Top Industries (% of fund's net assets)

As of December 31, 2016
Diversified Telecommunication Services	66.1%
Wireless Telecommunication Services	16.1%
Media	10.7%
Equity Real Estate Investment Trusts (Reits)	2.8%
Internet Software & Services	0.9%
All Others*	3.4%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2016
Diversified Telecommunication Services	67.2%
Wireless Telecommunication Services	14.4%
Media	7.7%
Real Estate Investment Trusts	4.9%
Internet Software & Services	0.9%
All Others*	4.9%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Commercial Services & Supplies - 0.4%
Office Services & Supplies - 0.4%
West Corp.	15,300	$378,828
Communications Equipment - 0.3%
Communications Equipment - 0.3%
NetScout Systems, Inc. (a)	8,300	261,450
Diversified Telecommunication Services - 65.4%
Alternative Carriers - 15.5%
Cogent Communications Group, Inc.	56,190	2,323,457
Globalstar, Inc. (a)(b)	267,900	423,282
Iridium Communications, Inc. (a)(b)	235,463	2,260,445
Level 3 Communications, Inc. (a)	68,930	3,884,895
Lumos Networks Corp. (a)	155,018	2,421,381
Vonage Holdings Corp. (a)	221,800	1,519,330
Zayo Group Holdings, Inc. (a)	32,500	1,067,950
		13,900,740
Integrated Telecommunication Services - 49.9%
AT&T, Inc.	331,518	14,099,461
Atlantic Tele-Network, Inc.	20,400	1,634,652
CenturyLink, Inc. (b)	123,190	2,929,458
Cincinnati Bell, Inc. (a)	56,907	1,271,871
Consolidated Communications Holdings, Inc.	18,600	499,410
FairPoint Communications, Inc. (a)	34,300	641,410
Frontier Communications Corp. (b)	566,114	1,913,465
General Communications, Inc. Class A (a)	58,435	1,136,561
Nippon Telegraph & Telephone Corp.	600	25,257
SBA Communications Corp. Class A (a)	35,436	3,659,121
Spark New Zealand Ltd.	90,092	213,421
Verizon Communications, Inc.	297,471	15,879,002
Windstream Holdings, Inc. (b)	129,583	949,843
		44,852,932

TOTAL DIVERSIFIED TELECOMMUNICATION SERVICES		58,753,672

Equity Real Estate Investment Trusts (REITs) - 2.8%
Specialized REITs - 2.8%
American Tower Corp.	17,882	1,889,770
Communications Sales & Leasing, Inc.	25,200	640,332
		2,530,102
Internet & Direct Marketing Retail - 0.5%
Internet & Direct Marketing Retail - 0.5%
Liberty Interactive Corp. QVC Group Series A (a)	22,700	453,546
Internet Software & Services - 0.9%
Internet Software & Services - 0.9%
EarthLink Holdings Corp.	27,400	154,536
Gogo, Inc. (a)(b)	76,500	705,330
		859,866
Media - 9.7%
Broadcasting - 0.9%
Nexstar Broadcasting Group, Inc. Class A (b)	13,100	829,230
Cable & Satellite - 7.0%
Altice NV Class A (a)	64,712	1,282,682
Charter Communications, Inc. Class A (a)	3,513	1,011,463
Comcast Corp. Class A	16,400	1,132,420
DISH Network Corp. Class A (a)	17,600	1,019,568
Liberty Global PLC:
Class C (a)	40,000	1,188,000
LiLAC Class C (a)	8,336	176,473
Megacable Holdings S.A.B. de CV unit	67,900	227,353
NOS SGPS SA	43,900	260,540
		6,298,499
Movies & Entertainment - 1.8%
The Walt Disney Co.	6,500	677,430
Time Warner, Inc.	9,500	917,035
		1,594,465

TOTAL MEDIA		8,722,194

Semiconductors & Semiconductor Equipment - 0.9%
Semiconductors - 0.9%
Broadcom Ltd.	2,400	424,248
Qorvo, Inc. (a)	7,400	390,202
		814,450
Technology Hardware, Storage & Peripherals - 0.5%
Technology Hardware, Storage & Peripherals - 0.5%
Apple, Inc.	3,700	428,534
Wireless Telecommunication Services - 16.1%
Wireless Telecommunication Services - 16.1%
KDDI Corp.	19,100	482,332
Millicom International Cellular SA	3,900	165,165
NII Holdings, Inc. (a)	163,500	351,525
Shenandoah Telecommunications Co.	26,374	720,010
Sprint Corp. (a)	240,116	2,021,777
T-Mobile U.S., Inc. (a)	109,128	6,275,951
Telephone & Data Systems, Inc.	68,125	1,966,769
U.S. Cellular Corp. (a)	42,200	1,844,984
VimpelCom Ltd. sponsored ADR	6,000	23,100
Vodafone Group PLC	243,300	598,732
		14,450,345
TOTAL COMMON STOCKS
(Cost $75,389,485)		87,652,987

Nonconvertible Preferred Stocks - 0.7%
Diversified Telecommunication Services - 0.7%
Integrated Telecommunication Services - 0.7%
Telecom Italia SpA (Risparmio Shares)
(Cost $522,332)	845,000	611,079
	Principal Amount	Value

Convertible Bonds - 1.0%
Media - 1.0%
Cable & Satellite - 1.0%
DISH Network Corp. 3.375% 8/15/26(c)
(Cost $800,000)	800,000	910,500
	Shares	Value

Money Market Funds - 10.1%
Fidelity Cash Central Fund, 0.60% (d)	1,804,271	1,804,632
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	7,224,475	7,225,198
TOTAL MONEY MARKET FUNDS
(Cost $9,029,247)		9,029,830
TOTAL INVESTMENT PORTFOLIO - 109.3%
(Cost $85,741,064)		98,204,396
NET OTHER ASSETS (LIABILITIES) - (9.3)%		(8,348,364)
NET ASSETS - 100%		$89,856,032

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $910,500 or 1.0% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$6,262
Fidelity Securities Lending Cash Central Fund	64,641
Total	$70,903

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$87,652,987	$86,546,666	$1,106,321	$--
Nonconvertible Preferred Stocks	611,079	611,079	--	--
Convertible Bonds	910,500	--	910,500	--
Money Market Funds	9,029,830	9,029,830	--	--
Total Investments in Securities:	$98,204,396	$96,187,575	$2,016,821	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $6,861,648) — See accompanying schedule: Unaffiliated issuers (cost $76,711,817)	$89,174,566
Fidelity Central Funds (cost $9,029,247)	9,029,830
Total Investments (cost $85,741,064)		$98,204,396
Foreign currency held at value (cost $50,475)		50,475
Receivable for fund shares sold		218,813
Dividends receivable		69,626
Interest receivable		10,725
Distributions receivable from Fidelity Central Funds		10,452
Prepaid expenses		439
Other receivables		3,103
Total assets		98,568,029
Liabilities
Payable for investments purchased	$1,052,011
Payable for fund shares redeemed	340,102
Accrued management fee	39,056
Other affiliated payables	12,310
Other payables and accrued expenses	44,548
Collateral on Securities Loaned	7,223,970
Total liabilities		8,711,997
Net Assets		$89,856,032
Net Assets consist of:
Paid in capital		$78,024,103
Undistributed net investment income		6,594
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(637,284)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,462,619
Net Assets		$89,856,032
Initial Class:
Net Asset Value, offering price and redemption price per share ($15,797,459 ÷ 1,205,482 shares)		$13.10
Investor Class:
Net Asset Value, offering price and redemption price per share ($74,058,573 ÷ 5,687,259 shares)		$13.02

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$1,444,591
Interest		11,932
Income from Fidelity Central Funds		70,903
Total income		1,527,426
Expenses
Management fee	$363,503
Transfer agent fees	87,570
Accounting and security lending fees	26,881
Custodian fees and expenses	33,639
Independent trustees' fees and expenses	1,299
Audit	49,357
Legal	980
Miscellaneous	732
Total expenses before reductions	563,961
Expense reductions	(8,831)	555,130
Net investment income (loss)		972,296
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	57,621
Fidelity Central Funds	531
Foreign currency transactions	2,965
Total net realized gain (loss)		61,117
Change in net unrealized appreciation (depreciation) on: Investment securities	10,317,791
Assets and liabilities in foreign currencies	(253)
Total change in net unrealized appreciation (depreciation)		10,317,538
Net gain (loss)		10,378,655
Net increase (decrease) in net assets resulting from operations		$11,350,951

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$972,296	$312,537
Net realized gain (loss)	61,117	279,336
Change in net unrealized appreciation (depreciation)	10,317,538	(372,405)
Net increase (decrease) in net assets resulting from operations	11,350,951	219,468
Distributions to shareholders from net investment income	(941,662)	(311,150)
Distributions to shareholders from net realized gain	(495,524)	(21,429)
Total distributions	(1,437,186)	(332,579)
Share transactions - net increase (decrease)	51,997,297	8,141,341
Redemption fees	26,145	8,719
Total increase (decrease) in net assets	61,937,207	8,036,949
Net Assets
Beginning of period	27,918,825	19,881,876
End of period	$89,856,032	$27,918,825
Other Information
Undistributed net investment income end of period	$6,594	$–
Distributions in excess of net investment income end of period	$–	$(25,619)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Telecommunications Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.85	$10.74	$10.77	$9.27	$7.81
Income from Investment Operations
Net investment income (loss)A	.19	.15	.36B	.17	.17
Net realized and unrealized gain (loss)	2.28	.10C	.03	1.77	1.41
Total from investment operations	2.47	.25	.39	1.94	1.58
Distributions from net investment income	(.15)	(.13)D	(.40)	(.15)	(.12)
Distributions from net realized gain	(.08)	(.01)D	(.02)	(.30)	–
Total distributions	(.22)E	(.14)	(.42)	(.45)	(.12)
Redemption fees added to paid in capitalA	–F	–F	–F	.01	–F
Net asset value, end of period	$13.10	$10.85	$10.74	$10.77	$9.27
Total ReturnG,H	22.81%	2.34%	3.59%	21.28%	20.24%
Ratios to Average Net AssetsI,J
Expenses before reductions	.78%	.88%	.96%	1.02%	1.11%
Expenses net of fee waivers, if any	.78%	.88%	.95%	1.00%	1.00%
Expenses net of all reductions	.77%	.87%	.93%	.99%	.99%
Net investment income (loss)	1.52%	1.36%	3.31%B	1.64%	1.94%
Supplemental Data
Net assets, end of period (000 omitted)	$15,797	$4,839	$3,723	$4,535	$6,823
Portfolio turnover rateK	100%	64%	99%	136%	55%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.41%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.22 per share is comprised of distributions from net investment income of $.147 and distributions from net realized gain of $.077 per share.

 F Amount represents less than $.005 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Telecommunications Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$10.79	$10.67	$10.71	$9.22	$7.78
Income from Investment Operations
Net investment income (loss)A	.18	.14	.35B	.16	.16
Net realized and unrealized gain (loss)	2.27	.11C	.03	1.77	1.40
Total from investment operations	2.45	.25	.38	1.93	1.56
Distributions from net investment income	(.14)	(.12)D	(.40)	(.15)	(.12)
Distributions from net realized gain	(.08)	(.01)D	(.02)	(.30)	–
Total distributions	(.22)	(.13)	(.42)	(.45)	(.12)
Redemption fees added to paid in capitalA	–E	–E	–E	.01	–E
Net asset value, end of period	$13.02	$10.79	$10.67	$10.71	$9.22
Total ReturnF,G	22.69%	2.38%	3.48%	21.27%	20.00%
Ratios to Average Net AssetsH,I
Expenses before reductions	.86%	.95%	1.01%	1.07%	1.18%
Expenses net of fee waivers, if any	.86%	.95%	.99%	1.07%	1.08%
Expenses net of all reductions	.85%	.94%	.97%	1.06%	1.07%
Net investment income (loss)	1.44%	1.29%	3.27%B	1.57%	1.86%
Supplemental Data
Net assets, end of period (000 omitted)	$74,059	$23,080	$16,159	$17,112	$11,510
Portfolio turnover rateJ	100%	64%	99%	136%	55%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.21 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.37%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Amount represents less than $.005 per share.

 F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 H Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 J Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Telecommunications Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. Corporate bonds are valued by pricing vendors who utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$13,371,602
Gross unrealized depreciation	(2,112,222)
Net unrealized appreciation (depreciation) on securities	$11,259,380
Tax Cost	$86,945,016

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$15,653
Undistributed long-term capital gain	$557,608
Net unrealized appreciation (depreciation) on securities and other investments	$11,258,667

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,425,624	$ 311,150
Long-term Capital Gains	11,562	21,429
Total	$1,437,186	$ 332,579

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $116,293,632 and $64,979,907, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .54% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$8,131
Investor Class	79,439
$87,570

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,658 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $150 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $64,641.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $8,635 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $196.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$168,720	$55,523
Investor Class	772,942	255,627
Total	$941,662	$311,150
From net realized gain
Initial Class	$85,642	$3,651
Investor Class	409,882	17,778
Total	$495,524	$21,429

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	1,468,085	219,127	$17,998,963	$2,438,121
Reinvestment of distributions	19,392	5,636	254,362	59,174
Shares redeemed	(727,804)	(125,755)	(9,092,693)	(1,382,815)
Net increase (decrease)	759,673	99,008	$9,160,632	$1,114,480
Investor Class
Shares sold	5,023,638	1,170,298	$60,915,905	$12,959,776
Reinvestment of distributions	90,815	26,188	1,182,824	273,405
Shares redeemed	(1,566,095)	(571,453)	(19,262,064)	(6,206,320)
Net increase (decrease)	3,548,358	625,033	$42,836,665	$7,026,861

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Telecommunications Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Telecommunications Portfolio (a fund of Variable Insurance Products Fund IV) as of December 31,2016, the results of its operations for the year then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31,2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.77%
Actual		$1,000.00	$1,052.10	$3.97
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Investor Class	.85%
Actual		$1,000.00	$1,051.90	$4.38
Hypothetical-C		$1,000.00	$1,020.86	$4.32

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Telecommunications Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Telecommunications Portfolio
Initial Class	02/10/17	02/10/17	$0.002	$0.08
Investor Class	02/10/17	02/10/17	$0.001	$0.08

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $561,389, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class designates 87%; Investor Class designates 89%; of the dividend distributed in December, during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VTELP-ANN-0217
1.851004.109

Fidelity® Variable Insurance Products: Technology Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	11.37%	14.75%	9.82%
Investor Class	11.34%	14.68%	9.72%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Technology Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,523	VIP Technology Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Charlie Chai:  For the year, the fund’s share classes gained more than 11%, trailing the 13.85% return of the benchmark MSCI U.S. IMI Information Technology 25/50 Index, and also modestly behind the S&P 500®. Versus the benchmark, stock selection and an overweighting in internet software & services weighed on results, along with non-benchmark exposure to internet & direct marketing retail. The fund’s two largest relative detractors both were non-benchmark companies based in China: online advertising provider 58.com and online travel services firm Qunar Cayman Islands, the latter of which I sold. Other detractors included an overweighting in electric vehicle maker Tesla Motors and untimely ownership of out-of-benchmark DeNA, a Japan-based provider of online gaming and e-commerce services. Overall, the fund’s holdings of foreign stocks were a drawback this period amid the U.S. dollar’s strong appreciation. Conversely, stock choices and an overweighting in semiconductors jointly made this industry the top contributor. A sizable overweighting in semiconductor maker Marvell Technology Group was the fund’s largest individual relative contributor. Overweighting digital memory maker Micron Technology also boosted our relative results. A non-benchmark stake in Japan-based SUMCO, a producer of silicon wafers for semiconductor manufacturers that I began buying in August, proved timely as well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	9.8	9.9
Alphabet, Inc. Class C	5.5	5.6
Alphabet, Inc. Class A	5.4	5.0
Facebook, Inc. Class A	4.4	5.9
Autodesk, Inc.	3.5	1.4
Trimble, Inc.	3.2	1.6
Tesla Motors, Inc.	2.3	1.6
New Oriental Education & Technology Group, Inc. sponsored ADR	1.9	0.6
Microsoft Corp.	1.9	2.0
Micron Technology, Inc.	1.5	2.6
	39.4

Top Industries (% of fund's net assets)

As of December 31, 2016
Internet Software & Services	24.3%
Semiconductors & Semiconductor Equipment	19.1%
Software	16.1%
Technology Hardware, Storage & Peripherals	11.2%
Electronic Equipment & Components	11.1%
All Others*	18.2%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

As of June 30, 2016
Internet Software & Services	29.4%
Semiconductors & Semiconductor Equipment	18.5%
Software	17.4%
Technology Hardware, Storage & Peripherals	10.7%
IT Services	6.3%
All Others*	17.7%

 * Includes Short-Term investments and Net Other Assets (Liabilities).

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.7%
	Shares	Value
Automobiles - 2.3%
Automobile Manufacturers - 2.3%
Tesla Motors, Inc. (a)	36,300	$7,756,947
Banks - 0.3%
Diversified Banks - 0.3%
Han's Laser Technology Industry Group Co. Ltd. ELS (A Shares) (HSBC Warrant Program) warrants 3/18/19 (a)(b)	260,200	846,727
Biotechnology - 0.1%
Biotechnology - 0.1%
BeiGene Ltd. ADR	500	15,180
Genscript Biotech Corp.	232,000	110,185
Samsung Biologics Co. Ltd. (a)	1,752	219,135
		344,500
Capital Markets - 0.5%
Diversified Capital Markets - 0.5%
iFlytek Co. Ltd. ELS (UBS Warrant Programme) warrants 11/24/17 (a)(b)	79,552	310,304
Lens Technology Co., Ltd. ELS (UBS Warrant Programme) warrants 9/25/17 (a)(b)	366,531	1,457,152
		1,767,456
Chemicals - 1.6%
Industrial Gases - 0.7%
SK Materials Co., Ltd.	10,750	1,597,467
Wonik Materials Co. Ltd. (a)	11,904	663,604
		2,261,071
Specialty Chemicals - 0.9%
Duk San Neolux Co. Ltd. (a)	25,781	679,091
Nitto Denko Corp.	9,500	729,031
Shin-Etsu Chemical Co. Ltd.	7,000	543,050
Soulbrain Co. Ltd.	21,494	1,075,363
		3,026,535

TOTAL CHEMICALS		5,287,606

Commercial Services & Supplies - 0.7%
Commercial Printing - 0.7%
Nissha Printing Co. Ltd. (c)	96,500	2,325,082
Communications Equipment - 0.3%
Communications Equipment - 0.3%
CommScope Holding Co., Inc. (a)	13,100	487,320
Finisar Corp. (a)	700	21,189
Infinera Corp. (a)	13,600	115,464
Sandvine Corp. (U.K.)	19,488	40,786
ShoreTel, Inc. (a)	9,900	70,785
Wistron NeWeb Corp.	59,300	157,685
		893,229
Diversified Consumer Services - 2.4%
Education Services - 2.4%
China Online Education Group sponsored ADR (a)(c)	1,229	19,111
New Oriental Education & Technology Group, Inc. sponsored ADR (a)	149,400	6,289,740
TAL Education Group ADR (a)(c)	22,000	1,543,300
		7,852,151
Specialized Consumer Services - 0.0%
ZTO Express (Cayman), Inc. sponsored ADR (c)	14,200	171,394

TOTAL DIVERSIFIED CONSUMER SERVICES		8,023,545

Diversified Financial Services - 0.2%
Other Diversified Financial Services - 0.2%
GDS Holdings Ltd. ADR	76,400	657,040
Diversified Telecommunication Services - 0.1%
Integrated Telecommunication Services - 0.1%
Bharti Infratel Ltd.	73,609	372,028
Electrical Equipment - 0.5%
Electrical Components & Equipment - 0.5%
Acuity Brands, Inc.	3,400	784,924
Rockwell Automation, Inc.	6,400	860,160
		1,645,084
Electronic Equipment & Components - 11.1%
Electronic Components - 3.6%
Alps Electric Co. Ltd.	101,000	2,442,148
Amphenol Corp. Class A	500	33,600
AVX Corp.	1,300	20,319
Corning, Inc.	1,200	29,124
E Ink Holdings, Inc. GDR (b)	1,000	7,071
InvenSense, Inc. (a)	204,000	2,609,160
Iriso Electronics Co. Ltd.	17,400	995,987
Knowles Corp. (a)(c)	6,827	114,079
Largan Precision Co. Ltd.	22,000	2,569,135
Ledlink Optics, Inc.	216,974	308,869
Mitsumi Electric Co. Ltd. (a)	27,200	149,411
Polytronics Technology Corp.	79,000	142,156
Samsung SDI Co. Ltd.	8,282	747,761
Sunny Optical Technology Group Co. Ltd.	81,000	353,078
Taiyo Yuden Co. Ltd.	9,300	111,640
Tong Hsing Electronics Industries Ltd.	15,000	50,840
Universal Display Corp. (a)	4,800	270,240
Vishay Intertechnology, Inc.	1,700	27,540
Yageo Corp.	418,606	755,837
Yaskawa Electric Corp.	3,000	46,665
		11,784,660
Electronic Equipment & Instruments - 2.8%
Chroma ATE, Inc.	913,415	2,122,094
Cognex Corp.	23,000	1,463,260
Control4 Corp. (a)	9,900	100,980
Firich Enterprise Co. Ltd.	11,572	21,501
Hexagon AB (B Shares)	44,100	1,575,588
Itron, Inc. (a)	400	25,140
National Instruments Corp.	26,476	815,990
Test Research, Inc.	1,316,000	1,548,975
Topcon Corp.	103,800	1,564,882
VeriFone Systems, Inc. (a)	500	8,865
		9,247,275
Electronic Manufacturing Services - 3.7%
AAC Technology Holdings, Inc.	30,000	271,553
AIC, Inc.	6,000	12,294
KEMET Corp. (a)	2,800	18,564
Merry Electronics Co. Ltd.	407,000	1,523,687
Trimble, Inc. (a)	346,570	10,449,086
		12,275,184
Technology Distributors - 1.0%
Anixter International, Inc. (a)	300	24,315
Arrow Electronics, Inc. (a)	600	42,780
Dell Technologies, Inc. (a)	60,900	3,347,673
		3,414,768

TOTAL ELECTRONIC EQUIPMENT & COMPONENTS		36,721,887

Health Care Equipment & Supplies - 0.1%
Health Care Equipment - 0.1%
China Medical Technologies, Inc. sponsored ADR (a)	300	0
Intai Technology Corp.	69,000	323,160
		323,160
Health Care Providers & Services - 0.0%
Managed Health Care - 0.0%
HealthEquity, Inc. (a)	600	24,312
Health Care Technology - 1.0%
Health Care Technology - 1.0%
athenahealth, Inc. (a)	6,600	694,122
Inovalon Holdings, Inc. Class A (a)	47,100	485,130
M3, Inc.	18,400	463,641
Medidata Solutions, Inc. (a)	31,000	1,539,770
		3,182,663
Hotels, Restaurants & Leisure - 0.3%
Casinos & Gaming - 0.1%
500.com Ltd. sponsored ADR Class A (a)(c)	25,600	392,448
Hotels, Resorts & Cruise Lines - 0.2%
Tuniu Corp. Class A sponsored ADR (a)(c)	65,300	571,375

TOTAL HOTELS, RESTAURANTS & LEISURE		963,823

Household Durables - 1.1%
Consumer Electronics - 1.1%
Sky Light Holdings Ltd.	140,000	31,241
Sony Corp.	53,700	1,500,482
Sony Corp. sponsored ADR	72,200	2,023,766
		3,555,489
Household Appliances - 0.0%
iRobot Corp. (a)	500	29,225

TOTAL HOUSEHOLD DURABLES		3,584,714

Independent Power and Renewable Electricity Producers - 0.0%
Renewable Electricity - 0.0%
Vivint Solar, Inc. (a)(c)	3,800	9,690
Industrial Conglomerates - 0.3%
Industrial Conglomerates - 0.3%
Cheil Industries, Inc.	10,309	1,071,670
Toshiba Corp. (a)	1,000	2,422
		1,074,092
Internet & Direct Marketing Retail - 2.0%
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (a)	4,400	3,299,428
China Internet Plus Holdings Ltd. (d)	141,569	398,984
Ctrip.com International Ltd. ADR (a)	800	32,000
Etsy, Inc. (a)	900	10,602
Groupon, Inc. Class A (a)	156,700	520,244
InterPark INT Corp.	464	3,920
JD.com, Inc. sponsored ADR (a)	51,100	1,299,984
Jumei International Holding Ltd. sponsored ADR (a)	123,500	618,735
MakeMyTrip Ltd. (a)	3,400	75,480
Netflix, Inc. (a)	1,500	185,700
Vipshop Holdings Ltd. ADR (a)	14,700	161,847
Wayfair LLC Class A (a)	600	21,030
		6,627,954
Internet Software & Services - 23.6%
Internet Software & Services - 23.6%
58.com, Inc. ADR (a)	63,680	1,783,040
Akamai Technologies, Inc. (a)	5,700	380,076
Alarm.com Holdings, Inc. (a)	1,200	33,396
Alibaba Group Holding Ltd. sponsored ADR (a)	7,700	676,137
Alphabet, Inc.:
Class A (a)	22,600	17,909,370
Class C (a)	23,461	18,107,669
Amber Road, Inc. (a)	20,000	181,600
Apptio, Inc. Class A (c)	500	9,265
Bazaarvoice, Inc. (a)	600	2,910
Bitauto Holdings Ltd. ADR (a)	5,900	111,746
blinkx PLC (a)	50,400	23,913
ChannelAdvisor Corp. (a)	45,800	657,230
Cimpress NV (a)	600	54,966
Cornerstone OnDemand, Inc. (a)	4,400	186,164
CoStar Group, Inc. (a)	18,300	3,449,367
DeNA Co. Ltd.	100,360	2,193,108
eBay, Inc. (a)	2,400	71,256
eGain Communications Corp. (a)	113,400	238,140
Endurance International Group Holdings, Inc. (a)	92,500	860,250
Facebook, Inc. Class A (a)	126,989	14,610,084
Hortonworks, Inc. (a)	400	3,324
Leju Holdings Ltd. ADR (a)	654	3,139
LivePerson, Inc. (a)	8,800	66,440
LogMeIn, Inc.	9,391	906,701
MercadoLibre, Inc.	200	31,228
MINDBODY, Inc. (a)(c)	222,500	4,739,250
mixi, Inc.	4,500	164,406
NetEase, Inc. ADR	9,500	2,045,730
New Relic, Inc. (a)	16,800	474,600
Nutanix, Inc. Class B	6,397	161,409
Phoenix New Media Ltd. ADR (a)(c)	8,800	27,632
Q2 Holdings, Inc. (a)	25	721
Renren, Inc. ADR (a)(c)	52,500	83,475
SINA Corp.	4,800	291,792
SMS Co., Ltd. (c)	95,000	2,106,053
Tencent Holdings Ltd.	19,300	467,969
The Trade Desk, Inc.	400	11,068
Twilio, Inc. Class A	1,100	31,735
Twitter, Inc. (a)	6,100	99,430
Weibo Corp. sponsored ADR (a)	120	4,872
Wix.com Ltd. (a)	20,600	917,730
Xunlei Ltd. sponsored ADR (a)	192,407	742,691
Yahoo!, Inc. (a)	71,600	2,768,772
		77,689,854
IT Services - 3.8%
Data Processing & Outsourced Services - 3.3%
Alliance Data Systems Corp.	7,300	1,668,050
eClerx Services Ltd.	6,371	131,255
EVERTEC, Inc.	9,800	173,950
Fidelity National Information Services, Inc.	25,600	1,936,384
Fiserv, Inc. (a)	8,000	850,240
FleetCor Technologies, Inc. (a)	7,000	990,640
Global Payments, Inc.	21,000	1,457,610
PayPal Holdings, Inc. (a)	2,400	94,728
Paysafe Group PLC (a)	445,232	2,037,338
Syntel, Inc.	4,000	79,160
Teletech Holdings, Inc.	4,994	152,317
The Western Union Co.	4,100	89,052
Total System Services, Inc.	12,200	598,166
Vantiv, Inc. (a)	12,200	727,364
Visa, Inc. Class A	400	31,208
		11,017,462
IT Consulting & Other Services - 0.5%
China Information Technology, Inc. (a)	42	30
CSRA, Inc.	12,300	391,632
IBM Corp.	100	16,599
Lionbridge Technologies, Inc. (a)	132,300	767,340
ServiceSource International, Inc. (a)	22,300	126,664
Virtusa Corp. (a)	10,000	251,200
		1,553,465

TOTAL IT SERVICES		12,570,927

Leisure Products - 0.1%
Leisure Products - 0.1%
Bandai Namco Holdings, Inc.	11,200	309,048
Life Sciences Tools & Services - 0.1%
Life Sciences Tools & Services - 0.1%
JHL Biotech, Inc. (a)	94,814	204,501
Machinery - 0.1%
Industrial Machinery - 0.1%
HIWIN Technologies Corp.	57,000	259,933
Minebea Mitsumi, Inc.	16,200	151,916
		411,849
Media - 0.7%
Advertising - 0.0%
iCar Asia Ltd. (a)(c)	374,524	67,569
Cable & Satellite - 0.7%
DISH Network Corp. Class A (a)	500	28,965
Naspers Ltd. Class N	15,900	2,321,268
		2,350,233

TOTAL MEDIA		2,417,802

Metals & Mining - 0.0%
Diversified Metals & Mining - 0.0%
Timminco Ltd. (a)	700	0
Semiconductors & Semiconductor Equipment - 19.1%
Semiconductor Equipment - 3.8%
Amkor Technology, Inc. (a)	30,100	317,555
Applied Materials, Inc.	1,400	45,178
Entegris, Inc. (a)	55,800	998,820
EO Technics Co. Ltd.	13,070	972,194
Lam Research Corp.	20,200	2,135,746
Siltronic AG (a)	40,300	1,867,620
SolarEdge Technologies, Inc. (a)(c)	10,600	131,440
STR Holdings, Inc. (a)	433	65
Sumco Corp.	310,650	4,013,532
Tessera Holding Corp.	22,100	976,820
Ultratech, Inc. (a)	26,600	637,868
Wonik QnC Corp. (a)	24,848	367,393
		12,464,231
Semiconductors - 15.3%
Advanced Micro Devices, Inc. (a)	99,900	1,132,866
Advanced Semiconductor Engineering, Inc.	2,635,700	2,668,390
Advanced Semiconductor Engineering, Inc. sponsored ADR	215,518	1,086,211
ams AG	55,440	1,573,422
Applied Micro Circuits Corp. (a)	12,600	103,950
ASPEED Tech, Inc.	61,000	889,029
Broadcom Ltd.	22,900	4,048,033
Cavium, Inc. (a)	8,991	561,398
ChipMOS TECHNOLOGIES, Inc. sponsored ADR	35,564	501,808
Dialog Semiconductor PLC (a)	42,200	1,784,203
Diodes, Inc. (a)	3,600	92,412
Energy Conversion Devices, Inc. (a)	2,100	0
GlobalWafers Co. Ltd.	849,000	3,008,366
Himax Technologies, Inc. sponsored ADR	1,400	8,456
Hua Hong Semiconductor Ltd.	665,000	740,003
Inphi Corp. (a)	16,500	736,230
Integrated Device Technology, Inc. (a)	60,300	1,420,668
M/A-COM Technology Solutions Holdings, Inc. (a)	10,400	481,312
Macronix International Co. Ltd. (a)	88,000	12,554
MagnaChip Semiconductor Corp. (a)	8,400	52,080
Marvell Technology Group Ltd.	266,800	3,700,516
Maxim Integrated Products, Inc.	4,400	169,708
MaxLinear, Inc. Class A (a)	76,200	1,661,160
Melexis NV	2,710	181,573
Mellanox Technologies Ltd. (a)	25,700	1,051,130
Micron Technology, Inc. (a)	219,700	4,815,824
Microsemi Corp. (a)	9,882	533,332
Monolithic Power Systems, Inc.	21,300	1,745,109
NVIDIA Corp.	41,600	4,440,384
NXP Semiconductors NV (a)	40,349	3,954,605
ON Semiconductor Corp. (a)	106,000	1,352,560
On-Bright Electronics, Inc.	18,000	122,572
Power Integrations, Inc.	514	34,875
Qualcomm, Inc.	37,650	2,454,780
Sanken Electric Co. Ltd.	75,000	328,556
Silergy Corp.	23,000	321,743
Silicon Laboratories, Inc. (a)	19,100	1,241,500
Silicon Motion Technology Corp. sponsored ADR	29,900	1,270,152
Siliconware Precision Industries Co. Ltd. sponsored ADR	13,800	100,740
Sitronix Technology Corp.	44,000	138,964
SK Hynix, Inc.	87	3,221
Skyworks Solutions, Inc.	400	29,864
SunPower Corp. (a)(c)	364	2,406
Vanguard International Semiconductor Corp.	17,000	29,438
YoungTek Electronics Corp.	175	251
		50,586,354

TOTAL SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT		63,050,585

Software - 16.1%
Application Software - 8.3%
8x8, Inc. (a)	41,500	593,450
Adobe Systems, Inc. (a)	3,300	339,735
ANSYS, Inc. (a)	3,800	351,462
Aspen Technology, Inc. (a)	6,700	366,356
Atlassian Corp. PLC	900	21,672
Autodesk, Inc. (a)	155,700	11,523,357
Blackbaud, Inc.	2,600	166,400
Broadleaf Co. Ltd.	53,400	288,760
BroadSoft, Inc. (a)	16,800	693,000
Callidus Software, Inc. (a)	82,726	1,389,797
Citrix Systems, Inc. (a)	1,900	169,689
Descartes Systems Group, Inc. (a)	75,500	1,609,924
HubSpot, Inc. (a)	2,700	126,900
Intuit, Inc.	13,200	1,512,852
Jive Software, Inc. (a)	10,700	46,545
Kingdee International Software Group Co. Ltd. (a)	72,400	27,123
LINE Corp. ADR (c)	749	25,473
Manhattan Associates, Inc. (a)	5,152	273,211
MobileIron, Inc. (a)	2,800	10,500
Mobileye NV (a)	40,300	1,536,236
Parametric Technology Corp. (a)	8,300	384,041
Pegasystems, Inc.	800	28,800
Salesforce.com, Inc. (a)	43,900	3,005,394
Sinosoft Tech Group Ltd.	720,000	226,268
Splunk, Inc. (a)	6,100	312,015
Ultimate Software Group, Inc. (a)	900	164,115
Verint Systems, Inc. (a)	666	23,477
Workday, Inc. Class A (a)	16,500	1,090,485
Workiva, Inc. (a)	21,300	290,745
Zendesk, Inc. (a)	39,000	826,800
		27,424,582
Home Entertainment Software - 5.2%
Activision Blizzard, Inc.	100,371	3,624,397
Capcom Co. Ltd.	95,500	2,247,059
Electronic Arts, Inc. (a)	46,700	3,678,092
NCSOFT Corp.	3,365	689,860
Nexon Co. Ltd.	49,300	714,560
Nintendo Co. Ltd.	11,300	2,348,992
Nintendo Co. Ltd. ADR	10,900	282,855
Rosetta Stone, Inc. (a)	1,100	9,801
Square Enix Holdings Co. Ltd.	59,400	1,527,247
Take-Two Interactive Software, Inc. (a)	31,400	1,547,706
WeMade Entertainment Co. Ltd. (a)	20,000	369,433
		17,040,002
Systems Software - 2.6%
Allot Communications Ltd. (a)	62,900	301,291
CyberArk Software Ltd. (a)	5,500	250,250
Microsoft Corp.	99,800	6,201,572
Proofpoint, Inc. (a)	14,900	1,052,685
Rapid7, Inc. (a)	500	6,085
Tableau Software, Inc. (a)	14,000	590,100
Totvs SA	14,700	106,949
		8,508,932

TOTAL SOFTWARE		52,973,516

Technology Hardware, Storage & Peripherals - 11.2%
Technology Hardware, Storage & Peripherals - 11.2%
3D Systems Corp. (a)(c)	2,050	27,245
Apple, Inc.	279,415	32,361,848
HP, Inc.	38,617	573,076
HTC Corp. (a)	92,000	223,944
Intevac, Inc. (a)	1,500	12,825
Nimble Storage, Inc. (a)	30,300	239,976
Pure Storage, Inc. Class A (a)(c)	2,600	29,406
Samsung Electronics Co. Ltd.	2,217	3,309,188
		36,777,508
TOTAL COMMON STOCKS
(Cost $267,442,716)		328,837,129

Convertible Preferred Stocks - 1.5%
Internet & Direct Marketing Retail - 0.8%
Internet & Direct Marketing Retail - 0.8%
China Internet Plus Holdings Ltd.:
Series A-11 (a)(d)	259,152	819,154
Series B (d)	401,913	1,861,983
		2,681,137
Internet Software & Services - 0.7%
Internet Software & Services - 0.7%
Uber Technologies, Inc. Series D, 8.00% (a)(d)	45,124	2,200,798
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $3,070,818)		4,881,935

Money Market Funds - 2.5%
Fidelity Cash Central Fund, 0.60% (e)	1,175,614	1,175,849
Fidelity Securities Lending Cash Central Fund 0.65% (e)(f)	6,953,650	6,954,345
TOTAL MONEY MARKET FUNDS
(Cost $8,129,811)		8,130,194
TOTAL INVESTMENT PORTFOLIO - 103.7%
(Cost $278,643,345)		341,849,258
NET OTHER ASSETS (LIABILITIES) - (3.7)%		(12,082,608)
NET ASSETS - 100%		$329,766,650

Security Type Abbreviations

ELS – Equity-Linked Security

Legend

 (a) Non-income producing

 (b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,621,254 or 0.8% of net assets.

 (c) Security or a portion of the security is on loan at period end.

 (d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $5,280,919 or 1.6% of net assets.

 (e) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (f) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
China Internet Plus Holdings Ltd.	11/16/16	$398,984
China Internet Plus Holdings Ltd. Series A-11	1/26/15	$819,141
China Internet Plus Holdings Ltd. Series B	12/11/15	$1,551,666
Uber Technologies, Inc. Series D, 8.00%	6/6/14	$700,011

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$21,816
Fidelity Securities Lending Cash Central Fund	381,013
Total	$402,829

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$328,837,129	$314,489,052	$13,949,093	$398,984
Convertible Preferred Stocks	4,881,935	--	--	4,881,935
Money Market Funds	8,130,194	8,130,194	--	--
Total Investments in Securities:	$341,849,258	$322,619,246	$13,949,093	$5,280,919

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$115,296
Level 2 to Level 1	$10,066,569

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Convertible Preferred Stocks
Beginning Balance	$4,848,479
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	119,153
Cost of Purchases	--
Proceeds of Sales	(85,697)
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$4,881,935
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$128,962
Other Investments in Securities
Beginning Balance	$--
Total Realized Gain (Loss)	--
Total Unrealized Gain (Loss)	--
Cost of Purchases	398,984
Proceeds of Sales	--
Amortization/Accretion	--
Transfers in to Level 3	--
Transfers out of Level 3	--
Ending Balance	$398,984
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2016	$--

The information used in the above reconciliations represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliations are included in Net Gain (Loss) on the Fund's Statement of Operations.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	65.1%
Japan	9.1%
Cayman Islands	6.9%
Taiwan	5.4%
Korea (South)	3.5%
Netherlands	1.7%
United Kingdom	1.3%
Singapore	1.2%
Bermuda	1.1%
Others (Individually Less Than 1%)	4.7%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $6,658,635) — See accompanying schedule: Unaffiliated issuers (cost $270,513,534)	$333,719,064
Fidelity Central Funds (cost $8,129,811)	8,130,194
Total Investments (cost $278,643,345)		$341,849,258
Cash		8,597
Receivable for fund shares sold		31,495
Dividends receivable		119,133
Distributions receivable from Fidelity Central Funds		11,792
Prepaid expenses		1,403
Other receivables		6,000
Total assets		342,027,684
Liabilities
Payable for investments purchased	$466,023
Payable for fund shares redeemed	4,574,662
Accrued management fee	154,622
Other affiliated payables	47,276
Other payables and accrued expenses	66,015
Collateral on Securities Loaned	6,952,436
Total liabilities		12,261,034
Net Assets		$329,766,650
Net Assets consist of:
Paid in capital		$262,759,737
Undistributed net investment income		63,220
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		3,737,729
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		63,205,964
Net Assets		$329,766,650
Initial Class:
Net Asset Value, offering price and redemption price per share ($75,479,660 ÷ 5,915,888 shares)		$12.76
Investor Class:
Net Asset Value, offering price and redemption price per share ($254,286,990 ÷ 20,136,689 shares)		$12.63

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$2,127,917
Income from Fidelity Central Funds (including $381,013 from security lending)		402,829
Total income		2,530,746
Expenses
Management fee	$1,620,107
Transfer agent fees	377,770
Accounting and security lending fees	119,097
Custodian fees and expenses	49,712
Independent trustees' fees and expenses	6,248
Audit	56,681
Legal	9,479
Miscellaneous	3,357
Total expenses before reductions	2,242,451
Expense reductions	(21,812)	2,220,639
Net investment income (loss)		310,107
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	5,119,245
Fidelity Central Funds	1,503
Foreign currency transactions	20,312
Total net realized gain (loss)		5,141,060
Change in net unrealized appreciation (depreciation) on: Investment securities (net of decrease in deferred foreign taxes of $3,536)	22,502,915
Assets and liabilities in foreign currencies	695
Total change in net unrealized appreciation (depreciation)		22,503,610
Net gain (loss)		27,644,670
Net increase (decrease) in net assets resulting from operations		$27,954,777

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$310,107	$289,337
Net realized gain (loss)	5,141,060	11,514,392
Change in net unrealized appreciation (depreciation)	22,503,610	2,787,400
Net increase (decrease) in net assets resulting from operations	27,954,777	14,591,129
Distributions to shareholders from net investment income	(251,567)	(297,796)
Distributions to shareholders from net realized gain	(9,124,552)	(14,033,896)
Total distributions	(9,376,119)	(14,331,692)
Share transactions - net increase (decrease)	(943,504)	61,674,493
Redemption fees	44,404	42,386
Total increase (decrease) in net assets	17,679,558	61,976,316
Net Assets
Beginning of period	312,087,092	250,110,776
End of period	$329,766,650	$312,087,092
Other Information
Undistributed net investment income end of period	$63,220	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Technology Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.91	$11.83	$12.43	$10.33	$9.81
Income from Investment Operations
Net investment income (loss)A	.02	.02	.01	.01	.01
Net realized and unrealized gain (loss)	1.22	.71	1.38	2.78	1.66
Total from investment operations	1.24	.73	1.39	2.79	1.67
Distributions from net investment income	(.02)	(.02)	(.01)	(.02)	–
Distributions from net realized gain	(.37)	(.63)	(1.98)	(.67)	(1.15)
Total distributions	(.39)	(.65)	(1.99)	(.69)	(1.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.76	$11.91	$11.83	$12.43	$10.33
Total ReturnC,D	11.37%	6.27%	11.91%	27.81%	17.52%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.69%	.70%	.73%	.71%
Expenses net of fee waivers, if any	.70%	.69%	.69%	.72%	.71%
Expenses net of all reductions	.69%	.68%	.69%	.72%	.70%
Net investment income (loss)	.17%	.16%	.13%	.10%	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$75,480	$70,596	$69,964	$61,534	$60,849
Portfolio turnover rateG	67%	68%	67%	113%	71%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Technology Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$11.79	$11.73	$12.34	$10.26	$9.75
Income from Investment Operations
Net investment income (loss)A	.01	.01	.01	–B	–B
Net realized and unrealized gain (loss)	1.21	.69	1.36	2.76	1.66
Total from investment operations	1.22	.70	1.37	2.76	1.66
Distributions from net investment income	(.01)	(.01)	(.01)	(.01)	–
Distributions from net realized gain	(.37)	(.63)	(1.98)	(.67)	(1.15)
Total distributions	(.38)	(.64)	(1.98)C	(.68)	(1.15)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$12.63	$11.79	$11.73	$12.34	$10.26
Total ReturnD,E	11.34%	6.08%	11.86%	27.73%	17.51%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.77%	.78%	.81%	.79%
Expenses net of fee waivers, if any	.78%	.77%	.77%	.80%	.79%
Expenses net of all reductions	.77%	.76%	.77%	.80%	.78%
Net investment income (loss)	.09%	.08%	.05%	.02%	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$254,287	$241,491	$180,147	$120,666	$91,601
Portfolio turnover rateH	67%	68%	67%	113%	71%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $1.98 per share is comprised of distributions from net investment income of $.005 and distributions from net realized gain of $1.977 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Technology Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class. The Fund's investments in emerging markets can be subject to social, economic, regulatory, and political uncertainties and can be extremely volatile.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Equity securities, including restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach and the income approach and are categorized as Level 3 in the hierarchy. The market approach generally consists of using comparable market transactions while the income approach generally consists of using the net present value of estimated future cash flows, adjusted as appropriate for liquidity, credit, market and/or other risk factors.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value at 12/31/16	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input(a)
Equities	$5,280,919	Market approach	Transaction price	$2.82 - $48.77 / $22.66	Increase
			Premium rate	20.0%	Increase
		Recovery value	Recovery value	0.0%	Increase

 (a) Represents the expected directional change in the fair value of the Level 3 investments that would result from an increase in the corresponding input. A decrease to the unobservable input would have the opposite effect. Significant changes in these inputs could result in significantly higher or lower fair value measurements.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC) and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$81,404,268
Gross unrealized depreciation	(18,762,655)
Net unrealized appreciation (depreciation) on securities	$62,641,613
Tax Cost	$279,207,645

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$77,318
Undistributed long-term capital gain	$4,287,931
Net unrealized appreciation (depreciation) on securities and other investments	$62,641,664

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$330,385	$ 3,868,271
Long-term Capital Gains	9,045,734	10,463,421
Total	$9,376,119	$ 14,331,692

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $203,350,897 and $196,799,825, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$46,108
Investor Class	331,662
$377,770

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,178 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $724 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $19,595 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $2,217.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$88,680	$99,395
Investor Class	162,887	198,401
Total	$251,567	$297,796
From net realized gain
Initial Class	$2,064,829	$3,666,747
Investor Class	7,059,723	10,367,149
Total	$9,124,552	$14,033,896

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	2,212,158	827,052	$27,807,461	$9,981,643
Reinvestment of distributions	220,170	320,044	2,153,509	3,766,142
Shares redeemed	(2,445,002)	(1,132,307)	(29,362,382)	(13,373,077)
Net increase (decrease)	(12,674)	14,789	$598,588	$374,708
Investor Class
Shares sold	3,963,774	5,695,629	$48,389,591	$67,818,059
Reinvestment of distributions	748,863	906,354	7,222,610	10,565,550
Shares redeemed	(5,052,835)	(1,489,081)	(57,154,293)	(17,083,824)
Net increase (decrease)	(340,198)	5,112,902	$(1,542,092)	$61,299,785

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Technology Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Technology Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian, agent banks and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.69%
Actual		$1,000.00	$1,140.90	$3.71
Hypothetical-C		$1,000.00	$1,021.67	$3.51
Investor Class	.78%
Actual		$1,000.00	$1,140.90	$4.20
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Technology Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Technology Portfolio
Initial Class	02/10/17	02/10/17	$0.003	$0.159
Investor Class	02/10/17	02/10/17	$0.002	$0.159

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $4,333,391, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed in December 2016, as qualifying for the dividends–received deduction for corporate shareholders.

VTECIC-ANN-0217
1.817385.111

Fidelity® Variable Insurance Products: Financial Services Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	18.72%	16.88%	0.24%
Investor Class	18.51%	16.76%	0.14%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Financial Services Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$10,240	VIP Financial Services Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Christopher Lee:  For the year, the fund’s share classes returned roughly 19%, underperforming the 24.74% return of the benchmark MSCI U.S. IMI Financials 5% Capped Linked Index but leading the broad-based S&P 500. Versus the MSCI index, security selection in real estate segments – which were removed from the sector benchmark in September – as well as in the non-benchmark data processing & outsourced services group hindered performance. Individual detractors in the latter area included credit card processing and services company Visa, which lagged as investors shifted toward more U.S.-focused, interest-rate sensitive financials after the U.S. presidential election. Elsewhere, mortgage-title insurer Fidelity National Financial and real estate services company Realogy Holdings detracted amid concern that higher interest rates would slow demand for mortgages and home purchases. Several segments – including financial exchanges & data and insurance brokers – modestly aided relative results. Top individual contributors included Ventas, a health care REIT (real estate investment trust) that benefited from its stable cash flows during a volatile first half of the year. Ventas was not held at period end. A sizable underweighting in diversified bank and large benchmark component Wells Fargo also contributed, as a sales scandal this fall rocked the stock.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Note to shareholders:  On September 1, 2016, real estate became recognized as a standalone sector under the S&P and MSCI Global Industry Classification Standard, the basis for many equity-market indices. With this change, the structure of the fund’s supplemental sector benchmark was modified to exclude real estate as an industry group, with the exception of mortgage-related REITs. Additionally on September 1, 2016, the fund’s sector benchmark changed to the MSCI U.S. IMI Financials 5% Capped Index. This capped index precludes any single issuer from representing more than 5% of the index at the time of quarterly rebalance.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Berkshire Hathaway, Inc. Class B	5.9	5.8
Capital One Financial Corp.	5.0	2.6
Wells Fargo & Co.	5.0	3.7
Bank of America Corp.	5.0	3.6
Goldman Sachs Group, Inc.	5.0	1.9
Citigroup, Inc.	4.9	3.9
American International Group, Inc.	4.0	0.0
U.S. Bancorp	3.6	3.5
JPMorgan Chase & Co.	3.5	3.3
Huntington Bancshares, Inc.	3.2	1.0
	45.1

Top Industries (% of fund's net assets)

As of December 31, 2016
Banks	37.7%
Insurance	22.1%
Capital Markets	17.3%
Consumer Finance	10.4%
Diversified Financial Services	6.4%
All Others*	6.1%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Banks	23.9%
Real Estate Investment Trusts	22.9%
Insurance	19.1%
Diversified Financial Services	9.5%
Capital Markets	6.3%
All Others*	18.3%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.5%
	Shares	Value
Banks - 37.7%
Diversified Banks - 22.8%
Bank of America Corp.	386,266	$8,536,479
Citigroup, Inc.	140,639	8,358,176
Comerica, Inc.	14,829	1,010,003
JPMorgan Chase & Co.	69,454	5,993,186
The Bank of NT Butterfield & Son Ltd.	13,400	421,296
U.S. Bancorp	121,573	6,245,205
Wells Fargo & Co.	155,196	8,552,852
		39,117,197
Regional Banks - 14.9%
Bank of the Ozarks, Inc.	34,100	1,793,319
CIT Group, Inc.	52,100	2,223,628
CoBiz, Inc.	51,956	877,537
First Republic Bank	32,100	2,957,694
Huntington Bancshares, Inc.	416,700	5,508,774
M&T Bank Corp.	19,380	3,031,613
PNC Financial Services Group, Inc.	44,400	5,193,024
Popular, Inc.	40,200	1,761,564
Preferred Bank, Los Angeles	7,000	366,940
SVB Financial Group (a)	10,500	1,802,430
		25,516,523

TOTAL BANKS		64,633,720

Capital Markets - 17.3%
Asset Management & Custody Banks - 5.9%
Affiliated Managers Group, Inc. (a)	13,684	1,988,285
BlackRock, Inc. Class A	11,600	4,414,264
Northern Trust Corp.	26,050	2,319,753
Oaktree Capital Group LLC Class A	34,100	1,278,750
		10,001,052
Financial Exchanges & Data - 4.1%
CBOE Holdings, Inc.	29,100	2,150,199
IntercontinentalExchange, Inc.	86,780	4,896,128
		7,046,327
Investment Banking & Brokerage - 7.3%
E*TRADE Financial Corp. (a)	91,100	3,156,615
Goldman Sachs Group, Inc.	35,610	8,526,815
Investment Technology Group, Inc.	42,646	841,832
		12,525,262

TOTAL CAPITAL MARKETS		29,572,641

Consumer Finance - 10.4%
Consumer Finance - 10.4%
Capital One Financial Corp.	98,053	8,554,144
Discover Financial Services	65,100	4,693,059
Synchrony Financial	125,900	4,566,393
		17,813,596
Diversified Financial Services - 6.4%
Multi-Sector Holdings - 5.9%
Berkshire Hathaway, Inc. Class B (a)	62,533	10,191,627
Specialized Finance - 0.5%
Bats Global Markets, Inc.	25,100	841,101

TOTAL DIVERSIFIED FINANCIAL SERVICES		11,032,728

Insurance - 22.1%
Insurance Brokers - 2.6%
Brown & Brown, Inc.	40,300	1,807,858
Willis Group Holdings PLC	21,700	2,653,476
		4,461,334
Life & Health Insurance - 2.0%
Torchmark Corp.	47,190	3,480,734
Multi-Line Insurance - 5.3%
American Financial Group, Inc.	25,600	2,255,872
American International Group, Inc.	104,200	6,805,302
		9,061,174
Property & Casualty Insurance - 11.1%
Allied World Assurance Co. Holdings AG	34,300	1,842,253
Allstate Corp.	47,770	3,540,712
AmTrust Financial Services, Inc.	39,100	1,070,558
Chubb Ltd.	36,456	4,816,567
FNF Group	96,770	3,286,309
The Travelers Companies, Inc.	36,412	4,457,557
		19,013,956
Reinsurance - 1.1%
Reinsurance Group of America, Inc.	15,300	1,925,199

TOTAL INSURANCE		37,942,397

IT Services - 2.7%
Data Processing & Outsourced Services - 2.7%
Visa, Inc. Class A	43,440	3,389,189
WEX, Inc. (a)	10,500	1,171,800
		4,560,989
Mortgage Real Estate Investment Trusts - 0.4%
Mortgage REITs - 0.4%
American Capital Mortgage Investment Corp.	41,500	651,550
Thrifts & Mortgage Finance - 0.5%
Thrifts & Mortgage Finance - 0.5%
MGIC Investment Corp. (a)	44,500	453,455
Radian Group, Inc.	23,300	418,934
Washington Mutual, Inc. (a)	5,300	0
		872,389
TOTAL COMMON STOCKS
(Cost $140,663,577)		167,080,010

Money Market Funds - 4.2%
Fidelity Cash Central Fund, 0.60% (b)
(Cost $7,157,950)	7,156,690	7,158,121
TOTAL INVESTMENT PORTFOLIO - 101.7%
(Cost $147,821,527)		174,238,131
NET OTHER ASSETS (LIABILITIES) - (1.7)%		(2,922,204)
NET ASSETS - 100%		$171,315,927

Legend

 (a) Non-income producing

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$19,029
Fidelity Securities Lending Cash Central Fund	1,512
Total	$20,541

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $140,663,577)	$167,080,010
Fidelity Central Funds (cost $7,157,950)	7,158,121
Total Investments (cost $147,821,527)		$174,238,131
Receivable for fund shares sold		140,341
Dividends receivable		144,112
Distributions receivable from Fidelity Central Funds		3,905
Prepaid expenses		469
Other receivables		567
Total assets		174,527,525
Liabilities
Payable for investments purchased	$3,052,264
Payable for fund shares redeemed	19,719
Accrued management fee	71,863
Other affiliated payables	22,068
Other payables and accrued expenses	45,684
Total liabilities		3,211,598
Net Assets		$171,315,927
Net Assets consist of:
Paid in capital		$145,717,740
Undistributed net investment income		231,292
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(1,049,569)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		26,416,464
Net Assets		$171,315,927
Initial Class:
Net Asset Value, offering price and redemption price per share ($41,403,874 ÷ 3,601,092 shares)		$11.50
Investor Class:
Net Asset Value, offering price and redemption price per share ($129,912,053 ÷ 11,345,179 shares)		$11.45

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$1,890,897
Income from Fidelity Central Funds		20,541
Total income		1,911,438
Expenses
Management fee	$553,854
Transfer agent fees	132,974
Accounting and security lending fees	39,381
Custodian fees and expenses	18,225
Independent trustees' fees and expenses	2,078
Audit	42,356
Legal	3,142
Miscellaneous	1,272
Total expenses before reductions	793,282
Expense reductions	(5,945)	787,337
Net investment income (loss)		1,124,101
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,133,467
Fidelity Central Funds	21
Foreign currency transactions	6
Total net realized gain (loss)		1,133,494
Change in net unrealized appreciation (depreciation) on: Investment securities	15,393,586
Assets and liabilities in foreign currencies	24
Total change in net unrealized appreciation (depreciation)		15,393,610
Net gain (loss)		16,527,104
Net increase (decrease) in net assets resulting from operations		$17,651,205

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,124,101	$998,694
Net realized gain (loss)	1,133,494	1,794,403
Change in net unrealized appreciation (depreciation)	15,393,610	(7,264,177)
Net increase (decrease) in net assets resulting from operations	17,651,205	(4,471,080)
Distributions to shareholders from net investment income	(866,490)	(1,186,136)
Share transactions - net increase (decrease)	42,992,223	9,996,696
Redemption fees	18,785	12,528
Total increase (decrease) in net assets	59,795,723	4,352,008
Net Assets
Beginning of period	111,520,204	107,168,196
End of period	$171,315,927	$111,520,204
Other Information
Undistributed net investment income end of period	$231,292	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Financial Services Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.74	$10.23	$9.33	$7.05	$5.55
Income from Investment Operations
Net investment income (loss)A	.12	.10	.12	.11	.11
Net realized and unrealized gain (loss)	1.70	(.48)	.90	2.27	1.47
Total from investment operations	1.82	(.38)	1.02	2.38	1.58
Distributions from net investment income	(.06)	(.11)	(.12)	(.10)	(.08)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.50	$9.74	$10.23	$9.33	$7.05
Total ReturnC,D	18.72%	(3.69)%	10.88%	33.86%	28.55%
Ratios to Average Net AssetsE,F
Expenses before reductions	.72%	.71%	.73%	.81%	.85%
Expenses net of fee waivers, if any	.72%	.71%	.72%	.81%	.85%
Expenses net of all reductions	.71%	.71%	.72%	.79%	.75%
Net investment income (loss)	1.18%	1.02%	1.21%	1.29%	1.66%
Supplemental Data
Net assets, end of period (000 omitted)	$41,404	$20,570	$23,351	$27,726	$17,438
Portfolio turnover rateG	87%	59%	58%	211%	323%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Financial Services Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$9.71	$10.19	$9.30	$7.03	$5.54
Income from Investment Operations
Net investment income (loss)A	.11	.09	.11	.10	.10
Net realized and unrealized gain (loss)	1.69	(.47)	.89	2.27	1.47
Total from investment operations	1.80	(.38)	1.00	2.37	1.57
Distributions from net investment income	(.06)	(.10)	(.11)	(.10)	(.08)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$11.45	$9.71	$10.19	$9.30	$7.03
Total ReturnC,D	18.51%	(3.68)%	10.75%	33.74%	28.36%
Ratios to Average Net AssetsE,F
Expenses before reductions	.80%	.79%	.80%	.89%	.92%
Expenses net of fee waivers, if any	.80%	.79%	.80%	.89%	.92%
Expenses net of all reductions	.79%	.78%	.79%	.87%	.82%
Net investment income (loss)	1.10%	.95%	1.14%	1.22%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$129,912	$90,950	$83,817	$60,357	$30,690
Portfolio turnover rateG	87%	59%	58%	211%	323%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Financial Services Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the each Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$26,842,510
Gross unrealized depreciation	(829,762)
Net unrealized appreciation (depreciation) on securities	$26,012,748
Tax Cost	$148,225,383

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$231,291
Capital loss carryforward	$(645,714)
Net unrealized appreciation (depreciation) on securities and other investments	$26,012,608

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Fiscal year of expiration
2017	$(645,714)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$866,490	$ 1,186,136

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $130,991,853 and $86,495,461, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$12,650
Investor Class	120,324
$132,974

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,821 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $246 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $1,512.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $5,114 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $29.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $802.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$ 228,889	$ 241,480
Investor Class	637,601	944,656
Total	$866,490	$1,186,136

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	2,053,972	629,305	$22,916,293	$6,415,342
Reinvestment of distributions	19,647	25,259	228,889	241,480
Shares redeemed	(583,592)	(826,883)	(5,455,615)	(8,303,234)
Net increase (decrease)	1,490,027	(172,319)	$17,689,567	$(1,646,412)
Investor Class
Shares sold	4,529,275	3,306,441	$48,842,893	$33,530,950
Reinvestment of distributions	54,966	99,229	637,601	944,656
Shares redeemed	(2,608,193)	(2,262,535)	(24,177,838)	(22,832,498)
Net increase (decrease)	1,976,048	1,143,135	$25,302,656	$11,643,108

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Financial Services Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Financial Services Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.72%
Actual		$1,000.00	$1,218.50	$4.02
Hypothetical-C		$1,000.00	$1,021.52	$3.66
Investor Class	.80%
Actual		$1,000.00	$1,217.70	$4.46
Hypothetical-C		$1,000.00	$1,021.11	$4.06

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VFSIC-ANN-0217
1.817367.112

Fidelity® Variable Insurance Products: Real Estate Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	5.75%	11.51%	5.17%
Service Class	5.63%	11.39%	5.06%
Service Class 2	5.46%	11.23%	4.90%
Investor Class	5.65%	11.41%	5.08%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Real Estate Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$16,553	VIP Real Estate Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Samuel Wald:  The fund’s share classes gained about 5% to 6%, trailing the 6.65% return of the Dow Jones U.S. Select Real Estate Securities Index, as well as the broader S&P 500. Compared with the Dow Jones index, stock picking among residential REITs (real estate investment trusts) hurt, as did positioning in the hotel category and underweighting the strong-performing industrial sector. Security selection among health care REITs and positioning in the retail group added value. Individually, the biggest relative detractor was underweighting strong-performing Digital Realty Trust, an operator of data center REITs benefiting from demand for its specialized data-storage and -processing facilities. However, simultaneous overweightings in data center REITs DuPont Fabros Technology and CoreSite Realty – the latter an out-of-benchmark holding – more than offset the negative impact. After DuPont’s large increase, I sold the fund’s position and reinvested proceeds into Digital Realty. During the year, industrial REITs enjoyed strong results, and meaningful underweightings in two such outperformers, Prologis and Duke Realty detracted, even as an overweighting in DCT Industrial Trust – one of the fund’s largest holdings at year end – proved helpful. The fund also benefited from overweighting office REIT Mack-Cali Realty, which so far has been a successful turnaround story. Lastly, a relative overweighting in self-storage REIT Extra Space Storage – another of the fund’s largest positions – detracted, reflecting the underperformance of self-storage REITs.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Simon Property Group, Inc.	9.8	12.0
AvalonBay Communities, Inc.	5.6	4.2
Ventas, Inc.	5.2	5.8
Boston Properties, Inc.	4.9	5.9
Extra Space Storage, Inc.	4.4	4.7
Public Storage	4.0	4.7
Mid-America Apartment Communities, Inc.	3.7	3.6
Urban Edge Properties	3.3	3.3
DCT Industrial Trust, Inc.	3.1	3.4
Essex Property Trust, Inc.	2.7	3.6
	46.7

Top Five REIT Sectors as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
REITs - Apartments	18.4	17.5
REITs - Regional Malls	14.1	15.7
REITs - Office Property	13.8	15.5
REITs - Health Care	11.1	11.7
REITs - Storage	8.4	9.4

Asset Allocation (% of fund's net assets)

As of December 31, 2016
Stocks	98.6%
Short-Term Investments and Net Other Assets (Liabilities)	1.4%

As of June 30, 2016
Stocks	98.7%
Short-Term Investments and Net Other Assets (Liabilities)	1.3%

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.6%
	Shares	Value
Equity Real Estate Investment Trusts (REITs) - 98.6%
REITs - Apartments - 18.4%
American Homes 4 Rent Class A	286,100	$6,002,378
Apartment Investment & Management Co. Class A	270,476	12,293,134
AvalonBay Communities, Inc.	175,842	31,150,410
Equity Residential (SBI)	188,770	12,149,237
Essex Property Trust, Inc.	64,748	15,053,910
Mid-America Apartment Communities, Inc.	213,917	20,946,753
Monogram Residential Trust, Inc.	446,200	4,827,884
		102,423,706
REITs - Diversified - 7.8%
Digital Realty Trust, Inc.	22,700	2,230,502
Duke Realty LP	156,400	4,153,984
Equinix, Inc.	20,100	7,183,941
Forest City Realty Trust, Inc. Class A	167,221	3,484,886
Liberty Property Trust (SBI)	241,300	9,531,350
The GEO Group, Inc.	60,000	2,155,800
Vornado Realty Trust	98,510	10,281,489
Washington REIT (SBI)	128,500	4,200,665
		43,222,617
REITs - Health Care - 11.1%
Healthcare Realty Trust, Inc.	437,200	13,255,904
Sabra Health Care REIT, Inc.	272,014	6,642,582
Ventas, Inc.	463,910	29,003,653
Welltower, Inc.	190,628	12,758,732
		61,660,871
REITs - Hotels - 5.9%
Ashford Hospitality Prime, Inc.	5,797	79,129
DiamondRock Hospitality Co.	566,000	6,525,980
FelCor Lodging Trust, Inc.	865,586	6,933,344
Host Hotels & Resorts, Inc.	651,178	12,268,194
Sunstone Hotel Investors, Inc.	455,500	6,946,375
		32,753,022
REITs - Management/Investment - 4.0%
American Assets Trust, Inc.	149,401	6,436,195
American Tower Corp.	25,100	2,652,568
Coresite Realty Corp.	90,200	7,159,174
Empire State Realty Trust, Inc.	280,200	5,657,238
		21,905,175
REITs - Manufactured Homes - 1.7%
Equity Lifestyle Properties, Inc.	133,610	9,633,281
REITs - Office Property - 13.8%
Boston Properties, Inc.	214,977	27,039,807
Corporate Office Properties Trust (SBI)	25,500	796,110
Douglas Emmett, Inc.	347,800	12,715,568
Highwoods Properties, Inc. (SBI)	185,900	9,482,759
Hudson Pacific Properties, Inc.	303,000	10,538,340
Mack-Cali Realty Corp.	379,100	11,001,482
New York (REIT), Inc.	159,100	1,610,092
VEREIT, Inc.	426,300	3,606,498
		76,790,656
REITs - Regional Malls - 14.1%
General Growth Properties, Inc.	294,900	7,366,602
Pennsylvania Real Estate Investment Trust (SBI)	286,000	5,422,560
Simon Property Group, Inc.	305,399	54,260,239
Taubman Centers, Inc.	153,700	11,363,041
		78,412,442
REITs - Shopping Centers - 7.3%
Brixmor Property Group, Inc.	432,900	10,571,418
Cedar Shopping Centers, Inc.	782,691	5,110,972
DDR Corp.	421,900	6,442,413
Urban Edge Properties	665,705	18,313,545
		40,438,348
REITs - Storage - 8.4%
Extra Space Storage, Inc.	316,400	24,438,736
Public Storage	99,555	22,250,543
		46,689,279
REITs - Warehouse/Industrial - 6.1%
DCT Industrial Trust, Inc.	361,850	17,325,378
Prologis, Inc.	241,737	12,761,296
Terreno Realty Corp.	139,881	3,985,210
		34,071,884
TOTAL EQUITY REAL ESTATE INVESTMENT TRUSTS (REITS)
(Cost $439,774,979)		548,001,281

Money Market Funds - 1.0%
Fidelity Cash Central Fund, 0.60% (a)
(Cost $5,764,360)	5,763,207	5,764,360
TOTAL INVESTMENT PORTFOLIO - 99.6%
(Cost $445,539,339)		553,765,641
NET OTHER ASSETS (LIABILITIES) - 0.4%		2,185,555
NET ASSETS - 100%		$555,951,196

Legend

 (a) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$30,840
Fidelity Securities Lending Cash Central Fund	2,827
Total	$33,667

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value — See accompanying schedule: Unaffiliated issuers (cost $439,774,979)	$548,001,281
Fidelity Central Funds (cost $5,764,360)	5,764,360
Total Investments (cost $445,539,339)		$553,765,641
Cash		254,924
Receivable for investments sold		3,097,844
Receivable for fund shares sold		480,816
Dividends receivable		2,172,021
Distributions receivable from Fidelity Central Funds		1,399
Prepaid expenses		3,022
Other receivables		8,681
Total assets		559,784,348
Liabilities
Payable for investments purchased	$2,454,765
Payable for fund shares redeemed	959,585
Accrued management fee	250,698
Distribution and service plan fees payable	44,950
Other affiliated payables	63,119
Other payables and accrued expenses	60,035
Total liabilities		3,833,152
Net Assets		$555,951,196
Net Assets consist of:
Paid in capital		$418,624,535
Undistributed net investment income		1,726,474
Accumulated undistributed net realized gain (loss) on investments		27,373,885
Net unrealized appreciation (depreciation) on investments		108,226,302
Net Assets		$555,951,196
Initial Class:
Net Asset Value, offering price and redemption price per share ($102,665,863 ÷ 5,080,646 shares)		$20.21
Service Class:
Net Asset Value, offering price and redemption price per share ($8,780,721 ÷ 435,915 shares)		$20.14
Service Class 2:
Net Asset Value, offering price and redemption price per share ($213,983,968 ÷ 10,744,618 shares)		$19.92
Investor Class:
Net Asset Value, offering price and redemption price per share ($230,520,644 ÷ 11,464,460 shares)		$20.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$11,734,808
Special dividends		1,748,560
Income from Fidelity Central Funds		33,667
Total income		13,517,035
Expenses
Management fee	$3,012,333
Transfer agent fees	554,212
Distribution and service plan fees	512,053
Accounting and security lending fees	208,051
Custodian fees and expenses	34,537
Independent trustees' fees and expenses	11,662
Audit	50,304
Legal	7,744
Miscellaneous	6,812
Total expenses before reductions	4,397,708
Expense reductions	(40,376)	4,357,332
Net investment income (loss)		9,159,703
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	31,868,252
Fidelity Central Funds	(43)
Total net realized gain (loss)		31,868,209
Change in net unrealized appreciation (depreciation) on investment securities		(16,580,487)
Net gain (loss)		15,287,722
Net increase (decrease) in net assets resulting from operations		$24,447,425

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$9,159,703	$9,508,712
Net realized gain (loss)	31,868,209	10,463,855
Change in net unrealized appreciation (depreciation)	(16,580,487)	(4,887,060)
Net increase (decrease) in net assets resulting from operations	24,447,425	15,085,507
Distributions to shareholders from net investment income	(7,510,703)	(9,395,711)
Distributions to shareholders from net realized gain	(5,482,348)	(11,624,079)
Total distributions	(12,993,051)	(21,019,790)
Share transactions - net increase (decrease)	23,397,951	11,196,306
Total increase (decrease) in net assets	34,852,325	5,262,023
Net Assets
Beginning of period	521,098,871	515,836,848
End of period	$555,951,196	$521,098,871
Other Information
Undistributed net investment income end of period	$1,726,474	$173,233

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.61	$19.73	$16.35	$17.22	$15.02
Income from Investment Operations
Net investment income (loss)A	.36B	.38	.35	.29	.27
Net realized and unrealized gain (loss)	.74	.33	4.53	–C	2.50
Total from investment operations	1.10	.71	4.88	.29	2.77
Distributions from net investment income	(.30)	(.39)	(.31)D	(.33)	(.25)
Distributions from net realized gain	(.20)	(.44)	(1.19)D	(.83)	(.32)
Total distributions	(.50)	(.83)	(1.50)	(1.16)	(.57)
Net asset value, end of period	$20.21	$19.61	$19.73	$16.35	$17.22
Total ReturnE,F	5.75%	3.71%	30.18%	1.82%	18.57%
Ratios to Average Net AssetsG,H
Expenses before reductions	.67%	.67%	.68%	.69%	.70%
Expenses net of fee waivers, if any	.67%	.67%	.68%	.68%	.70%
Expenses net of all reductions	.66%	.67%	.67%	.68%	.69%
Net investment income (loss)	1.79%B	1.92%	1.84%	1.61%	1.58%
Supplemental Data
Net assets, end of period (000 omitted)	$102,666	$99,804	$91,749	$57,396	$71,364
Portfolio turnover rateI	65%	72%	65%	59%	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.47%.

 C Amount represents less than $.005 per share.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Service Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.56	$19.68	$16.32	$17.20	$15.00
Income from Investment Operations
Net investment income (loss)A	.34B	.36	.33	.27	.25
Net realized and unrealized gain (loss)	.74	.33	4.51	.01C	2.51
Total from investment operations	1.08	.69	4.84	.28	2.76
Distributions from net investment income	(.29)	(.37)	(.29)D	(.32)	(.24)
Distributions from net realized gain	(.20)	(.44)	(1.19)D	(.83)	(.32)
Total distributions	(.50)E	(.81)	(1.48)	(1.16)F	(.56)
Net asset value, end of period	$20.14	$19.56	$19.68	$16.32	$17.20
Total ReturnG,H	5.63%	3.61%	29.98%	1.73%	18.49%
Ratios to Average Net AssetsI,J
Expenses before reductions	.77%	.77%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.77%	.77%	.78%	.78%	.79%
Expenses net of all reductions	.76%	.76%	.77%	.78%	.78%
Net investment income (loss)	1.69%B	1.82%	1.75%	1.52%	1.49%
Supplemental Data
Net assets, end of period (000 omitted)	$8,781	$4,060	$4,056	$3,255	$1,634
Portfolio turnover rateK	65%	72%	65%	59%	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.38%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.50 per share is comprised of distributions from net investment income of $.292 and distributions from net realized gain of $.204 per share.

 F Total distributions of $1.16 per share is comprised of distributions from net investment income of $.324 and distributions from net realized gain of $.833 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.35	$19.47	$16.16	$17.03	$14.86
Income from Investment Operations
Net investment income (loss)A	.31B	.33	.30	.24	.22
Net realized and unrealized gain (loss)	.72	.33	4.46	.01C	2.48
Total from investment operations	1.03	.66	4.76	.25	2.70
Distributions from net investment income	(.26)	(.34)	(.26)D	(.29)	(.21)
Distributions from net realized gain	(.20)	(.44)	(1.19)D	(.83)	(.32)
Total distributions	(.46)	(.78)	(1.45)	(1.12)	(.53)
Net asset value, end of period	$19.92	$19.35	$19.47	$16.16	$17.03
Total ReturnE,F	5.46%	3.49%	29.80%	1.61%	18.30%
Ratios to Average Net AssetsG,H
Expenses before reductions	.92%	.92%	.93%	.94%	.94%
Expenses net of fee waivers, if any	.92%	.92%	.93%	.93%	.94%
Expenses net of all reductions	.91%	.91%	.92%	.93%	.93%
Net investment income (loss)	1.54%B	1.67%	1.60%	1.37%	1.33%
Supplemental Data
Net assets, end of period (000 omitted)	$213,984	$194,640	$200,481	$165,134	$145,738
Portfolio turnover rateI	65%	72%	65%	59%	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.23%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 G Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Real Estate Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$19.52	$19.64	$16.29	$17.15	$14.97
Income from Investment Operations
Net investment income (loss)A	.35B	.36	.33	.28	.25
Net realized and unrealized gain (loss)	.73	.33	4.50	.01C	2.49
Total from investment operations	1.08	.69	4.83	.29	2.74
Distributions from net investment income	(.28)	(.37)	(.30)D	(.32)	(.24)
Distributions from net realized gain	(.20)	(.44)	(1.19)D	(.83)	(.32)
Total distributions	(.49)E	(.81)	(1.48)F	(1.15)	(.56)
Net asset value, end of period	$20.11	$19.52	$19.64	$16.29	$17.15
Total ReturnG,H	5.65%	3.64%	30.02%	1.81%	18.42%
Ratios to Average Net AssetsI,J
Expenses before reductions	.75%	.75%	.76%	.77%	.78%
Expenses net of fee waivers, if any	.75%	.75%	.76%	.76%	.78%
Expenses net of all reductions	.74%	.74%	.75%	.76%	.77%
Net investment income (loss)	1.71%B	1.84%	1.76%	1.53%	1.50%
Supplemental Data
Net assets, end of period (000 omitted)	$230,521	$222,596	$219,550	$138,855	$130,397
Portfolio turnover rateK	65%	72%	65%	59%	52%

 A Calculated based on average shares outstanding during the period.

 B Net Investment income per share reflects a large, non-recurring dividend which amounted to $.06 per share. Excluding this non-recurring dividend, the ratio of net investment income (loss) to average net assets would have been 1.39%.

 C The amount shown for a share outstanding does not correspond with the aggregate net gain (loss) on investments for the period due to the timing of sales and repurchases of shares in relation to fluctuating market values of the investments of the Fund.

 D The amounts shown reflect certain reclassifications related to book to tax differences that were made in the year shown.

 E Total distributions of $.49 per share is comprised of distributions from net investment income of $.282 and distributions from net realized gain of $.204 per share.

 F Total distributions of $1.48 per share is comprised of distributions from net investment income of $.296 and distributions from net realized gain of $1.188 per share.

 G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 I Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 K Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Real Estate Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Large, non-recurring dividends recognized by the Fund are presented separately on the Statement of Operations as "Special Dividends" and the impact of these dividends is presented in the Financial Highlights.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to short-term capital gains and losses deferred due to wash sales and excise tax regulations.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$114,505,513
Gross unrealized depreciation	(8,645,189)
Net unrealized appreciation (depreciation) on securities	$105,860,324
Tax Cost	$447,905,317

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$1,711,359
Undistributed long-term capital gain	$32,576,203
Net unrealized appreciation (depreciation) on securities and other investments	$105,860,324

The Fund intends to elect to defer to its next fiscal year $2,836,339 of capital losses recognized during the period November 1, 2016 to December 31, 2016.

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$10,428,962	$ 9,480,663
Long-term Capital Gains	2,564,089	11,539,127
Total	$12,993,051	$ 21,019,790

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $384,303,185 and $352,779,988, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$5,704
Service Class 2	506,349
$512,053

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$69,020
Service Class	3,764
Service Class 2	133,676
Investor Class	347,752
$554,212

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $4,721 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $1,395 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. At period end, there were no security loans outstanding. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,827.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $36,650 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $43.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $3,683.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$1,479,452	$1,876,785
Service Class	122,867	74,715
Service Class 2	2,720,253	3,396,742
Investor Class	3,188,131	4,047,469
Total	$7,510,703	$9,395,711
From net realized gain
Initial Class	$1,022,548	$2,154,318
Service Class	65,959	87,715
Service Class 2	2,089,069	4,463,646
Investor Class	2,304,772	4,918,400
Total	$5,482,348	$11,624,079

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	912,880	1,580,142	$18,825,356	$32,090,007
Reinvestment of distributions	129,764	210,726	2,502,000	4,031,103
Shares redeemed	(1,051,234)	(1,352,422)	(21,038,349)	(26,706,157)
Net increase (decrease)	(8,590)	438,446	$289,007	$9,414,953
Service Class
Shares sold	378,336	50,439	$7,872,935	$993,059
Reinvestment of distributions	9,704	8,517	188,826	162,430
Shares redeemed	(159,632)	(57,538)	(3,149,906)	(1,157,937)
Net increase (decrease)	228,408	1,418	$4,911,855	$(2,448)
Service Class 2
Shares sold	3,592,079	3,606,249	$73,409,037	$70,363,168
Reinvestment of distributions	253,108	416,191	4,809,322	7,860,388
Shares redeemed	(3,162,022)	(4,258,625)	(63,089,300)	(82,542,395)
Net increase (decrease)	683,165	(236,185)	$15,129,059	$(4,318,839)
Investor Class
Shares sold	1,914,454	2,482,401	$40,035,719	$50,545,190
Reinvestment of distributions	286,439	470,583	5,492,903	8,965,869
Shares redeemed	(2,141,295)	(2,729,055)	(42,460,592)	(53,408,419)
Net increase (decrease)	59,598	223,929	$3,068,030	$6,102,640

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 51% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 28% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Real Estate Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Real Estate Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.67%
Actual		$1,000.00	$955.30	$3.29
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Service Class	.77%
Actual		$1,000.00	$954.40	$3.78
Hypothetical-C		$1,000.00	$1,021.27	$3.91
Service Class 2.92%
Actual		$1,000.00	$954.10	$4.52
Hypothetical-C		$1,000.00	$1,020.51	$4.67
Investor Class	.75%
Actual		$1,000.00	$954.80	$3.69
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Real Estate Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Real Estate Portfolio
Initial Class	02/10/17	02/10/17	$0.068	$1.189
Service Class	02/10/17	02/10/17	$0.065	$1.189
Service Class 2	02/10/17	02/10/17	$0.061	$1.189
Investor Class	02/10/17	02/10/17	$0.066	$1.189

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $32,576,202, or, if subsequently determined to be different, the net capital gain of such year.

VIPRE-ANN-0217
1.781992.114

Fidelity® Variable Insurance Products: Industrials Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	15.87%	15.13%	9.69%
Investor Class	15.73%	15.02%	9.59%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Industrials Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$25,209	VIP Industrials Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Tobias Welo:  For the year, the fund’s share classes recorded gains of roughly 16%, trailing the 20.43% return of the MSCI U.S. IMI Industrials 25/50 Index, but topping the S&P 500®. Versus the MSCI sector index, positioning in industrial machinery and construction machinery & heavy trucks detracted, as did a sizable underweighting in the strong-performing railroads group. Ametek, a large overweighting for the fund, also was its largest relative detractor. Shares of the maker of electronic instruments and motors for aerospace, power and industrial markets struggled this period, as some of the company’s customers faced challenges from lower sales to the oil & gas and metals industries. A sizable non-index stake in Netherlands-based commercial aircraft and engine lessor AerCap Holdings also hampered relative results, and I sold the stock from the fund. Overweighting Southwest Airlines also detracted. Conversely, stock picking in trucking added value, mainly due to our significant overweighting in J.B. Hunt Transport Services, which I considered to be “best in class” among freight haulers. J.B. Hunt finished the year as our top individual contributor. Our position here returned roughly 34%, most of which occurred in the month following the U.S. presidential election. A large overweighting in HD Supply Holdings also paid off.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
General Electric Co.	10.9	13.5
Honeywell International, Inc.	5.2	5.8
United Technologies Corp.	4.6	4.8
General Dynamics Corp.	4.5	3.8
J.B. Hunt Transport Services, Inc.	3.9	4.1
Caterpillar, Inc.	3.7	2.9
Northrop Grumman Corp.	3.7	3.8
AECOM	3.1	4.2
Southwest Airlines Co.	2.9	3.1
Norfolk Southern Corp.	2.8	0.0
	45.3

Top Industries (% of fund's net assets)

As of December 31, 2016
Aerospace & Defense	20.7%
Machinery	19.1%
Industrial Conglomerates	17.3%
Road & Rail	9.7%
Electrical Equipment	7.8%
All Others*	25.4%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Aerospace & Defense	29.8%
Industrial Conglomerates	20.3%
Machinery	13.6%
Electrical Equipment	5.2%
Road & Rail	5.0%
All Others*	26.1%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Percentages shown as 0.0% may reflect amounts less than 0.05%.

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 97.3%
	Shares	Value
Aerospace & Defense - 20.7%
Aerospace & Defense - 20.7%
Astronics Corp. (a)	25,100	$849,384
Astronics Corp. Class B	1,590	53,583
BWX Technologies, Inc.	16,800	666,960
General Dynamics Corp.	50,300	8,684,798
Hexcel Corp.	53,700	2,762,328
Huntington Ingalls Industries, Inc.	8,500	1,565,615
Northrop Grumman Corp.	30,600	7,116,948
Raytheon Co.	33,400	4,742,800
Teledyne Technologies, Inc. (a)	27,878	3,428,994
TransDigm Group, Inc.	5,700	1,419,072
United Technologies Corp.	81,023	8,881,741
		40,172,223
Airlines - 3.5%
Airlines - 3.5%
Southwest Airlines Co.	113,100	5,636,904
Spirit Airlines, Inc. (a)	21,200	1,226,632
		6,863,536
Building Products - 3.2%
Building Products - 3.2%
A.O. Smith Corp.	46,184	2,186,812
Fortune Brands Home & Security, Inc.	44,500	2,378,970
Masco Corp.	53,500	1,691,670
		6,257,452
Commercial Services & Supplies - 5.5%
Commercial Printing - 0.4%
Deluxe Corp.	10,200	730,422
Diversified Support Services - 2.1%
Cintas Corp.	15,500	1,791,180
KAR Auction Services, Inc.	54,000	2,301,480
		4,092,660
Environmental & Facility Services - 1.6%
Stericycle, Inc. (a)	12,300	947,592
Team, Inc. (a)	54,600	2,143,050
		3,090,642
Office Services & Supplies - 1.4%
West Corp.	112,206	2,778,221

TOTAL COMMERCIAL SERVICES & SUPPLIES		10,691,945

Construction & Engineering - 4.4%
Construction & Engineering - 4.4%
AECOM (a)	164,132	5,967,840
Dycom Industries, Inc. (a)(b)	20,800	1,670,032
Fluor Corp.	18,000	945,360
		8,583,232
Electrical Equipment - 7.8%
Electrical Components & Equipment - 7.3%
Acuity Brands, Inc.	7,900	1,823,794
AMETEK, Inc.	96,000	4,665,600
Eaton Corp. PLC	38,300	2,569,547
Fortive Corp.	74,092	3,973,554
Regal Beloit Corp.	15,600	1,080,300
		14,112,795
Heavy Electrical Equipment - 0.5%
TPI Composites, Inc. (b)	67,580	1,083,983

TOTAL ELECTRICAL EQUIPMENT		15,196,778

Industrial Conglomerates - 17.3%
Industrial Conglomerates - 17.3%
General Electric Co.	667,646	21,097,614
Honeywell International, Inc.	87,527	10,140,003
Roper Technologies, Inc.	12,400	2,270,192
		33,507,809
Machinery - 19.1%
Construction Machinery & Heavy Trucks - 9.0%
Allison Transmission Holdings, Inc.	122,500	4,127,025
Caterpillar, Inc.	77,800	7,215,172
PACCAR, Inc.	32,500	2,076,750
Wabtec Corp. (b)	48,700	4,043,074
		17,462,021
Industrial Machinery - 10.1%
Colfax Corp. (a)	30,600	1,099,458
Flowserve Corp.	47,700	2,291,985
IDEX Corp.	23,640	2,129,018
Illinois Tool Works, Inc.	6,800	832,728
Ingersoll-Rand PLC	54,600	4,097,184
Pentair PLC	29,400	1,648,458
Rexnord Corp. (a)	117,100	2,293,989
Snap-On, Inc.	15,500	2,654,685
TriMas Corp. (a)	110,962	2,607,607
		19,655,112

TOTAL MACHINERY		37,117,133

Professional Services - 1.1%
Human Resource & Employment Services - 0.5%
Robert Half International, Inc.	19,200	936,576
Research & Consulting Services - 0.6%
IHS Markit Ltd. (a)	35,400	1,253,514

TOTAL PROFESSIONAL SERVICES		2,190,090

Road & Rail - 9.7%
Railroads - 4.4%
CSX Corp.	83,300	2,992,969
Norfolk Southern Corp.	50,400	5,446,728
		8,439,697
Trucking - 5.3%
J.B. Hunt Transport Services, Inc.	77,746	7,546,804
Old Dominion Freight Lines, Inc. (a)	26,500	2,273,435
YRC Worldwide, Inc. (a)	37,800	501,984
		10,322,223

TOTAL ROAD & RAIL		18,761,920

Trading Companies & Distributors - 4.5%
Trading Companies & Distributors - 4.5%
HD Supply Holdings, Inc. (a)	80,900	3,439,059
MSC Industrial Direct Co., Inc. Class A	18,300	1,690,737
Univar, Inc. (a)	84,600	2,400,102
Wolseley PLC	20,791	1,269,211
		8,799,109
Water Utilities - 0.5%
Water Utilities - 0.5%
AquaVenture Holdings Ltd.	40,900	1,003,277
TOTAL COMMON STOCKS
(Cost $157,187,784)		189,144,504

Money Market Funds - 4.5%
Fidelity Cash Central Fund, 0.60% (c)	5,637,040	5,638,168
Fidelity Securities Lending Cash Central Fund 0.65% (c)(d)	3,021,222	3,021,523
TOTAL MONEY MARKET FUNDS
(Cost $8,659,333)		8,659,691
TOTAL INVESTMENT PORTFOLIO - 101.8%
(Cost $165,847,117)		197,804,195
NET OTHER ASSETS (LIABILITIES) - (1.8)%		(3,514,784)
NET ASSETS - 100%		$194,289,411

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (d) Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$12,944
Fidelity Securities Lending Cash Central Fund	2,506
Total	$15,450

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$189,144,504	$187,875,293	$1,269,211	$--
Money Market Funds	8,659,691	8,659,691	--	--
Total Investments in Securities:	$197,804,195	$196,534,984	$1,269,211	$--

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $2,925,423) — See accompanying schedule: Unaffiliated issuers (cost $157,187,784)	$189,144,504
Fidelity Central Funds (cost $8,659,333)	8,659,691
Total Investments (cost $165,847,117)		$197,804,195
Receivable for fund shares sold		277,945
Dividends receivable		228,970
Distributions receivable from Fidelity Central Funds		4,267
Prepaid expenses		785
Other receivables		1,675
Total assets		198,317,837
Liabilities
Payable for investments purchased	$851,057
Payable for fund shares redeemed	10
Accrued management fee	85,910
Other affiliated payables	26,435
Other payables and accrued expenses	43,489
Collateral on Securities Loaned	3,021,525
Total liabilities		4,028,426
Net Assets		$194,289,411
Net Assets consist of:
Paid in capital		$154,419,611
Undistributed net investment income		233,516
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		7,679,206
Net unrealized appreciation (depreciation) on investments		31,957,078
Net Assets		$194,289,411
Initial Class:
Net Asset Value, offering price and redemption price per share ($42,322,126 ÷ 2,027,075 shares)		$20.88
Investor Class:
Net Asset Value, offering price and redemption price per share ($151,967,285 ÷ 7,323,834 shares)		$20.75

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$2,446,797
Income from Fidelity Central Funds		15,450
Total income		2,462,247
Expenses
Management fee	$827,845
Transfer agent fees	193,349
Accounting and security lending fees	58,794
Custodian fees and expenses	15,905
Independent trustees' fees and expenses	3,149
Audit	41,644
Legal	3,105
Miscellaneous	1,875
Total expenses before reductions	1,145,666
Expense reductions	(5,512)	1,140,154
Net investment income (loss)		1,322,093
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	8,047,241
Fidelity Central Funds	(87)
Foreign currency transactions	65
Total net realized gain (loss)		8,047,219
Change in net unrealized appreciation (depreciation) on: Investment securities	12,638,806
Assets and liabilities in foreign currencies	63
Total change in net unrealized appreciation (depreciation)		12,638,869
Net gain (loss)		20,686,088
Net increase (decrease) in net assets resulting from operations		$22,008,181

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,322,093	$1,198,734
Net realized gain (loss)	8,047,219	13,789,945
Change in net unrealized appreciation (depreciation)	12,638,869	(18,122,864)
Net increase (decrease) in net assets resulting from operations	22,008,181	(3,134,185)
Distributions to shareholders from net investment income	(1,088,641)	(1,228,504)
Distributions to shareholders from net realized gain	(13,584,564)	(15,311,972)
Total distributions	(14,673,205)	(16,540,476)
Share transactions - net increase (decrease)	40,670,901	(6,897,803)
Redemption fees	20,824	11,974
Total increase (decrease) in net assets	48,026,701	(26,560,490)
Net Assets
Beginning of period	146,262,710	172,823,200
End of period	$194,289,411	$146,262,710
Other Information
Undistributed net investment income end of period	$233,516	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Industrials Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.25	$22.92	$22.17	$16.88	$14.29
Income from Investment Operations
Net investment income (loss)A	.18	.17	.18	.17	.21
Net realized and unrealized gain (loss)	2.50	(.55)	1.17	6.48	2.62
Total from investment operations	2.68	(.38)	1.35	6.65	2.83
Distributions from net investment income	(.13)	(.18)	(.20)	(.16)	(.24)
Distributions from net realized gain	(1.92)	(2.11)	(.40)	(1.20)	–
Total distributions	(2.05)	(2.29)	(.60)	(1.36)	(.24)
Redemption fees added to paid in capitalA,B	–	–	–	–	–
Net asset value, end of period	$20.88	$20.25	$22.92	$22.17	$16.88
Total ReturnC,D	15.87%	(1.89)%	6.21%	39.80%	19.82%
Ratios to Average Net AssetsE,F
Expenses before reductions	.70%	.69%	.69%	.72%	.74%
Expenses net of fee waivers, if any	.70%	.69%	.69%	.72%	.74%
Expenses net of all reductions	.69%	.69%	.69%	.72%	.73%
Net investment income (loss)	.94%	.83%	.81%	.84%	1.30%
Supplemental Data
Net assets, end of period (000 omitted)	$42,322	$35,852	$46,692	$55,234	$31,784
Portfolio turnover rateG	62%	69%	70%	64%	80%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Industrials Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$20.15	$22.82	$22.07	$16.81	$14.24
Income from Investment Operations
Net investment income (loss)A	.16	.16	.16	.15	.19
Net realized and unrealized gain (loss)	2.48	(.56)	1.17	6.46	2.61
Total from investment operations	2.64	(.40)	1.33	6.61	2.80
Distributions from net investment income	(.12)	(.17)	(.18)	(.15)	(.23)
Distributions from net realized gain	(1.92)	(2.11)	(.40)	(1.20)	–
Total distributions	(2.04)	(2.27)B	(.58)	(1.35)	(.23)
Redemption fees added to paid in capitalA,C	–	–	–	–	–
Net asset value, end of period	$20.75	$20.15	$22.82	$22.07	$16.81
Total ReturnD,E	15.73%	(1.97)%	6.16%	39.72%	19.65%
Ratios to Average Net AssetsF,G
Expenses before reductions	.78%	.77%	.77%	.80%	.82%
Expenses net of fee waivers, if any	.78%	.77%	.77%	.80%	.82%
Expenses net of all reductions	.77%	.77%	.77%	.79%	.81%
Net investment income (loss)	.86%	.76%	.73%	.77%	1.22%
Supplemental Data
Net assets, end of period (000 omitted)	$151,967	$110,411	$126,131	$136,117	$49,596
Portfolio turnover rateH	62%	69%	70%	64%	80%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $2.27 per share is comprised of distributions from net investment income of $.166 and distributions from net realized gain of $2.105 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Industrials Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$33,637,041
Gross unrealized depreciation	(1,983,467)
Net unrealized appreciation (depreciation) on securities	$31,653,574
Tax Cost	$166,150,621

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$233,516
Undistributed long-term capital gain	$7,982,710
Net unrealized appreciation (depreciation) on securities and other investments	$31,653,574

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,088,641	$ 1,336,984
Long-term Capital Gains	13,584,564	15,203,492
Total	$14,673,205	$ 16,540,476

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $118,149,038 and $92,333,481, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% ( .15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$23,316
Investor Class	170,033
$193,349

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $2,688 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $375 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $2,506.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $4,456 for the period. In addition, through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $2.

In addition, during the period the investment adviser reimbursed and/or waived a portion of fund-level operating expenses in the amount of $1,054.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	254,160	318,378
Investor Class	834,481	910,126
Total	$1,088,641	$1,228,504
From net realized gain
Initial Class	3,274,688	4,034,538
Investor Class	10,309,876	11,277,434
Total	$13,584,564	$15,311,972

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	366,918	109,300	$7,447,757	$2,261,401
Reinvestment of distributions	211,467	208,401	3,528,848	4,352,916
Shares redeemed	(321,699)	(584,161)	(6,144,469)	(12,393,683)
Net increase (decrease)	256,686	(266,460)	$4,832,136	$(5,779,366)
Investor Class
Shares sold	2,019,265	613,734	$40,663,972	$12,747,303
Reinvestment of distributions	671,102	586,625	11,144,357	12,187,560
Shares redeemed	(847,086)	(1,247,826)	(15,969,564)	(26,053,300)
Net increase (decrease)	1,843,281	(47,467)	$35,838,765	$(1,118,437)

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Industrials Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Industrials Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.70%
Actual		$1,000.00	$1,110.20	$3.71
Hypothetical-C		$1,000.00	$1,021.62	$3.56
Investor Class	.78%
Actual		$1,000.00	$1,109.30	$4.14
Hypothetical-C		$1,000.00	$1,021.22	$3.96

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

The Board of Trustees of VIP Industrials Portfolio voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
VIP Industrials Portfolio
Initial Class	02/10/17	02/10/17	$0.028	$0.816
Investor Class	02/10/17	02/10/17	$0.026	$0.816

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2016, $ 7,996,779, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class and Investor Class designate 100% of the dividends distributed in December 2016, as qualifying for the dividends–received deduction for corporate shareholders.

VCYLIC-ANN-0217
1.817361.111

Fidelity® Variable Insurance Products: Health Care Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	(10.43)%	19.01%	11.63%
Investor Class	(10.51)%	18.90%	11.53%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Health Care Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$30,057	VIP Health Care Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500® index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager Eddie Yoon:  For the year, the fund's share classes significantly underperforming both the -3.26% return of the MSCI U.S. IMI Health Care 25/50 Index and the broadly based S&P 500®. Versus the sector index, the fund was held back most by choices in the pharmaceuticals and biotechnology industries. Stocks here also were hampered by increasing concern over potential legislation for drug pricing practices, particularly in the lead-up the November U.S. presidential election. A sizable out-of-index position in Israel-based Teva Pharmaceutical Industries was our biggest relative detractor, as significant concern over the generic drug-pricing environment and the durability of its key multiple sclerosis drug, Copaxone®, pressured the stock price. The fund was overweighted Allergan (-33%), which also hurt relative performance this year. A confluence of factors weighed on Allergan’s stock, including the earnings dilution related to the sale of its generics business, as well as perceived exposure to drug-pricing risks. Conversely, our large stake in Boston Scientific was a big plus. The medical devices firm reported consecutive quarters of better-than-expected sales and revenue growth, along with U.S. Food and Drug Administration approval for several new devices, and reported stronger adoption of the company’s Watchman™ surgical device, which seeks to prevent strokes. Oncology-focused biopharmaceutical firm Tesaro was another contributor, as the stock rose 158% during the past year.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
Amgen, Inc.	7.5	6.2
Allergan PLC	7.3	5.9
Medtronic PLC	7.1	10.2
UnitedHealth Group, Inc.	5.5	3.1
Boston Scientific Corp.	5.2	5.1
Alexion Pharmaceuticals, Inc.	3.8	2.5
Vertex Pharmaceuticals, Inc.	3.4	3.6
Bristol-Myers Squibb Co.	2.5	3.0
Anthem, Inc.	2.5	1.4
Intuitive Surgical, Inc.	2.3	2.0
	47.1

Top Industries (% of fund's net assets)

As of December 31, 2016
Biotechnology	31.0%
Health Care Equipment & Supplies	24.9%
Pharmaceuticals	19.2%
Health Care Providers & Services	18.0%
Health Care Technology	3.1%
All Others*	3.8%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Health Care Equipment & Supplies	28.0%
Biotechnology	26.5%
Pharmaceuticals	21.3%
Health Care Providers & Services	16.8%
Health Care Technology	3.5%
All Others*	3.9%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 99.5%
	Shares	Value
Biotechnology - 31.0%
Biotechnology - 31.0%
Ablynx NV (a)(b)	251,400	$2,862,041
AC Immune SA	66,000	856,680
ACADIA Pharmaceuticals, Inc. (a)	8,400	242,256
Acorda Therapeutics, Inc. (a)	172,284	3,238,939
Advanced Accelerator Applications SA sponsored ADR (a)(b)	61,100	1,635,036
Advaxis, Inc. (a)(b)	180,000	1,288,800
Alexion Pharmaceuticals, Inc. (a)	204,100	24,971,635
Alnylam Pharmaceuticals, Inc. (a)	63,313	2,370,439
Amgen, Inc.	340,000	49,711,399
Amicus Therapeutics, Inc. (a)(b)	342,400	1,701,728
Arena Pharmaceuticals, Inc. (a)	310,300	440,626
Array BioPharma, Inc. (a)	330,000	2,900,700
BeiGene Ltd. ADR (b)	38,100	1,156,716
Biogen, Inc. (a)	28,500	8,082,030
BioMarin Pharmaceutical, Inc. (a)	45,300	3,752,652
bluebird bio, Inc. (a)(b)	21,500	1,326,550
Blueprint Medicines Corp. (a)(b)	69,300	1,943,865
Celgene Corp. (a)	34,000	3,935,500
Cellectis SA sponsored ADR (a)(b)	86,200	1,461,090
Curis, Inc. (a)	114,590	352,937
Cytokinetics, Inc. (a)(b)	128,000	1,555,200
CytomX Therapeutics, Inc. (a)	53,800	591,262
Five Prime Therapeutics, Inc. (a)	44,000	2,204,840
Galapagos Genomics NV sponsored ADR (a)(b)	48,200	3,093,958
Gilead Sciences, Inc.	140,300	10,046,883
Heron Therapeutics, Inc. (a)(b)	72,775	953,353
Incyte Corp. (a)	17,200	1,724,644
Insmed, Inc. (a)	330,000	4,365,900
Intercept Pharmaceuticals, Inc. (a)(b)	31,592	3,432,471
Neurocrine Biosciences, Inc. (a)	82,000	3,173,400
Proteostasis Therapeutics, Inc.	63,300	776,058
Puma Biotechnology, Inc. (a)	85,100	2,612,570
Radius Health, Inc. (a)(b)	60,000	2,281,800
Regeneron Pharmaceuticals, Inc. (a)	30,400	11,159,536
Spark Therapeutics, Inc. (a)(b)	57,548	2,871,645
TESARO, Inc. (a)(b)	70,000	9,413,600
Ultragenyx Pharmaceutical, Inc. (a)(b)	75,000	5,273,250
Vertex Pharmaceuticals, Inc. (a)	304,100	22,403,047
Xencor, Inc. (a)	105,700	2,782,024
		204,947,060
Capital Markets - 0.4%
Asset Management & Custody Banks - 0.4%
RPI International Holdings LP (c)	21,133	2,778,461
Diversified Consumer Services - 0.4%
Specialized Consumer Services - 0.4%
Carriage Services, Inc.	83,959	2,404,586
Health Care Equipment & Supplies - 24.9%
Health Care Equipment - 23.1%
Atricure, Inc. (a)	180,000	3,522,600
Boston Scientific Corp. (a)	1,600,000	34,608,000
DexCom, Inc. (a)	105,000	6,268,500
Insulet Corp. (a)	178,800	6,737,184
Integra LifeSciences Holdings Corp. (a)	90,000	7,721,100
Intuitive Surgical, Inc. (a)	24,000	15,220,080
Medtronic PLC	660,000	47,011,800
Nevro Corp. (a)(b)	20,800	1,511,328
NxStage Medical, Inc. (a)	85,000	2,227,850
Penumbra, Inc. (a)(b)	100,000	6,380,000
Wright Medical Group NV (a)	360,000	8,272,800
Zeltiq Aesthetics, Inc. (a)(b)	170,000	7,398,400
Zimmer Biomet Holdings, Inc.	58,000	5,985,600
		152,865,242
Health Care Supplies - 1.8%
The Cooper Companies, Inc.	45,374	7,937,274
The Spectranetics Corp. (a)	155,962	3,821,069
		11,758,343

TOTAL HEALTH CARE EQUIPMENT & SUPPLIES		164,623,585

Health Care Providers & Services - 17.8%
Health Care Distributors & Services - 2.0%
Amplifon SpA	230,000	2,191,091
EBOS Group Ltd.	380,000	4,408,566
McKesson Corp.	40,400	5,674,180
Oriola-KD Oyj	232,800	1,056,195
		13,330,032
Health Care Facilities - 1.6%
Surgical Care Affiliates, Inc. (a)	110,000	5,089,700
Universal Health Services, Inc. Class B	49,700	5,287,086
		10,376,786
Health Care Services - 2.7%
American Renal Associates Holdings, Inc.	109,900	2,338,672
Envision Healthcare Corp. (a)	133,600	8,455,544
Premier, Inc. (a)	100,000	3,036,000
Teladoc, Inc. (a)(b)	110,000	1,815,000
United Drug PLC (United Kingdom)	251,400	2,071,183
		17,716,399
Managed Health Care - 11.5%
Anthem, Inc.	114,300	16,432,911
Cigna Corp.	98,300	13,112,237
Humana, Inc.	48,800	9,956,664
UnitedHealth Group, Inc.	228,800	36,617,152
		76,118,964

TOTAL HEALTH CARE PROVIDERS & SERVICES		117,542,181

Health Care Technology - 3.1%
Health Care Technology - 3.1%
athenahealth, Inc. (a)(b)	83,000	8,729,110
Castlight Health, Inc. (a)	104,900	519,255
Evolent Health, Inc. (a)(b)	90,000	1,332,000
HealthStream, Inc. (a)	170,000	4,258,500
Medidata Solutions, Inc. (a)	120,000	5,960,400
		20,799,265
Internet Software & Services - 0.4%
Internet Software & Services - 0.4%
Benefitfocus, Inc. (a)(b)	85,500	2,539,350
Life Sciences Tools & Services - 1.3%
Life Sciences Tools & Services - 1.3%
Agilent Technologies, Inc.	183,450	8,357,982
Pharmaceuticals - 19.2%
Pharmaceuticals - 19.2%
Allergan PLC	230,000	48,302,300
AstraZeneca PLC (United Kingdom)	118,683	6,481,013
Bristol-Myers Squibb Co.	282,200	16,491,768
Catalent, Inc. (a)	290,000	7,818,400
Dechra Pharmaceuticals PLC	210,000	3,480,914
Eisai Co. Ltd.	70,000	4,017,626
Endo International PLC (a)	42,400	698,328
GlaxoSmithKline PLC	342,800	6,584,676
Jazz Pharmaceuticals PLC (a)	41,000	4,470,230
Jiangsu Hengrui Medicine Co. Ltd. (A Shares)	446,464	2,924,998
Lee's Pharmaceutical Holdings Ltd.	1,786,500	1,442,304
Sun Pharmaceutical Industries Ltd.	221,358	2,052,188
Teva Pharmaceutical Industries Ltd. sponsored ADR	316,600	11,476,750
The Medicines Company (a)(b)	110,500	3,750,370
TherapeuticsMD, Inc. (a)(b)	700,000	4,039,000
Theravance Biopharma, Inc. (a)(b)	97,140	3,096,823
		127,127,688
Professional Services - 1.0%
Human Resource & Employment Services - 1.0%
WageWorks, Inc. (a)	90,000	6,525,000
TOTAL COMMON STOCKS
(Cost $585,432,820)		657,645,158

Convertible Preferred Stocks - 0.2%
Health Care Providers & Services - 0.2%
Health Care Services - 0.2%
1Life Healthcare, Inc. Series G (a)(c)
(Cost $1,193,163)	181,172	1,163,124

Money Market Funds - 6.9%
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)
(Cost $45,451,447)	45,450,526	45,455,071
TOTAL INVESTMENT PORTFOLIO - 106.6%
(Cost $632,077,430)		704,263,353
NET OTHER ASSETS (LIABILITIES) - (6.6)%		(43,548,072)
NET ASSETS - 100%		$660,715,281

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $3,941,585 or 0.6% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
1Life Healthcare, Inc. Series G	4/10/14	$1,193,163
RPI International Holdings LP	5/21/15 - 3/23/16	$2,801,500

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$17,241
Fidelity Securities Lending Cash Central Fund	485,239
Total	$502,480

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2016, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

	Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Common Stocks	$657,645,158	$640,358,704	$14,507,993	$2,778,461
Convertible Preferred Stocks	1,163,124	--	--	1,163,124
Money Market Funds	45,455,071	45,455,071	--	--
Total Investments in Securities:	$704,263,353	$685,813,775	$14,507,993	$3,941,585

The following is a summary of transfers between Level 1 and Level 2 for the period ended December 31, 2016. Transfers are assumed to have occurred at the beginning of the period, and are primarily attributable to the valuation techniques used for foreign equity securities, as discussed in the accompanying Notes to Financial Statements:

Transfers	Total
Level 1 to Level 2	$0
Level 2 to Level 1	$19,222,645

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	74.4%
Ireland	15.5%
United Kingdom	2.5%
Israel	1.7%
Netherlands	1.3%
Others (Individually Less Than 1%)	4.6%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $44,319,776) — See accompanying schedule: Unaffiliated issuers (cost $586,625,983)	$658,808,282
Fidelity Central Funds (cost $45,451,447)	45,455,071
Total Investments (cost $632,077,430)		$704,263,353
Receivable for investments sold		2,906,255
Dividends receivable		424,844
Distributions receivable from Fidelity Central Funds		42,753
Prepaid expenses		4,361
Other receivables		5,780
Total assets		707,647,346
Liabilities
Payable to custodian bank	$560,907
Payable for fund shares redeemed	462,472
Accrued management fee	308,486
Other affiliated payables	94,484
Other payables and accrued expenses	54,704
Collateral on Securities Loaned	45,451,012
Total liabilities		46,932,065
Net Assets		$660,715,281
Net Assets consist of:
Paid in capital		$623,710,767
Undistributed net investment income		186,713
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(35,364,696)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		72,182,497
Net Assets		$660,715,281
Initial Class:
Net Asset Value, offering price and redemption price per share ($130,887,325 ÷ 6,151,835 shares)		$21.28
Investor Class:
Net Asset Value, offering price and redemption price per share ($529,827,956 ÷ 25,102,620 shares)		$21.11

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$6,546,147
Income from Fidelity Central Funds (including $485,239 from security lending)		502,480
Total income		7,048,627
Expenses
Management fee	$4,522,088
Transfer agent fees	1,075,066
Accounting and security lending fees	291,885
Custodian fees and expenses	47,855
Independent trustees' fees and expenses	18,299
Audit	50,732
Legal	20,549
Interest	2,472
Miscellaneous	12,675
Total expenses before reductions	6,041,621
Expense reductions	(40,495)	6,001,126
Net investment income (loss)		1,047,501
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(28,872,176)
Fidelity Central Funds	(80)
Foreign currency transactions	(5,349)
Total net realized gain (loss)		(28,877,605)
Change in net unrealized appreciation (depreciation) on: Investment securities	(75,557,979)
Assets and liabilities in foreign currencies	(901)
Total change in net unrealized appreciation (depreciation)		(75,558,880)
Net gain (loss)		(104,436,485)
Net increase (decrease) in net assets resulting from operations		$(103,388,984)

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,047,501	$(622,053)
Net realized gain (loss)	(28,877,605)	94,684,617
Change in net unrealized appreciation (depreciation)	(75,558,880)	(49,851,177)
Net increase (decrease) in net assets resulting from operations	(103,388,984)	44,211,387
Distributions to shareholders from net investment income	(773,247)	–
Distributions to shareholders from net realized gain	(68,524,802)	(123,218,031)
Total distributions	(69,298,049)	(123,218,031)
Share transactions - net increase (decrease)	(213,049,661)	218,815,782
Redemption fees	89,999	224,880
Total increase (decrease) in net assets	(385,646,695)	140,034,018
Net Assets
Beginning of period	1,046,361,976	906,327,958
End of period	$660,715,281	$1,046,361,976
Other Information
Undistributed net investment income end of period	$186,713	$–

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Health Care Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.92	$27.70	$22.56	$15.51	$13.69
Income from Investment Operations
Net investment income (loss)A	.04	–B	(.02)	–B	.07
Net realized and unrealized gain (loss)	(2.86)	1.70	7.21	8.42	2.74
Total from investment operations	(2.82)	1.70	7.19	8.42	2.81
Distributions from net investment income	(.04)	–	–	–	(.06)
Distributions from net realized gain	(1.78)	(3.49)	(2.06)	(1.37)	(.92)
Total distributions	(1.82)	(3.49)	(2.06)	(1.37)	(.99)C
Redemption fees added to paid in capitalA	–B	.01	.01	–B	–B
Net asset value, end of period	$21.28	$25.92	$27.70	$22.56	$15.51
Total ReturnD,E	(10.43)%	6.37%	32.83%	56.12%	20.81%
Ratios to Average Net AssetsF,G
Expenses before reductions	.67%	.66%	.67%	.69%	.72%
Expenses net of fee waivers, if any	.67%	.66%	.67%	.69%	.72%
Expenses net of all reductions	.66%	.65%	.66%	.68%	.71%
Net investment income (loss)	.19%	- %H	(.07)%	(.01)%	.47%
Supplemental Data
Net assets, end of period (000 omitted)	$130,887	$226,283	$236,566	$167,493	$69,363
Portfolio turnover rateI	53%	77%	104%	93%	98%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total distributions of $.99 per share is comprised of distributions from net investment income of $.063 and distributions from net realized gain of $.924 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount represents less than .005%.

 I Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Health Care Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$25.73	$27.52	$22.43	$15.44	$13.63
Income from Investment Operations
Net investment income (loss)A	.02	(.02)	(.04)	(.02)	.06
Net realized and unrealized gain (loss)	(2.84)	1.69	7.17	8.37	2.73
Total from investment operations	(2.82)	1.67	7.13	8.35	2.79
Distributions from net investment income	(.02)	–	–	–	(.05)
Distributions from net realized gain	(1.78)	(3.47)	(2.05)	(1.36)	(.92)
Total distributions	(1.80)	(3.47)	(2.05)	(1.36)	(.98)B
Redemption fees added to paid in capitalA	–C	.01	.01	–C	–C
Net asset value, end of period	$21.11	$25.73	$27.52	$22.43	$15.44
Total ReturnD,E	(10.51)%	6.29%	32.72%	55.91%	20.75%
Ratios to Average Net AssetsF,G
Expenses before reductions	.75%	.74%	.75%	.77%	.80%
Expenses net of fee waivers, if any	.75%	.74%	.75%	.77%	.80%
Expenses net of all reductions	.75%	.73%	.74%	.76%	.79%
Net investment income (loss)	.11%	(.08)%	(.15)%	(.10)%	.39%
Supplemental Data
Net assets, end of period (000 omitted)	$529,828	$820,079	$669,762	$384,285	$115,132
Portfolio turnover rateH	53%	77%	104%	93%	98%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.98 per share is comprised of distributions from net investment income of $.052 and distributions from net realized gain of $.924 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Health Care Portfolio (the Fund) is a fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2016, including information on transfers between Levels 1 and 2, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), capital loss carryforwards, and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$123,690,684
Gross unrealized depreciation	(55,754,453)
Net unrealized appreciation (depreciation) on securities	$67,936,231
Tax Cost	$636,327,122

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$186,714
Capital loss carryforward	$(31,115,005)
Net unrealized appreciation (depreciation) on securities and other investments	$67,932,805

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(31,115,005)
Total capital loss carryforward	$(31,115,005)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$4,545,960	$ 51,352,174
Long-term Capital Gains	64,752,089	71,865,857
Total	$69,298,049	$ 123,218,031

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $435,769,977 and $703,717,643, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$111,419
Investor Class	963,647
$1,075,066

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $15,282 for the period.

Interfund Lending Program. Pursuant to an Exemptive Order issued by the SEC, the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company (FMR) or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. The Fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
Borrower	$4,125,857.59%		$2,358

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $2,261 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds.

8. Bank Borrowings.

The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. The average loan balance during the period for which loans were outstanding amounted to $1,142,250. The weighted average interest rate was .90%. The interest expense amounted to $114 under the bank borrowing program. At period end, there were no bank borrowings outstanding.

9. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $33,117 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $7,378.

10. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$241,998	$–
Investor Class	531,249	–
Total	$773,247	$–
From net realized gain
Initial Class	$14,284,342	$30,210,181
Investor Class	54,240,460	93,007,850
Total	$68,524,802	$123,218,031

11. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	420,434	1,478,196	$9,271,229	$41,537,933
Reinvestment of distributions	725,648	1,154,539	14,526,340	30,210,181
Shares redeemed	(3,723,446)	(2,443,437)	(82,827,974)	(64,565,178)
Net increase (decrease)	(2,577,364)	189,298	$(59,030,405)	$7,182,936
Investor Class
Shares sold	973,822	7,956,795	$21,453,416	$222,275,001
Reinvestment of distributions	2,759,192	3,588,210	54,771,709	93,007,850
Shares redeemed	(10,500,085)	(4,010,905)	(230,244,381)	(103,650,005)
Net increase (decrease)	(6,767,071)	7,534,100	$(154,019,256)	$211,632,846

12. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 100% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Health Care Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Health Care Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.67%
Actual		$1,000.00	$962.50	$3.31
Hypothetical-C		$1,000.00	$1,021.77	$3.40
Investor Class	.75%
Actual		$1,000.00	$962.30	$3.70
Hypothetical-C		$1,000.00	$1,021.37	$3.81

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

A percentage of the dividends distributed during the fiscal year for the fund qualifies for the dividends–received deduction for corporate shareholders:

	Record Date	Percentage

Initial Class	02/12/2016	9%
	12/21/2016	100%
Investor Class	02/12/2016	9%
	12/21/2016	100%

VHCIC-ANN-0217
1.817373.111

Fidelity® Variable Insurance Products: Energy Portfolio Annual Report December 31, 2016

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.

You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.

Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2017 FMR LLC. All rights reserved.

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC’s web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.

For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE

Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund’s total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company’s separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

For the periods ended December 31, 2016	Past 1 year	Past 5 years	Past 10 years
Initial Class	33.84%	3.97%	3.13%
Service Class 2	33.51%	3.72%	2.88%
Investor Class	33.70%	3.89%	3.05%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Energy Portfolio - Initial Class on December 31, 2006.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Period Ending Values
$13,614	VIP Energy Portfolio - Initial Class
$19,572	S&P 500® Index

Management's Discussion of Fund Performance

Market Recap:  The S&P 500 index returned 11.96% in 2016, rising sharply on post-election optimism for economic growth. The year began during a fairly volatile stretch, with stocks hampered by persistent oil-price weakness and U.S.-dollar strength. Markets regained momentum in February amid U.S. job gains, a rally in energy and other stimuli that helped keep the roughly seven-year uptrend intact. Markets tumbled briefly following the U.K.’s June 23 vote to exit the European Union – dubbed “Brexit” – then recovered quickly and settled into a flattish stretch until the November 8 U.S. presidential election. Stocks reacted to the outcome by reaching a series of all-time highs. For the year, energy (+27%) led the way amid two strong rallies in commodity prices, one in the spring and another in November. Telecommunication services (+23%) was close behind, as demand for dividend-paying equities was high early in the period. Cyclical sectors, including financials (+22%), industrials (+18%) and materials (+17%), also posted strong gains. Conversely, consumer staples (+5%) and consumer discretionary (+6%) lagged the index, the latter hurt as online competition continued to pressure brick-and-mortar retailers. Real estate (+3%) struggled due to expectations for rising interest rates, while health care (-2%) was hampered by an uncertain political and regulatory outlook.

Comments from Portfolio Manager John Dowd:  For the year, the fund’s share classes gained roughly 34%, outpacing the 29.56% return of the industry benchmark, the MSCI U.S. IMI Energy 25/50 Index. Fund results also outdistanced the broader S&P 500 index. Energy stocks strongly rebounded from a blistering two-year collapse in crude oil prices brought on by massive global oversupply. Shrinking inventories and a November agreement among major oil-producing countries to cut production lifted global crude oil prices 50% for the year, closing at $55 a barrel and easing profit pressure at many cash-strapped firms. Versus the MSCI benchmark, fund’s results were fueled by stock picks and a large overweighting in the outperforming oil & gas exploration & production (E&P) segment, which accounted for 55% of the fund’s assets at period end. Here, we’ve had a long-standing bias toward U.S.-based E&Ps that we believe have improved productivity and profitability through new technology and good management. A significant underweighting in the weaker integrated oil & gas segment – the benchmark’s largest component – also boosted relative results, along with an underweighting in the lackluster refining & marketing group. Among individual stocks, our modest stake in underperforming index stalwart Exxon Mobil by far added the most value to the fund’s relative results. Although Exxon was among our largest-holdings, we continued to pare our position, and it remained the fund’s biggest underweighting at period end. An underweighting in global E&P ConocoPhillips also added value, as its stock fell far short of the sector index. Conversely, stock picks in storage & transportation and equipment & services detracted from relative results. The fund’s biggest relative detractor by far was Valero Energy, an oil & gas refining and marketing firm that posted a near-flat return.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary (Unaudited)

Top Ten Stocks as of December 31, 2016

	% of fund's net assets	% of fund's net assets 6 months ago
EOG Resources, Inc.	5.8	6.2
Baker Hughes, Inc.	5.7	4.0
Chevron Corp.	5.2	3.5
Anadarko Petroleum Corp.	4.9	4.2
Pioneer Natural Resources Co.	4.1	2.2
Halliburton Co.	3.9	1.8
Schlumberger Ltd.	3.5	6.5
Diamondback Energy, Inc.	3.3	3.3
Cimarex Energy Co.	3.0	3.0
Exxon Mobil Corp.	2.7	2.0
	42.1

Top Industries (% of fund's net assets)

As of December 31, 2016
Oil, Gas & Consumable Fuels	77.6%
Energy Equipment & Services	17.9%
Electric Utilities	1.0%
Chemicals	0.6%
Independent Power and Renewable Electricity Producers	0.5%
All Others*	2.4%

* Includes short-term investments and net other assets (liabilities).

As of June 30, 2016
Oil, Gas & Consumable Fuels	79.3%
Energy Equipment & Services	17.6%
Independent Power and Renewable Electricity Producers	0.8%
Chemicals	0.6%
Metals & Mining	0.4%
All Others*	1.3%

Prior period industry classifications reflect the categories in place as of the date indicated and have not been adjusted to reflect current industry classifications.

* Includes short-term investments and net other assets (liabilities).

Investments December 31, 2016

Showing Percentage of Net Assets

Common Stocks - 98.7%
	Shares	Value
Chemicals - 0.6%
Commodity Chemicals - 0.6%
LyondellBasell Industries NV Class A	25,800	$2,213,124
Diversified Financial Services - 0.3%
Other Diversified Financial Services - 0.3%
Smart Sand, Inc.	58,700	971,485
Electric Utilities - 1.0%
Electric Utilities - 1.0%
DONG Energy A/S	99,500	3,770,081
Energy Equipment & Services - 17.9%
Oil & Gas Drilling - 0.7%
Nabors Industries Ltd.	84,800	1,390,720
Odfjell Drilling A/S (a)(b)	238,050	476,908
Trinidad Drilling Ltd.	91,100	226,622
Xtreme Drilling & Coil Services Corp. (a)	345,800	721,141
		2,815,391
Oil & Gas Equipment & Services - 17.2%
Baker Hughes, Inc.	328,100	21,316,657
Dril-Quip, Inc. (a)	55,344	3,323,407
Exterran Corp. (a)	22,400	535,360
Frank's International NV (b)	213,300	2,625,723
Halliburton Co.	273,500	14,793,615
Newpark Resources, Inc. (a)	324,300	2,432,250
Oceaneering International, Inc.	80,149	2,261,003
RigNet, Inc. (a)	41,838	968,550
Schlumberger Ltd.	157,209	13,197,696
Superior Energy Services, Inc.	46,200	779,856
Tesco Corp.	96,200	793,650
Total Energy Services, Inc.	13,800	149,856
Weatherford International PLC (a)	338,300	1,688,117
		64,865,740

TOTAL ENERGY EQUIPMENT & SERVICES		67,681,131

Gas Utilities - 0.3%
Gas Utilities - 0.3%
Indraprastha Gas Ltd.	75,386	1,018,669
Independent Power and Renewable Electricity Producers - 0.5%
Renewable Electricity - 0.5%
NextEra Energy Partners LP	81,100	2,071,294
Metals & Mining - 0.5%
Diversified Metals & Mining - 0.5%
Hi-Crush Partners LP (a)	90,900	1,799,820
Oil, Gas & Consumable Fuels - 77.6%
Coal & Consumable Fuels - 0.3%
CONSOL Energy, Inc.	65,200	1,188,596
Integrated Oil & Gas - 8.2%
Chevron Corp.	167,431	19,706,629
Exxon Mobil Corp.	110,848	10,005,140
Suncor Energy, Inc.	34,400	1,124,761
		30,836,530
Oil & Gas Exploration & Production - 54.6%
Anadarko Petroleum Corp.	267,634	18,662,119
Apache Corp.	40,400	2,564,188
ARC Resources Ltd.	26,400	454,403
California Resources Corp. (a)	1	21
Callon Petroleum Co. (a)	433,100	6,656,747
Canadian Natural Resources Ltd.	21,100	672,453
Carrizo Oil & Gas, Inc. (a)	107,900	4,030,065
Centennial Resource Development, Inc. Class A (c)	14,400	283,968
Cimarex Energy Co.	82,687	11,237,163
Clayton Williams Energy, Inc. (a)(b)	6,600	787,116
Concho Resources, Inc. (a)	30,200	4,004,520
ConocoPhillips Co.	120,800	6,056,912
Continental Resources, Inc. (a)	92,200	4,751,988
Devon Energy Corp.	112,500	5,137,875
Diamondback Energy, Inc. (a)	123,400	12,470,804
Encana Corp.	306,300	3,595,344
EOG Resources, Inc.	217,742	22,013,714
Extraction Oil & Gas, Inc. (b)	161,516	3,236,781
Gran Tierra Energy, Inc. (Canada) (a)	163,800	495,310
Hess Corp.	52,500	3,270,225
Jones Energy, Inc. (a)(b)	122,000	610,000
Marathon Oil Corp.	323,200	5,594,592
Matador Resources Co. (a)(b)	7,300	188,048
Newfield Exploration Co. (a)	194,500	7,877,250
Noble Energy, Inc.	190,412	7,247,081
Oasis Petroleum, Inc. (a)	153,100	2,317,934
Parsley Energy, Inc. Class A (a)	165,630	5,836,801
PDC Energy, Inc. (a)	107,834	7,826,592
Pioneer Natural Resources Co.	86,165	15,515,732
QEP Resources, Inc.	188,800	3,475,808
Resolute Energy Corp. (a)(b)	46,236	1,904,461
Rice Energy, Inc. (a)	367,311	7,842,090
Ring Energy, Inc. (a)	122,700	1,593,873
RSP Permian, Inc. (a)	178,200	7,951,284
Seven Generations Energy Ltd. (a)	248,000	5,783,250
SM Energy Co.	179,110	6,175,713
Southwestern Energy Co. (a)	30,000	324,600
TAG Oil Ltd. (a)	120,900	69,335
Trilogy Energy Corp. (a)	54,000	303,653
Whiting Petroleum Corp. (a)	308,500	3,708,170
WPX Energy, Inc. (a)	217,900	3,174,803
		205,702,786
Oil & Gas Refining & Marketing - 7.6%
Alon U.S.A. Energy, Inc.	46,000	523,480
Delek U.S. Holdings, Inc.	37,300	897,811
HollyFrontier Corp.	67,600	2,214,576
Keyera Corp.	93,700	2,823,597
Marathon Petroleum Corp.	7,800	392,730
Phillips 66 Co.	103,951	8,982,406
Valero Energy Corp.	77,088	5,266,652
Western Refining, Inc.	137,100	5,189,235
World Fuel Services Corp.	52,965	2,431,623
		28,722,110
Oil & Gas Storage & Transport - 6.9%
Cheniere Energy Partners LP Holdings LLC	66,700	1,492,079
Enable Midstream Partners LP	38,800	610,324
Enterprise Products Partners LP	113,800	3,077,152
Gener8 Maritime, Inc. (a)	27,900	124,992
Golar LNG Ltd.	67,700	1,553,038
Magellan Midstream Partners LP	6,170	466,637
Noble Midstream Partners LP	43,200	1,555,200
Plains All American Pipeline LP	149,700	4,833,813
Rice Midstream Partners LP	105,000	2,580,900
Tallgrass Energy GP LP	26,400	707,520
Targa Resources Corp.	67,100	3,762,297
Teekay LNG Partners LP	20,900	302,005
The Williams Companies, Inc.	165,600	5,156,784
		26,222,741

TOTAL OIL, GAS & CONSUMABLE FUELS		292,672,763

TOTAL COMMON STOCKS
(Cost $296,149,666)		372,198,367

Money Market Funds - 2.4%
Fidelity Cash Central Fund, 0.60% (d)	3,645,007	3,645,736
Fidelity Securities Lending Cash Central Fund 0.65% (d)(e)	5,358,891	5,359,427
TOTAL MONEY MARKET FUNDS
(Cost $9,004,404)		9,005,163
TOTAL INVESTMENT PORTFOLIO - 101.1%
(Cost $305,154,070)		381,203,530
NET OTHER ASSETS (LIABILITIES) - (1.1)%		(4,269,626)
NET ASSETS - 100%		$376,933,904

Legend

 (a) Non-income producing

 (b) Security or a portion of the security is on loan at period end.

 (c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $283,968 or 0.1% of net assets.

 (d) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

 (e) Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:

Security	Acquisition Date	Acquisition Cost
Centennial Resource Development, Inc. Class A	10/11/16	$144,000

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$16,063
Fidelity Securities Lending Cash Central Fund	70,195
Total	$86,258

Investment Valuation

All investments are categorized as Level 1 under the Fair Value Hierarchy. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Other Information

Distribution of investments by country or territory of incorporation, as a percentage of Total Net Assets, is as follows (Unaudited):

United States of America	88.0%
Canada	4.4%
Curacao	3.5%
Netherlands	1.3%
Denmark	1.0%
Others (Individually Less Than 1%)	1.8%
100.0%

See accompanying notes which are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities

		December 31, 2016
Assets
Investment in securities, at value (including securities loaned of $5,208,744) — See accompanying schedule: Unaffiliated issuers (cost $296,149,666)	$372,198,367
Fidelity Central Funds (cost $9,004,404)	9,005,163
Total Investments (cost $305,154,070)		$381,203,530
Foreign currency held at value (cost $1,499)		1,499
Receivable for investments sold		1,139,773
Receivable for fund shares sold		1,101,714
Dividends receivable		98,861
Distributions receivable from Fidelity Central Funds		18,685
Prepaid expenses		1,531
Other receivables		7,007
Total assets		383,572,600
Liabilities
Payable for investments purchased	$829,622
Payable for fund shares redeemed	152,591
Accrued management fee	171,710
Distribution and service plan fees payable	31,699
Other affiliated payables	43,853
Other payables and accrued expenses	50,911
Collateral on Securities Loaned	5,358,310
Total liabilities		6,638,696
Net Assets		$376,933,904
Net Assets consist of:
Paid in capital		$362,766,804
Distributions in excess of net investment income		(121,713)
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		(61,753,445)
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		76,042,258
Net Assets		$376,933,904
Initial Class:
Net Asset Value, offering price and redemption price per share ($63,954,820 ÷ 3,086,258 shares)		$20.72
Service Class 2:
Net Asset Value, offering price and redemption price per share ($150,743,670 ÷ 7,311,438 shares)		$20.62
Investor Class:
Net Asset Value, offering price and redemption price per share ($162,235,414 ÷ 7,845,316 shares)		$20.68

See accompanying notes which are an integral part of the financial statements.

Statement of Operations

		Year ended December 31, 2016
Investment Income
Dividends		$3,985,526
Income from Fidelity Central Funds		86,258
Total income		4,071,784
Expenses
Management fee	$1,606,301
Transfer agent fees	291,620
Distribution and service plan fees	300,082
Accounting and security lending fees	115,364
Custodian fees and expenses	35,263
Independent trustees' fees and expenses	6,009
Audit	42,295
Legal	4,437
Miscellaneous	3,459
Total expenses before reductions	2,404,830
Expense reductions	(34,228)	2,370,602
Net investment income (loss)		1,701,182
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	(19,355,185)
Fidelity Central Funds	1,657
Foreign currency transactions	4,572
Total net realized gain (loss)		(19,348,956)
Change in net unrealized appreciation (depreciation) on: Investment securities (net of increase in deferred foreign taxes of $6,348)	103,567,738
Assets and liabilities in foreign currencies	(871)
Total change in net unrealized appreciation (depreciation)		103,566,867
Net gain (loss)		84,217,911
Net increase (decrease) in net assets resulting from operations		$85,919,093

See accompanying notes which are an integral part of the financial statements.

Statement of Changes in Net Assets

	Year ended December 31, 2016	Year ended December 31, 2015
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$1,701,182	$3,231,077
Net realized gain (loss)	(19,348,956)	(34,613,566)
Change in net unrealized appreciation (depreciation)	103,566,867	(33,356,756)
Net increase (decrease) in net assets resulting from operations	85,919,093	(64,739,245)
Distributions to shareholders from net investment income	(1,879,963)	(3,145,334)
Distributions to shareholders from net realized gain	–	(8,790,082)
Total distributions	(1,879,963)	(11,935,416)
Share transactions - net increase (decrease)	50,287,637	30,868,032
Redemption fees	52,216	90,979
Total increase (decrease) in net assets	134,378,983	(45,715,650)
Net Assets
Beginning of period	242,554,921	288,270,571
End of period	$376,933,904	$242,554,921
Other Information
Distributions in excess of net investment income end of period	$(121,713)	$(142,617)

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Initial Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.57	$20.45	$23.95	$19.53	$18.81
Income from Investment Operations
Net investment income (loss)A	.13	.24	.22	.20	.19
Net realized and unrealized gain (loss)	5.14	(4.30)	(3.23)	4.58	.74
Total from investment operations	5.27	(4.06)	(3.01)	4.78	.93
Distributions from net investment income	(.12)	(.23)	(.23)	(.22)	(.21)
Distributions from net realized gain	–	(.60)	(.28)	(.14)	–
Total distributions	(.12)	(.83)	(.50)B	(.36)	(.21)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	–C
Net asset value, end of period	$20.72	$15.57	$20.45	$23.95	$19.53
Total ReturnD,E	33.84%	(20.54)%	(12.59)%	24.55%	4.94%
Ratios to Average Net AssetsF,G
Expenses before reductions	.68%	.68%	.68%	.70%	.69%
Expenses net of fee waivers, if any	.68%	.68%	.67%	.69%	.69%
Expenses net of all reductions	.67%	.67%	.67%	.69%	.68%
Net investment income (loss)	.71%	1.25%	.91%	.88%	.98%
Supplemental Data
Net assets, end of period (000 omitted)	$63,955	$46,360	$70,828	$94,202	$96,822
Portfolio turnover rateH	87%	70%	99%	90%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.50 per share is comprised of distributions from net investment income of $.227 and distributions from net realized gain of $.273 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Service Class 2

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.51	$20.37	$23.83	$19.44	$18.72
Income from Investment Operations
Net investment income (loss)A	.08	.19	.16	.14	.14
Net realized and unrealized gain (loss)	5.12	(4.28)	(3.19)	4.55	.73
Total from investment operations	5.20	(4.09)	(3.03)	4.69	.87
Distributions from net investment income	(.09)	(.18)	(.16)	(.16)	(.15)
Distributions from net realized gain	–	(.60)	(.28)	(.14)	–
Total distributions	(.09)	(.78)	(.44)	(.30)	(.15)
Redemption fees added to paid in capitalA	–B	.01	.01	–B	–B
Net asset value, end of period	$20.62	$15.51	$20.37	$23.83	$19.44
Total ReturnC,D	33.51%	(20.75)%	(12.76)%	24.21%	4.68%
Ratios to Average Net AssetsE,F
Expenses before reductions	.93%	.93%	.93%	.94%	.94%
Expenses net of fee waivers, if any	.93%	.93%	.92%	.94%	.94%
Expenses net of all reductions	.92%	.92%	.92%	.94%	.93%
Net investment income (loss)	.47%	1.00%	.66%	.64%	.74%
Supplemental Data
Net assets, end of period (000 omitted)	$150,744	$97,286	$116,228	$130,100	$112,819
Portfolio turnover rateG	87%	70%	99%	90%	81%

 A Calculated based on average shares outstanding during the period.

 B Amount represents less than $.005 per share.

 C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 G Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Financial Highlights — VIP Energy Portfolio Investor Class

Years ended December 31,	2016	2015	2014	2013	2012
Selected Per–Share Data
Net asset value, beginning of period	$15.55	$20.42	$23.90	$19.49	$18.77
Income from Investment Operations
Net investment income (loss)A	.11	.22	.20	.18	.17
Net realized and unrealized gain (loss)	5.13	(4.29)	(3.21)	4.57	.74
Total from investment operations	5.24	(4.07)	(3.01)	4.75	.91
Distributions from net investment income	(.11)	(.22)	(.20)	(.20)	(.19)
Distributions from net realized gain	–	(.60)	(.28)	(.14)	–
Total distributions	(.11)	(.81)B	(.48)	(.34)	(.19)
Redemption fees added to paid in capitalA	–C	.01	.01	–C	–C
Net asset value, end of period	$20.68	$15.55	$20.42	$23.90	$19.49
Total ReturnD,E	33.70%	(20.58)%	(12.65)%	24.45%	4.86%
Ratios to Average Net AssetsF,G
Expenses before reductions	.76%	.76%	.76%	.78%	.77%
Expenses net of fee waivers, if any	.76%	.76%	.75%	.77%	.77%
Expenses net of all reductions	.75%	.75%	.75%	.77%	.76%
Net investment income (loss)	.63%	1.17%	.83%	.80%	.90%
Supplemental Data
Net assets, end of period (000 omitted)	$162,235	$98,909	$101,214	$108,077	$92,334
Portfolio turnover rateH	87%	70%	99%	90%	81%

 A Calculated based on average shares outstanding during the period.

 B Total distributions of $.81 per share is comprised of distributions from net investment income of $.215 and distributions from net realized gain of $.599 per share.

 C Amount represents less than $.005 per share.

 D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

 E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

 F Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

 G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class.

 H Amount does not include the portfolio activity of any underlying Fidelity Central Funds.

See accompanying notes which are an integral part of the financial statements.

Notes to Financial Statements

For the period ended December 31, 2016

1. Organization.

VIP Energy Portfolio (the Fund) is a non-diversified fund of Variable Insurance Products Fund IV (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Money Market Central Funds seek preservation of capital and current income and are managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of the investment adviser. Annualized expenses of the Money Market Central Funds as of their most recent shareholder report date are less than .005%.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

3. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

  Level 1 – quoted prices in active markets for identical investments
  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
  Level 3 – unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred. Certain expense reductions may also differ by class. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2016, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$83,289,853
Gross unrealized depreciation	(11,914,220)
Net unrealized appreciation (depreciation) on securities	$71,375,633
Tax Cost	$309,827,897

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$32,547
Capital loss carryforward	$(57,079,616)
Net unrealized appreciation (depreciation) on securities and other investments	$71,220,518

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. Under the Regulated Investment Company Modernization Act of 2010 (the Act), the Fund is permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period and such capital losses are required to be used prior to any losses that expire. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

No expiration
Short-term	$(35,006,253)
Long-term	(22,073,363)
Total capital loss carryforward	$(57,079,616)

The tax character of distributions paid was as follows:

	December 31, 2016	December 31, 2015
Ordinary Income	$1,879,963	$ 3,399,885
Long-term Capital Gains	–	8,535,531
Total	$1,879,963	$ 11,935,416

Trading (Redemption) Fees. Shares held by investors less than 60 days may be subject to a redemption fee equal to 1% of the NAV of shares redeemed. All redemption fees, which reduce the proceeds of the shareholder redemption, are retained by the Fund and accounted for as an addition to paid in capital.

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

4. Purchases and Sales of Investments.

Purchases and sales of securities, other than short-term securities, aggregated $304,115,803 and $255,433,530, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Fidelity SelectCo, LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .25% during the period. The group fee rate is based upon the average net assets of all the mutual funds advised by Fidelity Management & Research Company (FMR) and the investment adviser. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .55% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted a separate 12b-1 Plan for Service Class 2 shares. Service Class 2 pays Fidelity Distributors Corporation (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .25% of Service Class 2's average net assets.

For the period, total fees for Service Class 2, all of which was re-allowed to insurance companies for the distribution of shares and providing shareholder support services were $300,082.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class (with the exception of Investor Class) pays a fee for transfer agent services, typesetting, and printing and mailing of shareholder reports, excluding mailing of proxy statements, equal to an annual rate of .07% (.15% for Investor Class) of class-level average net assets. For the period, transfer agent fees for each class were as follows:

Initial Class	$34,142
Service Class 2	79,222
Investor Class	178,256
$291,620

Accounting and Security Lending Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. Under a separate contract, FSC administers the security lending program. The security lending fee is based on the number and duration of lending transactions.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $10,224 for the period.

Interfund Trades. The Fund may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.

6. Committed Line of Credit.

The Fund participates with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $709 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, the Fund did not borrow on this line of credit.

7. Security Lending.

The Fund lends portfolio securities through a lending agent from time to time in order to earn additional income. On the settlement date of the loan, the Fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The Fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund may apply collateral received from the borrower against the obligation. The Fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. The value of loaned securities and cash collateral at period end are disclosed on the Fund's Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Total security lending income during the period amounted to $70,195.

8. Expense Reductions.

Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of the Fund include an amount in addition to trade execution, which may be rebated back to the Fund to offset certain expenses. This amount totaled $32,445 for the period.

In addition, during the period the investment adviser reimbursed and/or waived a portion of the fund-level operating expenses in the amount of $1,783.

9. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

	Year ended December 31, 2016	Year ended December 31, 2015
From net investment income
Initial Class	$368,235	$671,471
Service Class 2	643,085	1,125,062
Investor Class	868,643	1,348,801
Total	$1,879,963	$3,145,334
From net realized gain
Initial Class	$–	$2,006,215
Service Class 2	–	3,490,558
Investor Class	–	3,293,309
Total	$–	$8,790,082

10. Share Transactions.

Transactions for each class of shares were as follows:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2016	Year ended December 31, 2015	Year ended December 31, 2016	Year ended December 31, 2015
Initial Class
Shares sold	637,783	318,964	$11,858,299	$6,258,167
Reinvestment of distributions	17,560	138,900	368,235	2,677,686
Shares redeemed	(546,131)	(943,712)	(9,245,983)	(17,847,770)
Net increase (decrease)	109,212	(485,848)	$2,980,551	$(8,911,917)
Service Class 2
Shares sold	1,872,653	1,207,923	$33,298,327	$23,068,062
Reinvestment of distributions	30,829	240,121	643,085	4,615,620
Shares redeemed	(865,169)	(881,739)	(15,123,742)	(16,309,856)
Net increase (decrease)	1,038,313	566,305	$18,817,670	$11,373,826
Investor Class
Shares sold	2,479,480	2,321,424	$45,760,835	$45,120,504
Reinvestment of distributions	41,502	244,179	868,643	4,642,110
Shares redeemed	(1,037,998)	(1,159,593)	(18,140,062)	(21,356,491)
Net increase (decrease)	1,482,984	1,406,010	$28,489,416	$28,406,123

11. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were the owners of record of 60% of the total outstanding shares of the Fund and one otherwise unaffiliated shareholder was the owner of record of 38% of the total outstanding shares of the Fund.

Report of Independent Registered Public Accounting Firm

To the Trustees of Variable Insurance Products Fund IV and Shareholders of VIP Energy Portfolio:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of VIP Energy Portfolio (a fund of Variable Insurance Products Fund IV) (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts
February 16, 2017

Trustees and Officers

The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance.  Each of the Trustees oversees 83 funds.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust.  Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee.  Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs.  The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees.  Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

The fund’s Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.

Experience, Skills, Attributes, and Qualifications of the Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Brian B. Hogan is an interested person and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Michael E. Wiley serves as Chairman of the Independent Trustees and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's sector portfolios. Other Boards oversee Fidelity's equity and high income funds, and Fidelity's investment grade bond, money market, and asset allocation funds. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity® funds overseen by each Board.

The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks.  The Board, acting through its committees, has charged SelectCo and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above.  Because the day-to-day operations and activities of the fund are carried out by or through SelectCo, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees.  While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations and Audit Committees.  Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), SelectCo's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate.  The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."

Interested Trustees*:

Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

Brian B. Hogan (1964)

Year of Election or Appointment: 2014

Trustee

Chairman of the Board of Trustees

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

 * Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with SelectCo.

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+

David A. Rosow (1942)

Year of Election or Appointment: 2013

Trustee

Mr. Rosow also serves as Trustee of other Fidelity® funds. Prior to his retirement in 2006, Mr. Rosow was the Chief Executive Officer, owner and operator of a number of private companies, which encompassed the oil refining, drilling and marketing of petroleum products (including specialty petroleum products), recreation industry, and real estate development. Mr. Rosow currently serves as a Director of Oxbow Carbon LLC (upgraders, marketers, and distributors of petroleum byproducts of the oil refining process, 2015-present) and Oxbridge Academy of the Palm Beaches (2015-present) and serves as its President and CEO. Previously, Mr. Rosow served on the Fairfield Country Day School Board for 27 years, including as its President for 3 years, stepping down in 2006. Mr. Rosow served as Lead Director and Chairman of the Audit Committee of Hudson United Bancorp (1996-2006), Chairman of the Board of Westport Bank and Trust (1992-1996), and as a Director of TD Banknorth (2006-2007). In addition, Mr. Rosow served as a member (2008-2014) and President (2009-2014) of the Town Council of Palm Beach, Florida. Mr. Rosow also served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013).

Garnett A. Smith (1947)

Year of Election or Appointment: 2013

Trustee

Mr. Smith also serves as Trustee of other Fidelity® funds. Prior to Mr. Smith's retirement, he served as Chairman and Chief Executive Officer of Inbrand Corp. (manufacturer of personal absorbent products, 1990-1997). He also served as President (1986-1990) of Inbrand Corp. Prior to his employment with Inbrand Corp., he was employed by a retail fabric chain and North Carolina National Bank. In addition, Mr. Smith served as a Member of the Advisory Board of certain Fidelity® funds (2012-2013) and as a board member of the Jackson Hole Land Trust (2009-2012).

Michael E. Wiley (1950)

Year of Election or Appointment: 2008

Trustee

Chairman of the Independent Trustees

Mr. Wiley also serves as Trustee of other Fidelity® funds. Mr. Wiley serves as a Director of Tesoro Corporation (independent oil refiner and marketer, 2005-present), a Director of Tesoro Logistics LP (natural resources logistics, 2015-present), and a Director of Bill Barrett Corporation (exploration and production, 2005-present). In addition, Mr. Wiley also serves as a Director of Post Oak Bank (privately-held bank, 2004-present). Previously, Mr. Wiley served as a Trustee of other Fidelity® funds (2008-2013), as a Director of Asia Pacific Exploration Consolidated (international oil and gas exploration and production, 2008-2013), as a member of the Board of Trustees of the University of Tulsa (2000-2006; 2007-2010), as a Senior Energy Advisor of Katzenbach Partners, LLC (consulting, 2006-2007), as an Advisory Director of Riverstone Holdings (private investment), Chairman, President, and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004), and as Director of Spinnaker Exploration Company (exploration and production, 2001-2005).

 + The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.

Advisory Board Members and Officers:

Correspondence intended for a Member of the Advisory Board may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.  Except for Anthony R. Rochte, correspondence intended for an officer may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Correspondence intended for Mr. Rochte may be sent to SelectCo, 1225 17th Street, Denver, Colorado 80202-5541.  Officers appear below in alphabetical order.

Name, Year of Birth; Principal Occupation

Donald F. Donahue (1950)

Year of Election or Appointment: 2015

Member of the Advisory Board

Mr. Donahue also serves as a Trustee or Member of the Advisory Board of other Fidelity® funds. Mr. Donahue is President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present) and a consultant for the Institute for Defense Analyses (national security, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006), and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue serves as a Member (2012-present) and Co-Chairman (2016-present) of the Board of Directors of United Way of New York, Member of the Board of Directors of NYC Leadership Academy (2012-present) and Member of the Board of Advisors of Ripple Labs, Inc. (financial services, 2015-present). He also served as Chairman (2010-2012) and Member of the Board of Directors (2012-2013) of Omgeo, LLC (financial services), Treasurer of United Way of New York (2012-2016), and Member of the Board of Directors of XBRL US (financial services non-profit, 2009-2012) and the International Securities Services Association (2009-2012).

Carol B. Tomé (1957)

Year of Election or Appointment: 2017

Member of the Advisory Board

Ms. Tomé also serves as Trustee or Member of the Advisory Board of other Fidelity® funds. Ms. Tomé is Chief Financial Officer (2001-present) and Executive Vice President of Corporate Services (2007-present) of The Home Depot, Inc. (home improvement retailer) and a Director (2003-present) and Chair of the Audit Committee (2004-present) of United Parcel Service, Inc. (package delivery and supply chain management). Previously, Ms. Tomé served as Senior Vice President of Finance and Accounting/Treasurer (2000-2007) and Vice President and Treasurer (1995-2000) of The Home Depot, Inc. and Chair of the Board (2010-2012), Vice Chair of the Board (2009 and 2013), and a Director (2008-2013) of the Federal Reserve Bank of Atlanta. Ms. Tomé is also a director or trustee of many community and professional organizations.

Marc R. Bryant (1966)

Year of Election or Appointment: 2013

Secretary and Chief Legal Officer (CLO)

Mr. Bryant also serves as Secretary and CLO of other funds. Mr. Bryant serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company (investment adviser firm, 2015-present) and FMR Co., Inc. (investment adviser firm, 2015-present); Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2015-present) and Fidelity Investments Money Management, Inc. (investment adviser firm, 2015-present); and CLO of Fidelity Management & Research (Hong Kong) Limited and FMR Investment Management (UK) Limited (investment adviser firms, 2015-present) and Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present). He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company). Previously, Mr. Bryant served as Secretary and CLO of Fidelity Rutland Square Trust II (2010-2014) and Assistant Secretary of Fidelity's Fixed Income and Asset Allocation Funds (2013-2015). Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Jeffrey S. Christian (1961)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Christian also serves as Assistant Treasurer of other funds. Mr. Christian is an employee of Fidelity Investments (2003-present).

William C. Coffey (1969)

Year of Election or Appointment: 2009

Assistant Secretary

Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Vice President and Associate General Counsel of FMR LLC (2005-2009).

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer

Mr. Davis also serves as Assistant Treasurer of other funds, and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2013

President and Treasurer

Mr. Deberghes also serves as an officer of other funds. He serves as Executive Vice President of Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2016-present) and is an employee of Fidelity Investments (2008-present). Prior to joining Fidelity Investments, Mr. Deberghes was Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005). Previously, Mr. Deberghes served in other fund officer roles.

Joseph DeSantis (1959)

Year of Election or Appointment: 2015

Vice President

Mr. DeSantis also serves as Vice President of other funds. Mr. DeSantis serves as a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), Chief Investment Officer, Equities (2010-present) and is an employee of Fidelity Investments.

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2010

Assistant Treasurer

Ms. Dorsey also serves as an officer of other funds. She is an employee of Fidelity Investments (2008-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Dorsey served as Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Howard J. Galligan III (1966)

Year of Election or Appointment: 2014

Chief Financial Officer

Mr. Galligan also serves as Chief Financial Officer of other funds. Mr. Galligan serves as President of Fidelity Pricing and Cash Management Services (FPCMS) (2014-present) and as a Director of Strategic Advisers, Inc. (investment adviser firm, 2008-present). Previously, Mr. Galligan served as Chief Administrative Officer of Asset Management (2011-2014) and Chief Operating Officer and Senior Vice President of Investment Support for Strategic Advisers, Inc. (2003-2011).

Scott C. Goebel (1968)

Year of Election or Appointment: 2015

Vice President

Mr. Goebel serves as Vice President of other funds and is an employee of Fidelity Investments (2001-present). Previously, Mr. Goebel served as Senior Vice President of Fidelity Management & Research Company (FMR) (investment adviser firm, 2016), Secretary of Fidelity SelectCo, LLC (investment adviser firm, 2013-2015), Fidelity Investments Money Management, Inc. (FIMM) (investment adviser firm, 2010-2015), and Fidelity Research and Analysis Company (FRAC) (investment adviser firm, 2010-2015); General Counsel, Secretary, and Senior Vice President of FMR (investment adviser firm, 2008-2015) and FMR Co., Inc. (investment adviser firm, 2008-2015); Assistant Secretary of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2008-2015) and Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2008-2015); Chief Legal Officer (CLO) of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2008-2015); Secretary and CLO of certain Fidelity® funds (2008-2015); Assistant Secretary of FIMM (2008-2010), FRAC (2008-2010), and certain funds (2007-2008); and as Vice President and Secretary of Fidelity Distributors Corporation (FDC) (2005-2007).

James D. Gryglewicz (1972)

Year of Election or Appointment: 2014

Chief Compliance Officer

Mr. Gryglewicz also serves as Chief Compliance Officer of other funds. Mr. Gryglewicz serves as Compliance Officer of Strategic Advisers, Inc. (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present), Senior Vice President of Asset Management Compliance (2009-present), and is an employee of Fidelity Investments (2004-present).

Brian B. Hogan (1964)

Year of Election or Appointment: 2009

Vice President

Mr. Hogan also serves as Trustee or Vice President of other funds. Mr. Hogan serves as a Director of FMR Investment Management (UK) Limited (investment adviser firm, 2015-present) and Fidelity SelectCo, LLC (investment adviser firm, 2014-present) and President of the Equity Division of FMR (investment adviser firm, 2009-present). Previously, Mr. Hogan served as Senior Vice President, Equity Research of FMR (2006-2009) and as a portfolio manager.  Mr. Brian B. Hogan is not related to Mr. Colm A. Hogan.

Colm A. Hogan (1973)

Year of Election or Appointment: 2016

Assistant Treasurer

Mr. Hogan also serves as an officer of other funds. Mr. Hogan is an employee of Fidelity Investments (2005-present).  Mr. Colm A. Hogan is not related to Mr. Brian B. Hogan.

Chris Maher (1972)

Year of Election or Appointment: 2013

Assistant Treasurer

Mr. Maher serves as Assistant Treasurer of other funds. Mr. Maher is Vice President of Valuation Oversight and is an employee of Fidelity Investments. Previously, Mr. Maher served as Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).

John F. Papandrea (1972)

Year of Election or Appointment: 2016

Anti-Money Laundering (AML) Officer

Mr. Papandrea also serves as AML Officer of other funds. Mr. Papandrea is Vice President of FMR LLC (diversified financial services company, 2008-present) and is an employee of Fidelity Investments (2005-present).

Anthony R. Rochte (1968)

Year of Election or Appointment: 2013

Vice President

Mr. Rochte also serves as Vice President of other funds. Mr. Rochte serves as President of Fidelity SelectCo, LLC (investment adviser firm, 2012-present) and is an employee of Fidelity Investments (2012-present). Prior to joining Fidelity Investments, Mr. Rochte served as Senior Managing Director and head of State Street Global Advisors' North American Intermediary Business Group (2006-2012).

Stacie M. Smith (1974)

Year of Election or Appointment: 2013

Assistant Treasurer

Ms. Smith also serves as an officer of other funds. She is an employee of Fidelity Investments (2009-present) and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Marc L. Spector (1972)

Year of Election or Appointment: 2017

Assistant Treasurer

Mr. Spector also serves as an officer of other funds. Mr. Spector is an employee of Fidelity Investments (2016-present). Prior to joining Fidelity Investments, Mr. Spector served as Director at the Siegfried Group (accounting firm, 2013-2016), and prior to Siegfried Group as audit senior manager at Deloitte & Touche (accounting firm, 2005-2013).

Renee Stagnone (1975)

Year of Election or Appointment: 2016

Assistant Treasurer

Ms. Stagnone also serves as an officer of other funds. Ms. Stagnone is an employee of Fidelity Investments (1997-present). Previously, Ms. Stagnone served as Deputy Treasurer of certain Fidelity® funds (2013-2016).

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including redemption fees and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2016 to December 31, 2016).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio-A	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During Period-B July 1, 2016 to December 31, 2016
Initial Class	.68%
Actual		$1,000.00	$1,152.00	$3.68
Hypothetical-C		$1,000.00	$1,021.72	$3.46
Service Class 2.93%
Actual		$1,000.00	$1,150.40	$5.03
Hypothetical-C		$1,000.00	$1,020.46	$4.72
Investor Class	.76%
Actual		$1,000.00	$1,151.20	$4.11
Hypothetical-C		$1,000.00	$1,021.32	$3.86

 A Annualized expense ratio reflects expenses net of applicable fee waivers.

 B Expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

 C 5% return per year before expenses

Distributions (Unaudited)

Initial Class, Investor Class, and Service Class 2 designate 100% of the dividend distributed during the fiscal year as qualifying for the dividends–received deduction for corporate shareholders.

VNRIC-ANN-0217
1.817379.111

Item 2.

Code of Ethics

As of the end of the period, December 31, 2016, Variable Insurance Products Fund IV (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that David A. Rosow is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Mr. Rosow is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Consumer Discretionary Portfolio, VIP Consumer Staples Portfolio, VIP Energy Portfolio, VIP Financial Services Portfolio, VIP Health Care Portfolio, VIP Industrials Portfolio, VIP Materials Portfolio, VIP Real Estate Portfolio, VIP Technology Portfolio, VIP Telecommunications Portfolio, and VIP Utilities Portfolio (the “Funds”):

Services Billed by PwC

December 31, 2016 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$40,000	$-	$2,600	$1,400
VIP Consumer Staples Portfolio	$40,000	$-	$2,600	$1,400
VIP Energy Portfolio	$40,000	$-	$3,400	$1,400
VIP Financial Services Portfolio	$41,000	$-	$2,800	$1,400
VIP Health Care Portfolio	$43,000	$-	$2,800	$1,500
VIP Industrials Portfolio	$40,000	$-	$2,600	$1,400
VIP Materials Portfolio	$40,000	$-	$2,600	$1,400
VIP Real Estate Portfolio	$49,000	$-	$3,700	$1,700
VIP Technology Portfolio	$45,000	$-	$2,600	$1,500
VIP Telecommunications Portfolio	$40,000	$-	$2,600	$1,400
VIP Utilities Portfolio	$39,000	$-	$3,400	$1,300

December 31, 2015 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Consumer Discretionary Portfolio	$40,000	$-	$2,500	$1,500
VIP Consumer Staples Portfolio	$40,000	$-	$2,500	$1,500
VIP Energy Portfolio	$40,000	$-	$7,500	$1,600
VIP Financial Services Portfolio	$40,000	$-	$2,900	$1,500
VIP Health Care Portfolio	$42,000	$-	$2,500	$1,800
VIP Industrials Portfolio	$40,000	$-	$2,500	$1,500
VIP Materials Portfolio	$39,000	$-	$2,500	$1,500
VIP Real Estate Portfolio	$47,000	$-	$3,500	$1,600
VIP Technology Portfolio	$44,000	$-	$2,500	$1,600
VIP Telecommunications Portfolio	$39,000	$-	$2,500	$1,500
VIP Utilities Portfolio	$39,000	$-	$6,400	$1,500

A Amounts may reflect rounding.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Fidelity SelectCo, LLC (“SelectCo”) and entities controlling, controlled by, or under common control with SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds (“Fund Service Providers”):

Services Billed by PwC

	December 31, 2016A	December 31, 2015A
Audit-Related Fees	$6,240,000	$5,290,000
Tax Fees	$10,000	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, SelectCo (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Funds are as follows:

Billed By	December 31, 2016 A	December 31, 2015 A
PwC	$8,265,000	$5,700,000

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and SelectCo’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee on a periodic basis.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds’ last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund IV

By:	/s/ Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 22, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Adrien E. Deberghes
Adrien E. Deberghes
President and Treasurer

Date:	February 22, 2017

By:	/s/Howard J. Galligan III
Howard J. Galligan III
Chief Financial Officer

Date:	February 22, 2017